UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08200

                                Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2013

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2013* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	3.40%	17.87%	31.92%	-2.53%	5.71%	13.16%	8/5/1994	1.33%[3]	NA3
Ultra-Small Company	8.61%	29.73%	42.85%	10.67%	10.80%	16.07%	8/5/1994	1.25%	1.25%
Ultra-Small Co Market	8.35%	23.52%	29.95%	8.52%	8.85%	10.87%	7/31/1997	0.95%[1]	0.87%[1]
Small-Cap Momentum	2.44%	15.00%	22.31%	NA	NA	15.17%	5/28/2010	5.76%[1]	0.93%[1]
Small-Cap Growth	6.71%	24.26%	29.92%	1.73%	NA	4.43%	10/31/2003	1.08%[1]	0.94%[1]
Small-Cap Value	3.11%	19.24%	32.49%	5.06%	NA	7.60%	10/31/2003	0.99%[1]	0.94%[1]
Large-Cap Growth	3.58%	15.33%	23.06%	4.20%	NA	5.62%	10/31/2003	0.92%[1]	0.84%[1]
Blue Chip 35 Index	3.34%	15.40%	20.89%	8.44%	6.52%	5.74%	7/31/1997	0.29%[1]	0.15%[1]
Managed Volatility	0.95%	4.94%	7.23%	2.66%	4.50%	3.89%	6/30/2001	1.44%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 1999 through 2012* (Unaudited)

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Aggressive Investors 1	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%
Ultra-Small Company	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%
Ultra-Small Co Market	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%
Small-Cap Momentum													-0.92%	14.18%
Small-Cap Growth						11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%
Small-Cap Value						17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%
Large-Cap Growth						6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%
Blue Chip 35 Index	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%
Managed Volatility				-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2013.

3 The management fee included in the gross expense ratio for the Aggressive Investors 1 Fund has been restated to reflect only the base management fee payable under the Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2012 was -0.47%. The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under the Fund’s performance-based management fee structure.

* Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2013

Dear Fellow Shareholders,

Domestic equity markets performed positively during the latest quarter and last twelve months ended June 30, 2013. The Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find it helpful.

See page 2 for an update to our ongoing dialogue on macro-driven markets, followed on page 3 by a discussion of long-term investing, supported by the work of Dr. Jeremy Siegel, Professor of Finance at the Wharton School of the University of Pennsylvania.

Each fiscal year we commit to reporting to shareholders what we think was the “worst thing” at Bridgeway that year. In fiscal year 2013, it was difficult to come up with a “worst thing” because so much went well this year. A Bridgeway shareholder offered us feedback that led us to the “worst thing.” Details are on page 4.

Bridgeway Capital Management just celebrated its 20th anniversary. See page 5 for highs and lows as shared by Bridgeway’s founder, John Montgomery.

One of the strongest parts of our culture is a commitment to community and world change. On page 7, Dick Cancelmo shares his experience as a member of the volunteer executive panel for the Prison Entrepreneurship Program.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Annual Report | June 30, 2013

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version: The domestic equity markets rose in the second quarter of 2013. The positive market momentum that started in November of 2012 continued through April and May, with the S&P 500 Index closing above 1,600 and the Dow closing above 15,000 for the first time. In June, the Dow closed roughly 3.2% below its record high set in May. The quarter ended with the S&P 500 Index and the Dow up approximately 2.9%.

Returns across U.S. equity style boxes, as defined by Morningstar, were mixed for the quarter, with large-cap value and small-cap growth as the stronger “corners.” Large-cap core led the way, up 4.69%, while small-cap value was the laggard, up 0.18%. Value slightly outperformed growth, and large-cap stocks were favored over small-cap stocks.

Quarterly sector performance for the S&P 500 Index was mixed. Financials led the way, gaining approximately seven percent, followed by Consumer Discretionary, up over six percent, and Health Care, up close to four percent. Utilities, Materials, and Energy stocks fared the worst and were the only sectors in negative territory. Utilities were down almost three percent, Materials fell approximately two percent, and Energy was down less than one percent.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

Macro-Driven Markets — An Update

The Short Version: As reported a number of times over the last five years, macro-driven markets have been unfavorable to our models and to Select Funds with a strong growth component (Aggressive Investors 1, Ultra-Small Company, Large-Cap Growth, and Small-Cap Growth). This quarter, specifically in the month of June, these Funds were once again put to the test with a high correlation spike, statistical evidence of a macro-driven market. We passed this test with flying colors, evidence that incorporating additional data and incremental model improvements have helped.

High correlation markets are markets in which individual stock prices tend to move proportionally in tandem — statistically, we define these as time periods when stock correlations reach 0.5 or higher. We call these “macro-driven markets,” markets within which investors focus on macroeconomic events, such as the European debt crisis or actions of the Federal Reserve Board, rather than the economic health of individual companies. Thus, in a macro-driven market, good news at Company XYZ is less likely to favorably impact its stock price than in most market environments. Macro-driven markets are unfavorable to our more growth leaning models in particular, since our models focus on data at the company rather than at a national or world level.

Five of the eight macro-driven markets since 1940 have occurred in the last five years. In the month of June, our Funds were put to the test once again as stock correlations climbed to the 0.50 level. We passed the test. While two of our growth leaning funds (Aggressive Investors 1 and Ultra-Small Company) did trail their primary market benchmarks in June, as expected, all four (Aggressive Investors 1, Ultra-Small Company, Small-Cap Growth, and Large-Cap Growth) did outperform for the full June quarter and fiscal year. The incremental model improvements of the last five years plus the addition of high correlation

www.bridgeway.com	2

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

market environments in our calibration dataset seem to have helped, as hoped and expected. No one knows whether macro-driven markets will continue at the current pace or return to the former level of once every two or three decades. However, we are pleased with our performance in the most two recent spikes of correlation.

Long-Term Investing

The Short Version: In 1994, Dr. Jeremy Siegel, Professor of Finance at the Wharton School of the University of Pennsylvania, wrote the first edition of Stocks for the Long Run. He subsequently updated this book in 1998, 2002 and 2008, continuing to document the benefits of investing in equities over the long term, relative to bonds. With the volatility of the equity markets these days, commentators either declare him a genius (when the equity markets are up) or misguided (when the equity markets are down). However, these responses are based on the whims of the current market and not long-term data and evidence that more appropriately supports the key point Dr. Siegel is making: If you are a patient, long-term investor, by remaining in stocks over the long-term, you can have greater returns with less risk than bonds or cash.

Dr. Siegel’s research shows that stocks give higher returns with less risk than bonds if you measure risk over longer time periods, such as 10 years and beyond. Recent critics will pick the market low of 2008 to prove Dr. Siegel “wrong” for a single 10-, 20- and 30-year period. However, since investors don’t generally invest all their money on a single day and take it all out on a single day - and on days that just happen to coincide with the dates picked by the critics - this criticism isn’t very helpful. Dr. Siegel’s data and conclusions are still valid for people who invest across multiple time periods and with a plan.

Unfortunately, we have allowed the media to focus our eyes on risk as defined by what is happening in the market today, this month or this year. For long-term investors, such as those saving for retirement in 25+ years, this short-term movement is mostly irrelevant and can cause you to destroy value and incur greater risk of jeopardizing your retirement savings.

Data presented by the Investment Company Institute shows that investors repeatedly mis-time their investments, buying after market upticks and selling after the market declines. However, if you are 25 to 45 years old, you need to consider Dr. Siegel’s data and evidence. What happens in the market today, this month, this quarter or even this year, is mathematically not that important if you implement a multi-year investment plan that keeps the long-term in proper perspective.

3	Annual Report | June 30, 2013

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

A May 31, 2013 article in the Wall Street Journal highlighted a group of investors who were invested 100% in stocks. Were these investors crazy? While we don’t advocate exposure to only one asset class, our answer to this question is, no, they were not crazy. What these investors had in common was not a gambler’s mentality but a proper perspective on risk, returns and time frames, as presented by Dr. Siegel. They understood that what happens over any one short-term period is not that relevant if you have a plan that invests and rebalances regularly.

At Bridgeway, we regularly write about the importance of having an investment plan. In these seemingly turbulent times, a plan that reflects your stage in life, your tolerance for risk, and your cash/income needs is more essential than ever. And, if retirement is 25+ years away, your plan should keep you properly exposed to equities. Incidentally, Dr. Siegel’s book is available in PDF online for free and is recommended reading.

The Worst Thing of the Fiscal Year

The Short Version: Continuing a Bridgeway tradition of disclosing the worst thing of the fiscal year . . . The Bridgeway Ultra-Small Company Market Fund distributed approximately 16% of the Fund’s NAV – the largest percentage of any Fund in the history of Bridgeway – in long term capital gains in 2012. Generally speaking, a higher distribution means that taxable shareholders pay more taxes, which is bad. However, these gains were distributed during a period in which the Fund appreciated 18.20% (the primary market benchmark was up 18.18%). Since this Fund invests only in ultra-small companies and continually “harvests” stocks that have significantly outgrown our size objective, the act of selling larger, highly appreciated stocks generates capital gains for the Fund. We attempt to keep the tax burden low by working hard to generate only gains that are long-term, and thus tax-advantaged. While we would not change our investment or accounting decisions if we could go back, we think we could have better communicated to investors.

In each annual report for the last fifteen fiscal years, Bridgeway has revealed its “worst thing of the year.” This section has become an important Bridgeway tradition. As a shareholder, you are the owner and “boss,” and we think you have a right to know the negatives as well as the positives. In previous years we have discussed company turnover, trading errors, compliance issues, and specific periods of the performance of one or more of our Funds. Part of our firm’s culture is transparency (we’re the only Fund firm we know of that addresses this topic in an annual report), and we work hard to address problems and not repeat mistakes. “Worst things” fall into two categories: a) mistakes we made that we want to learn from and b) bad things beyond our control. The worst thing in fiscal year 2013 has characteristics of both.

By way of disclosure, in fiscal year 2013, it was difficult to come up with a “worst thing” because so much went well this year. While we celebrate this, there’s always something at the trailing edge of not good. A Bridgeway shareholder suggested that a taxable gain this large was not good and that we communicated it poorly. We agree that a large distribution hurts — though we wouldn’t change any investment or accounting decisions on this if we could go back — and further agree we could have communicated better. So let’s dissect the part we don’t control (not a mistake) from the part we do control.

The part we don’t control is that our primary market benchmark was up 18.18% in the Fund’s excise tax year (November 2011 to October 2012), the period of time when the gains were realized. During the same period, the Fund was up 18.20%, and distributed a capital gain of approximately 16% of the Fund’s NAV. So, while large, the capital gains distribution was still smaller in percentage terms than our strong performance, something we would like to repeat. We work hard to keep capital gains long-term in nature, so that taxable shareholder accounts generally pay the lower, long-term rate. While it is possible to not sell our most highly appreciated stocks in any one year, we eventually do since our main objective is to approximate the return of the CRSP 10 Index of ultra-small stocks.

The part we could have done better was communication. While we routinely disclose estimated distributions on our web site prior to the distribution date (this allows investors to decide if they want to invest more before or after the distribution date), we could have highlighted this better. And while our December 2012 semi-annual report financial statements disclosed the distribution, we could have written this explanation in that report, rather than waiting until this letter, a half year later. Our apologies; we intend to do better in the future. Thanks to the shareholder who took the time to point this out; it’s much appreciated.

www.bridgeway.com	4

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

20 Years at Bridgeway — highs and lows (by Bridgeway’s founder)

The Short Version: Bridgeway Capital Management just celebrated its 20th anniversary. Here are some ruminations by its founder, John Montgomery.

July 12th marked Bridgeway Capital Management’s 20th birthday. That means it’s also my 20th anniversary at Bridgeway. I’ve never worked in any other place for a single decade, let alone two. Something to ponder. So I thought I would . . . .

In my household we play a game called “highs and lows.” Basically, each member around the dinner table shares one or two high and low points from their day or week. Or in the case of my rather international family, it might have been three months since we have last seen each other, so we may be sharing the highs and lows of a several month period. Let me play highs and lows for the last 20 years at Bridgeway.

Some highs: First, I love the people I work with. They are amazing. Bright, creative, committed, diverse, and fun. I wake up in the morning looking forward to the work I get to do and the people I get to do it with. Sometimes I chuckle sheepishly that anyone would actually pay me to do this job. On the other hand, and by way of fiduciary duty, it’s a deep responsibility as well as a privilege.

Second, is you. It’s an extreme honor to me that you entrust your money into our care. I will never take that trust for granted. You give us an outlet to exercise the gifts in financial management that we have honed over two decades at Bridgeway. Working hard on your investments also empowers others through our mission and philanthropic work.

Third, as an engineer, I celebrate two decades of execution in accordance with design. One of our first two mutual funds, Bridgeway Ultra-Small Company Fund, has the highest returns of any diversified mutual fund since inception. It also has outsize risk in accordance with its asset class. For any of our Funds, more important than the specific returns or rankings is that they do what we say they’ll do. We can’t guarantee that, but we work very hard to achieve it through design, execution, and accountability by way of performance attribution and Board oversight. When we are unable to achieve that, such as during the very negative impact of the high correlation markets of 2008-2011 on some of our growth leaning Funds, our investment research process is designed to be self correcting by exploring statistically what happened and adding that data to our calibration database. Thus, Aggressive Investors 1 Fund, for example, has now navigated two high correlation spikes (June quarter 2012 and June quarter 2013); in a way I believe is acceptable should these historically rare market environments continue. This self correction is something, I believe, that is not likely with non-quantitative, “gut and instinct” based investment processes.

And now a low: too many of our shareholders redeemed in the downturn following June of 2008. Many of them invested in fixed income and missed much of the equity appreciation of the last 4+ years. We’ve written about this in more detail in previous letters. It’s the problem of chasing hot returns and selling after a downturn — thus, buying high and selling low, rather than holding on for the long term. It’s destructive and life-changing, and we have to do better. This may sound like I’m blaming others. I’m not; many have a hand in creating and reinforcing this very common investor behavior. We are working on an effective means to further educate investors on the appropriate use of our highly volatile Funds (since investors tend to buy and sell them more).

Behavioral Finance at the University of Virginia (Bridgeway’s Chief Investment Officer goes back to school)

Last April, I took three days to engage in a course on behavioral finance sponsored by the CFA Institute and the University of Virginia’s Darden School of Business. It was an awesome course, giving an overview of the very young field, I won’t say science, of behavioral finance. This field of study is both interesting to me and important to our work at Bridgeway. Here are some of my thoughts on the topic:

My first behavioral finance insight. The year was 1984. The room was a class at Harvard’s graduate school of business. The course: investment management. The class: about 50 students, many of whom were destined for Wall Street. We had just finished a case study that included a very attractive — and rare — track record of an investment management firm “beating the market.” The professor’s final question was, “Who in this room thinks that when they get out of business school and are managing money professionally, that they will be able to beat this track record?” 80% of the hands in the room were raised. My

5	Annual Report | June 30, 2013

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

thought was, if 80% of the people in this room think they can beat the market, but statistically less than 20% can, that should create a big advantage for a well-designed investment process based on statistics and a lot of historical data — taking advantage of human irrationality. Out of these thoughts grew the first seeds of Bridgeway’s investment management process. In 1984 I was completely unaware of behavioral finance. But I did start doing research on the application of quantitative methods to investing. Fast forward 29 years . . .

What is behavioral finance?

This is one of my favorite definitions:

There have been many studies that have documented long-term historical phenomena in securities markets that contradict the efficient market hypothesis and cannot be captured plausibly in models based on perfect investor rationality. Behavioral finance attempts to fill the void. Investopedia.com

Simply stated, the efficient market hypothesis asserts that all information is already incorporated into the price of a security. A corollary is that it is therefore not possible to beat the market on a risk adjusted basis consistently or over the long haul.

Are markets efficient? Is the efficient markets hypothesis true?

I believe our markets are very efficient over time, and that it is extremely perilous to try to “beat the market.” There are a few problems with this, however. A major one is that it invites the question, “What is the market?” Does it mean holding a portfolio of all world investments in proportion to their total market weight? Is holding only U.S. stocks an active “bet” on the U.S. economy? Is an equal weighted portfolio of stocks a “bet” against the largest stocks? Should investors ignore their own risk tolerance in favor of holding stocks and bonds in the same proportion that they represent in the broader economy? I believe the answer to each of these questions is “no.” BUT, I still think timing the market is a perilous activity. That’s different from having a well conceived plan for investing in a diversified way, based on historical data, and implementing this plan through thick and thin, especially when it feels least comfortable to do so.

Where does that leave Bridgeway? Are our various funds actively managed, seeking to beat the market?

This is not how I think about them. Relative to Fund strategy design (including target risk) and primary market benchmark, the adviser seeks with each Fund to:

a. take advantage of documented, sometimes irrational, investor behavior

b. “tilt” the portfolio to certain documented risk factor exposures, such as size or valuation

c. take advantage of portfolio construction techniques, for example, rebalancing and security weighting that may increase returns or decrease risk

d. not destroy value, for example, by poor trading execution or ignoring tax consequences that cost nothing in pre-tax returns

The first category, item a, is the reason for Bridgeway’s interest in behavioral finance. Certain historical patterns of behavior create opportunities to not follow the same patterns (sometimes referred to as “anomalies”) of other investors, sometimes taking advantage of that behavior. In a future letter I’ll give several examples of behavioral anomalies.

Strongest takeaway from this seminar:

Humility. And healthy skepticism. Sometimes what looks like an anomaly or risk factor, is not.

www.bridgeway.com	6

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Lowest personal grade:

Trading simulation. OK, I wasn’t at the bottom of the class, but I wasn’t in the top. To be an average trader is analogous to being an average ballet dancer (among all the people in a city, not all the people in a ballet corps). If you’re like me, you probably wouldn’t want to get on a stage in front of a roomful of people who paid to watch a dancer. I don’t trade at Bridgeway. I’m particularly not well suited for it. Just as important as knowing what you’re good at is knowing what you’re not good at.

One of my favorite quotes from a competitor:

We like to think we invest rationally, but the field of behavioral finance has shown there are social, emotional, and even cognitive factors that can affect our investing decisions. By becoming aware of these unconscious tendencies, we have a better chance of meeting our long-term investing goals. Franklin Templeton Funds.

Transformative Change

Prison Entrepreneurship Program — authored by Dick Cancelmo

In my mind happiness and the pursuit of satisfaction in life evolves around a common theme of People, Places and Purpose. Little did I know that prison could be a Place to evoke happiness until I participated in the Prison Entrepreneurship Program or PEP. This very well run and successful program transforms “inmates and executives by unlocking human potential through entrepreneurial passion, education and mentoring.” One of the outcomes of PEP’s mission is that it tackles a tremendous problem in Texas prisons: that 25% of prisoners return to jail within 3 years. PEP’s 700+ graduates have a recidivism rate of less than 5% since PEP started operations in 2004. In addition, the employment rate for graduates within 90 days of release is 100%, with more than 120 businesses launched from the program.

Three Bridgeway Partners, Kai Liu, Cindy Griffin and Tammira Philippe, have been active in this program for several years. They organized a small group of Partners, family members and a business associate to see what PEP was all about. Recently, we went to the Cleveland Correctional Center just north of Houston and spent the better part of the day in prison. We participated in “Pitch Day,” an exercise where select prisoners “pitch” business plans for their hopeful post-prison businesses. As members of the volunteer executive panels, we offered insight, suggestions and encouragement to this group of men.

When we arrived at the Cleveland Correctional Center, the first thing that was obvious was that there are very few things that differentiate us from the inmates in the program. If it weren’t for luck or grace or whatever you choose to call it, any of us could be the ones on the other side. Secondly, they were very well prepared for this event after spending many hours of hard work studying an outstanding curriculum. Third, they were incredibly articulate, passionate, friendly and thankful for our help, and more importantly the help of the dedicated leaders of PEP who have given these men the tremendous gift of Purpose.

Perhaps the experience was best summed up by Matt Hall, our business associate who joined us – “I’m very cognizant of what gives me energy and of activities that are energy thieves. If I think about how I feel after being away on a ten day vacation and compare that feeling to one day at PEP, there’s no question that PEP is the winner. Three weeks later, I’m still energized by the men of PEP.”

PEP’s success in reducing recidivism rates and changing lives has been growing. They hope to soon include all inmates at the Cleveland Correctional Center, which would double the program size. Check out PEP for yourself - http:// www.prisonentrepreneurship.org/.

7	Annual Report | June 30, 2013

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 3.40%, outperforming our primary market benchmark, the S&P 500 Index (+2.91%), the Russell 2000 Index (+3.08%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+2.18%). In June we experienced a high correlation spike — a historically rare and unfriendly environment for our Fund. Our Fund has now navigated two high correlation spikes (the other in June 2012) much better than the previous ones (2008, 2010, 2011), as discussed on page 2. We are pleased with the results.

For the fiscal year ending June 30, 2013, our Fund appreciated 31.92%, strongly outperforming our primary benchmark, the S&P 500 Index (+20.60%), our peer benchmark, the Lipper Capital Appreciation Index (+20.06%) and the Russell 2000 Index (+24.21%). We are very pleased with both the relative and absolute returns for the one year period. We continue to lead our primary benchmark for the fifteen-year and life-to-date periods, but we still have ground to make up for the five and ten year periods.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	3.40%	31.92%	-2.53%	5.71%	13.16%
S&P 500 Index	2.91%	20.60%	7.01%	7.30%	8.91%
Russell 2000 Index	3.08%	24.21%	8.77%	9.53%	9.08%
Lipper Capital Appreciation Funds Index	2.18%	20.06%	4.58%	7.83%	7.84%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Aggressive Investors 1 Fund ranked 19th of 281 capital appreciation funds for the twelve months ending June 30, 2013, 219th of 230 over the last five years, 127th of 163 over the last ten years, and 2nd of 51 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	8

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 6/30/13

Detailed Explanation of Quarterly Performance

The Short Version: In a quarter where overall volatility went up, and in spite of the high correlation spike in June, we outperformed our primary market benchmark. The Fund’s current “tilt” toward higher beta (measure of market risk) stocks helped in the June quarter market environment.

We outperformed our primary benchmark by approximately 0.5% for the quarter ended June 30, 2013. It was a period in which there was an increase in volatility, along with a spike in correlation at the end of the quarter. As expected, we did slightly underperform in the month of June when these correlations were the highest, but this was less of a decline than in past spikes, and the outperformance from the other two months more than made up for it — an excellent result. We believe that incorporating four high correlation spikes since 2008 into our database, as well as the ongoing process of model refinements, have helped improve the Fund’s navigation through such historically unfavorable high correlation markets.

The Fund continues to be overweighted in the Consumer Discretionary sector, one of the best performing sectors in the June quarter (it returned approximately 6.9% versus a 2.9% S&P 500 Index return) and underweighted in the lagging Utilities sector, which also had a positive effect on the Fund’s performance. Fund holdings in the Information Technology and Consumer Staples sectors added to the Fund’s strong returns as well. Our models continued to successfully identify stocks that show strong company financial health, adding around 2.8% to overall absolute returns.

Detailed Explanation of Fiscal Year Performance

The Short Version: For the fiscal year ended June 30, 2013, we outperformed our primary benchmark by 11.32%. Our current positioning, favoring smaller size, higher leverage, and higher beta (market risk) companies, helped in the market environment of the fiscal year. Our stocks performed well across a broad spectrum of our quantitative models during the low/mid-correlation environment of the first three fiscal year quarters.

The fiscal year ended June 30, 2013 contained a high-correlation spike, an environment traditionally unfavorable to our growth models. However, as discussed in the quarterly commentary above, we fared better during this recent quarter than during previous spikes. The other three quarters had historically normal market correlation, which contributed to the Fund outperforming our primary market benchmark for the year by more than eleven percent.

9	Annual Report | June 30, 2013

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

As is usual, our larger universe of stocks (those from which we select companies for the Fund) and non-market cap weighting tends to give us a small-cap bias compared to the S&P 500 Index. Throughout the fiscal year, this proved to be beneficial, especially in the December quarter of 2012. The Fund’s Consumer Discretionary holdings shined for the fiscal year, adding almost four percent to the Fund’s performance relative to the primary market benchmark. Although the Financial sector was the best performing sector in the S&P 500 Index, the Fund’s overweighting of non-bank financial stocks did not help performance. The Fund’s above-market exposure to strongly performing high beta and more highly leveraged companies did add significantly to our positive results.

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	PulteGroup, Inc.	Household Durables	1.8%
2	Lumber Liquidators Holdings, Inc.	Specialty Retail	1.8%
3	Western Digital Corp.	Computers & Peripherals	1.8%
4	Gap, Inc. (The)	Specialty Retail	1.7%
5	Pilgrim’s Pride Corp.	Food Products	1.7%
6	Ryland Group, Inc. (The)	Household Durables	1.5%
7	Seagate Technology PLC	Computers & Peripherals	1.5%
8	Tesoro Corp .	Oil, Gas & Consumable Fuels	1.3%
9	Delphi Automotive PLC	Auto Components	1.3%
10	AAR Corp.	Aeorspace & Defense	1.3%
	Total		15.7%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	18.6%	12.2%	6.4%
Consumer Staples	8.4%	10.5%	-2.1%
Energy	10.0%	10.5%	-0.5%
Financials	17.3%	16.7%	0.6%
Health Care	7.3%	12.7%	-5.4%
Industrials	11.7%	10.2%	1.5%
Information Technology	17.5%	17.8%	-0.3%
Materials	4.8%	3.3%	1.5%
Telecommunication Services	1.7%	2.8%	-1.1%
Utilities	2.2%	3.3%	-1.1%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited

www.bridgeway.com	10

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

11	Annual Report | June 30, 2013

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.54%
Aerospace & Defense - 2.40%
AAR Corp.	129,800	$2,853,004
Precision Castparts Corp.	10,900	2,463,509

		5,316,513

Airlines - 2.33%
Delta Air Lines, Inc.*	125,800	2,353,718
SkyWest, Inc.	207,700	2,812,258

		5,165,976

Auto Components - 2.35%
Delphi Automotive PLC	57,100	2,894,399
Lear Corp.	38,200	2,309,572

		5,203,971

Automobiles - 1.06%
Toyota Motor Corp. - Sponsored ADR	19,400	2,340,804

Biotechnology - 1.98%
Amgen, Inc.	22,100	2,180,386
Gilead Sciences, Inc.*	42,800	2,191,788

		4,372,174

Chemicals - 5.87%
Albemarle Corp.	36,300	2,261,127
CF Industries Holdings, Inc.	12,178	2,088,527
Ecolab, Inc.	28,000	2,385,320
Kraton Performance Polymers, Inc.*	41,700	884,040
LyondellBasell Industries NV	36,700	2,431,742
OM Group, Inc.*	32,300	998,716
Sherwin-Williams Co. (The)	11,000	1,942,600

		12,992,072

Commercial Banks - 0.98%
Bank of Montreal+	37,300	2,164,519

Computers & Peripherals - 4.12%
Apple, Inc.	4,800	1,901,184
Seagate Technology PLC	72,900	3,268,107
Western Digital Corp.	63,500	3,942,715

		9,112,006

Consumer Finance - 2.02%
Discover Financial Services	47,700	2,272,428
SLM Corp.	96,000	2,194,560

		4,466,988

Industry Company	Shares	Value

Diversified Consumer Services - 0.97%
H&R Block, Inc.	77,000	$2,136,750

Diversified Financial Services - 1.97%
Citigroup, Inc.	45,300	2,173,041
Moody’s Corp.	35,900	2,187,387

		4,360,428

Diversified Telecommunication Services - 1.03%
Verizon Communications, Inc.	45,200	2,275,368

Electric Utilities - 1.09%
Entergy Corp.	34,600	2,410,928

Electrical Equipment - 0.98%
Rockwell Automation, Inc.	26,200	2,178,268

Electronic Equipment, Instruments & Components - 2.32%
Corning, Inc.	167,900	2,389,217
Plexus Corp.*	92,100	2,752,869

		5,142,086

Energy Equipment & Services - 1.01%
Exterran Holdings, Inc.*	79,700	2,241,164

Food & Staples Retailing - 3.72%
Kroger Co. (The)	80,800	2,790,832
Rite Aid Corp.*+	911,600	2,607,176
Safeway, Inc.	120,000	2,839,200

		8,237,208

Food Products - 4.72%
Flowers Foods, Inc.	101,250	2,232,562
Ingredion, Inc.	33,600	2,204,832
Kellogg Co.	36,700	2,357,241
Pilgrim’s Pride Corp.*	243,900	3,643,866

		10,438,501

Health Care Equipment & Supplies - 1.17%
Medtronic, Inc.	50,500	2,599,235

Health Care Providers & Services - 4.15%
DaVita HealthCare Partners, Inc.*	20,700	2,500,560
HCA Holdings, Inc.	57,800	2,084,268
MWI Veterinary Supply, Inc.*	18,600	2,292,264
Tenet Healthcare Corp.*	50,000	2,305,000

		9,182,092

www.bridgeway.com	12

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure - 1.10%
Texas Roadhouse, Inc.	96,900	$ 2,424,438

Household Durables - 6.29%
Hovnanian Enterprises, Inc., Class A*+	297,000	1,666,170
PulteGroup, Inc.*	212,900	4,038,713
Ryland Group, Inc. (The)+	83,200	3,336,320
Sony Corp. - Sponsored ADR	115,100	2,438,969
Whirlpool Corp.	21,300	2,435,868

		13,916,040

Insurance - 8.63%
Allstate Corp. (The)	50,700	2,439,684
Arch Capital Group, Ltd.*	49,900	2,565,359
Axis Capital Holdings, Ltd.	59,200	2,710,176
First American Financial Corp.	89,200	1,965,968
Genworth Financial, Inc., Class A*	220,700	2,518,187
MetLife, Inc.	56,000	2,562,560
Prudential Financial, Inc.	31,900	2,329,657
Stewart Information Services Corp.	77,000	2,016,630

		19,108,221

IT Services - 6.65%
Accenture PLC, Class A	35,900	2,583,364
Alliance Data Systems Corp.*	14,500	2,624,935
Computer Sciences Corp.	46,000	2,013,420
FleetCor Technologies, Inc.*	29,000	2,357,700
Unisys Corp.*	118,100	2,606,467
Western Union Co. (The)+	148,500	2,540,835

		14,726,721

Leisure Equipment & Products - 1.03%
Hasbro, Inc.+	50,600	2,268,398

Machinery - 2.81%
ITT Corp.	77,300	2,273,393
Oshkosh Corp.*	38,600	1,465,642
Snap-on, Inc.	27,700	2,475,826

		6,214,861

Media - 1.23%
Time Warner Cable, Inc.	24,200	2,722,016

Office Electronics - 1.08%
Xerox Corp.	264,700	2,400,829

Oil, Gas & Consumable Fuels - 6.97%
CVR Energy, Inc.	41,600	1,971,840

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc.	85,200	$ 2,452,056
HollyFrontier Corp.	41,500	1,775,370
Marathon Petroleum Corp.	40,000	2,842,400
Stone Energy Corp.*	61,000	1,343,830
Tesoro Corp.	56,300	2,945,616
Valero Energy Corp.	60,500	2,103,585

		15,434,697

Professional Services - 1.18%
Huron Consulting Group, Inc.*	56,500	2,612,560

Real Estate Investment Trusts (REITs) - 3.72%
American Tower Corp.	28,600	2,092,662
Geo Group, Inc. (The)	61,900	2,101,505
Weingarten Realty Investors	65,600	2,018,512
Weyerhaeuser Co.	70,700	2,014,243

		8,226,922

Road & Rail - 1.99%
Avis Budget Group, Inc.*	70,100	2,015,375
Hertz Global Holdings, Inc.*	95,900	2,378,320

		4,393,695

Semiconductors & Semiconductor Equipment - 3.35%
Amkor Technology, Inc.*+	526,100	2,214,881
Cree, Inc.*	40,000	2,554,400
Magnachip Semiconductor Corp.*	144,900	2,647,323

		7,416,604

Specialty Retail - 4.63%
Gap, Inc. (The)	89,000	3,713,970
Lumber Liquidators Holdings, Inc.*+	51,500	4,010,305
O’Reilly Automotive, Inc.*	22,500	2,533,950

		10,258,225

Trading Companies & Distributors - 0.92%
MRC Global, Inc.*	73,900	2,041,118

Wireless Telecommunication Services - 1.72%
Cellcom Israel, Ltd.+	155,000	1,430,650
SBA Communications Corp., Class A*	32,100	2,379,252

		3,809,902

TOTAL COMMON STOCKS - 99.54%		220,312,298

(Cost $190,263,292)

13	Annual Report | June 30, 2013

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	2,760	$2,760

TOTAL MONEY MARKET FUND - 0.00%			2,760

(Cost $ 2,760)

TOTAL INVESTMENTS - 99.54%			$220,315,058
(Cost $190,266,052)
Other Assets in Excess of Liabilities - 0.46%			1,021,747

NET ASSETS - 100.00%			$221,336,805

* Non-income producing security.
^ Rate disclosed as of June 30, 2013.
+ This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $8,951,730 at June 30, 2013.
ADR - American Depositary Receipt
PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$220,312,298	$ —	$ —	$220,312,298
Money Market Fund	—	2,760	—	2,760

TOTAL	$220,312,298	$2,760	$ —	$220,315,058

See Notes to Financial Statements.

www.bridgeway.com	14

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 8.61%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+7.17%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+5.81%), the Russell Microcap Index (+5.10%) and the Russell 2000 Index (+3.08%). We are pleased with the results.

For the fiscal year ended June 30, 2013, our Fund appreciated 42.85%, strongly outperforming each of our performance benchmarks: our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+26.96%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+26.30%), the Russell Microcap Index (+25.38%), and the Russell 2000 Index (+24.21%). It feels good to have a clean sweep for these shorter time periods and since inception. We still have some ground to make up relative to our performance benchmarks in the five- and ten-year periods, primarily due to the “penny stock” and “junk rally” effects of 2009.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	8.61%	42.85%	10.67%	10.80%	16.07%
CRSP Cap-Based Portfolio 10 Index	7.17%	26.96%	12.93%	11.47%	12.61%
Russell Microcap Index	5.10%	25.38%	8.53%	7.81%	N/A
Russell 2000 Index	3.08%	24.21%	8.77%	9.53%	9.08%
Lipper Micro-Cap Stock Funds Index	5.81%	26.30%	8.84%	8.84%	N/A

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,052 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Ultra-Small Company Fund ranked 1st of 67 micro-cap funds for the twelve months ending June 30, 2013, 19th of 48 over the last five years, 8th of 31 over the last ten years, and 1st of 8 since inception in August, 1994. These long-term numbers and the graph on the next page give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

15	Annual Report | June 30, 2013

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*       from Inception 7/31/94 to 6/30/13

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

 Detailed Explanation of Quarterly Performance

The Short Version: Our Fund’s current stronger weighting of deeper value stocks helped in the current quarter. Many of these stocks appeared in the Consumer Discretionary sector, which was a particularly strong sector for our Fund. We are pleased that the Fund’s outperformance occurred despite a spike in correlation (see page 2), an environment not usually favorable to our Fund.

The Consumer Discretionary sector was a highlight for the quarter and significantly contributed to the Fund’s positive relative performance. Not only did the Fund’s overweighting in this sector clearly help (the Consumer Discretionary sector returned more than 15% compared to the benchmark’s return of just over six percent), but the Fund’s stronger exposure to value stocks in this sector helped significantly. In total, more than one percent of the Fund’s outperformance can be attributed to the Consumer Discretionary sector.

Design features of the Fund, such as our overweighting of value and momentum stocks, proved to be beneficial this quarter. The high correlation spike in June did hurt our Fund somewhat during this month, as expected, but recent changes (including incorporating data from 2008 through 2011) allowed the Fund to navigate this market better than it has in the past. We are encouraged that the one percent underperformance in June was more than offset by the outperformance of the previous two months.

A primary determinant of our performance relative to most other funds relates to the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in ultra-small stocks. As shown in the table on the next page, smaller companies (particularly those in the 9th and 10th decile) strongly outperformed large companies for the quarter ended June 30, 2013.

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Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	87.5 Years
1 (ultra-large)	2.89%	19.56%	6.62%	6.65%	9.16%
2	3.81%	26.08%	8.49%	10.30%	10.50%
3	1.64%	26.63%	8.74%	10.43%	10.89%
4	3.29%	30.86%	10.84%	11.44%	10.91%
5	3.26%	29.49%	11.50%	12.25%	11.55%
6	4.17%	29.55%	10.73%	10.81%	11.37%
7	5.52%	27.30%	13.20%	11.85%	11.62%
8	5.98%	30.18%	13.74%	12.11%	11.64%
9	7.78%	27.76%	13.03%	10.27%	11.60%
10 (ultra-small)	7.17%	26.96%	12.93%	11.47%	13.28%

[1]

Performance figures are as of the period ended June 30, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Short Version: The Fund boasted an outperformance of almost sixteen percent for the year, relative to our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index. Stocks within the Consumer Discretionary sector and greater exposure to higher liquidity stocks contributed most significantly to this exceptional outperformance.

For the fiscal year ended June 30, 2013, the Fund handily beat the CRSP Cap-Based Portfolio 10 Index, the Fund’s primary benchmark. Surprising to some, perhaps, this was not our best fiscal year relative performance. When our ultra-small stock models “kick in,” they can really kick in. The flip side: they can also underperform, as they did in fiscal years 2009 and 2010. This is truly a fund for long term investors.

Ultra-small stocks with highest liquidity made the most significant impact on the Fund’s positive relative returns this fiscal year. This was a year that went against the grain. In a majority of years, less liquid (harder to trade) ultra-small stocks outperform the pack. Every stock category gets its day in the sun in a given year, and this was the year for high liquidity stocks. Specifically, the stocks in the highest 10% of trading volume (liquidity) returned more than 135% on average for the year, compared to just over 25% for the benchmark. Weighting this decile over three times more than the benchmark gave a huge boost to the Fund’s relative performance.

The Consumer Discretionary sector was the strongest performing sector for the fiscal year, adding around 13% to the Fund’s return. In fact, half of our best performing stocks came from this sector.

17	Annual Report | June 30, 2013

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Addus HomeCare Corp	Health Care Providers & Services	2.3%
2	Nautilus, Inc.	Leisure Equipment & Products	2.3%
3	CalAmp Corp	Communications Equipment	2.0%
4	HCI Group, Inc.	Insurance	1.8%
5	Christopher & Banks Corp.	Specialty Retail	1.8%
6	Hutchinson Technology, Inc.	Computers & Peripherals	1.7%
7	Ducommun, Inc.	Aerospace & Defense	1.7%
8	Bon-Ton Stores, Inc. (The)	Multiline Retail	1.6%
9	YRC Worldwide, Inc.	Road & Rail	1.6%
10	Gray Television, Inc.	Media	1.6%
	Total		18.4%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	22.2%	16.2%	6.0%
Consumer Staples	3.8%	3.8%	0.0%
Energy	5.7%	7.0%	-1.3%
Financials	18.6%	24.9%	-6.3%
Health Care	10.7%	12.2%	-1.5%
Industrials	18.3%	13.6%	4.7%
Information Technology	14.2%	16.6%	-2.4%
Materials	2.8%	2.5%	0.3%
Telecommunication Services	2.5%	2.2%	0.3%
Utilities	0.0%	1.0%	-1.0%
Cash & Other Assets	1.2%	0.0%	1.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	18

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

19	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 98.76%
Aerospace & Defense - 1.66%
Ducommun, Inc.*	103,100	$2,191,906

Airlines - 1.24%
Republic Airways Holdings, Inc.*	144,800	1,640,584

Auto Components - 0.77%
Strattec Security Corp.	8,900	332,504
Tower International, Inc.*	34,600	684,734

		1,017,238

Biotechnology - 1.73%
AVEO Pharmaceuticals, Inc.*	440,000	1,100,000
China Biologic Products, Inc.*+	6,900	158,355
Vanda Pharmaceuticals, Inc.*+	126,500	1,022,120

		2,280,475

Building Products - 1.50%
China Ceramics Co., Ltd.	29,500	61,065
Patrick Industries, Inc.*	50,700	1,054,053
PGT, Inc.*	100,000	867,000

		1,982,118

Capital Markets - 2.65%
Calamos Asset Management, Inc., Class A	76,100	799,050
FBR & Co.*	36,400	919,464
Manning & Napier, Inc.	32,500	577,200
Oppenheimer Holdings, Inc., Class A	4,428	84,309
Solar Senior Capital, Ltd.	60,500	1,113,805

		3,493,828

Chemicals - 2.10%
American Pacific Corp.*	44,900	1,272,915
Chase Corp.	9,700	216,892
Gulf Resources, Inc.*+	195,100	226,316
Landec Corp.*	79,800	1,054,158

		2,770,281

Commercial Banks - 4.14%
C&F Financial Corp.+	6,700	373,391
Center Bancorp, Inc.	18,300	232,227
Farmers Capital Bank Corp.*	20,000	433,800
Fidelity Southern Corp.*	22,100	273,377

Industry Company	Shares	Value

Commercial Banks (continued)
Heritage Financial Corp.	30,200	$ 442,430
Independent Bank Corp.*	67,500	424,575
Intervest Bancshares Corp., Class A*+	56,500	377,420
Metro Bancorp, Inc.*	38,700	775,161
Middleburg Financial Corp.	2,100	40,110
Monarch Financial Holdings, Inc.	24,500	265,335
National Bankshares, Inc.+	1,600	56,848
Old Line Bancshares, Inc.	1,600	21,104
Old Second Bancorp, Inc.*+	42,700	235,704
Park Sterling Corp.*	75,000	443,250
Premier Financial Bancorp, Inc.	905	10,896
Renasant Corp.	13,700	333,458
Suffolk Bancorp*	17,400	284,316
Trico Bancshares	21,000	447,930

		5,471,332

Commercial Services & Supplies - 2.29%
A.T. Cross Co., Class A*	1,955	33,137
ARC Document Solutions, Inc.*	200,000	800,000
Casella Waste Systems, Inc., Class A*	159,000	685,290
Ceco Environmental Corp.	35,700	439,110
Cenveo, Inc.*+	502,800	1,070,964

		3,028,501

Communications Equipment - 5.77%
Anaren, Inc.*	30,500	699,670
Aviat Networks, Inc.*	303,700	795,694
CalAmp Corp.*	176,900	2,582,740
Gilat Satellite Networks, Ltd.*+	52,600	291,404
KVH Industries, Inc.*	31,000	412,610
Mitel Networks Corp.*+	34,800	133,632
Sierra Wireless, Inc.*	87,600	1,121,280
Tessco Technologies, Inc.	49,100	1,296,240
UTStarcom Holdings Corp.*+	110,466	293,840

		7,627,110

Computers & Peripherals - 3.14%
Concurrent Computer Corp.	172,100	1,316,565
Hutchinson Technology, Inc.*	469,300	2,219,789
Novatel Wireless, Inc.*	153,900	607,905

		4,144,259

www.bridgeway.com	20

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Construction & Engineering - 1.64%
Argan, Inc.	65,000	$1,014,000
Orion Marine Group, Inc.*	95,500	1,154,595

		2,168,595

Construction Materials - 0.19%
U.S. Concrete, Inc.*	15,000	246,300

Consumer Finance - 1.49%
Consumer Portfolio Services, Inc.*	267,300	1,961,982

Diversified Consumer Services - 1.00%
Carriage Services, Inc.	36,100	611,895
Corinthian Colleges, Inc.*	316,700	709,408

		1,321,303

Diversified Financial Services - 0.60%
Gain Capital Holdings, Inc.	126,100	795,691

Diversified Telecommunication Services - 2.26%
Alaska Communications Systems Group, Inc.	290,000	487,200
Fairpoint Communications, Inc.*+	175,000	1,461,250
HickoryTech Corp.	24,900	264,687
Lumos Networks Corp.	45,500	778,050

		2,991,187

Electrical Equipment - 1.06%
Coleman Cable, Inc.	41,000	740,460
Lihua International, Inc.*+	115,800	556,998
Orion Energy Systems, Inc.*	42,000	104,160

		1,401,618

Electronic Equipment, Instruments & Components - 1.84%
Agilysys, Inc.*	41,800	471,922
PC Connection, Inc.	48,500	749,325
PCM, Inc.*	33,700	323,520
Perceptron, Inc.	111,700	881,313

		2,426,080

Energy Equipment & Services - 0.52%
Global Geophysical Services, Inc.*	50,172	236,812
North American Energy Partners, Inc.*	105,100	444,573

		681,385

Food & Staples Retailing - 1.62%
Nash Finch Co.	53,400	1,175,334
Susser Holdings Corp.*	20,100	962,388

		2,137,722

Industry Company	Shares	Value

Food Products - 1.40%
John B. Sanfilippo & Son, Inc.	49,700	$1,001,952
Omega Protein Corp.*	93,600	840,528
SkyPeople Fruit Juice, Inc.*	3,282	6,400

		1,848,880

Health Care Equipment & Supplies - 1.39%
CryoLife, Inc.	105,300	659,178
Fonar Corp.*	9,900	64,944
Kewaunee Scientific Corp.	10,000	126,500
Medical Action Industries, Inc.*	40,000	308,000
Rochester Medical Corp.*	46,300	681,999

		1,840,621

Health Care Providers & Services - 5.08%
Addus HomeCare Corp.*	156,300	3,085,362
Alliance HealthCare Services, Inc.*	41,200	644,368
Five Star Quality Care, Inc.*	205,400	1,152,294
Providence Service Corp. (The)*	62,700	1,823,943
RadNet, Inc.*	3,321	8,801

		6,714,768

Hotels, Restaurants & Leisure - 1.23%
Ruth’s Hospitality Group, Inc.	134,100	1,618,587

Household Durables - 1.04%
Bassett Furniture Industries, Inc.	46,100	715,933
CSS Industries, Inc.	26,200	653,166

		1,369,099

Insurance - 3.75%
Crawford & Co., Class B	38,800	218,056
Eastern Insurance Holdings, Inc.	18,700	350,625
Federated National Holding Co.	35,000	341,250
HCI Group, Inc.+	78,200	2,402,304
Investors Title Co.	4,100	290,854
United Fire Group, Inc.	10,700	265,681
Universal Insurance Holdings, Inc.	152,300	1,078,284

		4,947,054

Internet & Catalog Retail - 3.05%
1-800-Flowers.com, Inc., Class A*	183,500	1,135,865
PetMed Express, Inc.+	90,200	1,136,520

21	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail (continued)
ValueVision Media, Inc., Class A*	344,000	$1,757,840

		4,030,225

Internet Software & Services - 0.64%
BroadVision, Inc.*+	72,749	629,279
TheStreet, Inc.	113,700	211,482

		840,761

IT Services - 1.43%
CSP, Inc.	16,800	149,184
Hackett Group, Inc. (The)	51,400	266,766
Heartland Payment Systems, Inc.+	7,500	279,375
Information Services Group, Inc.*	160,600	309,958
NCI, Inc., Class A*	85,000	351,900
Pfsweb, Inc.*	60,200	240,800
StarTek, Inc.*	62,100	293,733

		1,891,716

Leisure Equipment & Products - 3.58%
LeapFrog Enterprises, Inc.*+	29,600	291,264
Nautilus, Inc.*	341,400	2,966,766
Smith & Wesson Holding Corp.*+	146,800	1,465,064

		4,723,094

Life Sciences Tools & Services - 1.86%
Albany Molecular Research, Inc.*	147,900	1,755,573
Pacific Biosciences of California, Inc.*	280,000	705,600

		2,461,173

Machinery - 2.89%
Cleantech Solutions International, Inc.*+	47,900	254,349
Lydall, Inc.*	39,600	578,160
Manitex International, Inc.*	178,950	1,959,503
Xerium Technologies, Inc.*	101,000	1,028,180

		3,820,192

Marine - 0.24%
Ultrapetrol Bahamas, Ltd.*	110,000	313,500

Media - 4.57%
Beasley Broadcasting Group, Inc., Class A+	18,900	158,382
Gray Television, Inc.*	296,100	2,131,920

Industry Company	Shares	Value

Media (continued)
Lee Enterprises, Inc.*	354,800	$ 723,792
McClatchy Co., Class A (The)*	136,660	311,585
Media General, Inc., Class A*+	155,100	1,710,753
Saga Communications, Inc., Class A	6,800	312,188
Sinclair Broadcast Group, Inc., Class A+	18,800	552,344
Spanish Broadcasting System, Inc., Class A*	39,710	134,617

		6,035,581

Metals & Mining - 0.50%
Olympic Steel, Inc.	26,800	656,600

Multiline Retail - 1.65%
Bon-Ton Stores, Inc. (The)+	120,500	2,175,025

Oil, Gas & Consumable Fuels - 5.16%
Adams Resources & Energy, Inc.	12,600	868,014
Alon USA Energy, Inc.	20,000	289,200
BioFuel Energy Corp.*+	164,800	550,432
Endeavour International Corp.*+	150,000	576,000
Green Plains Renewable Energy, Inc.*	153,000	2,037,960
James River Coal Co.*+	423,900	771,498
Renewable Energy Group, Inc.*	121,100	1,723,253

		6,816,357

Personal Products - 0.76%
Female Health Co. (The)	50,000	493,000
Nutraceutical International Corp.	25,300	517,132

		1,010,132

Pharmaceuticals - 0.61%
Lannett Co., Inc.*	20,000	238,200
Pozen, Inc.*	112,600	564,126

		802,326

Professional Services - 0.92%
Barrett Business Services, Inc.	23,200	1,211,272

Real Estate Investment Trusts (REITs) - 2.81%
Agree Realty Corp.	26,160	772,243
Gramercy Property Trust, Inc.*	268,600	1,208,700

www.bridgeway.com	22

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
One Liberty Properties, Inc.	41,700	$ 915,732
Winthrop Realty Trust	67,900	816,837

		3,713,512

Real Estate Management & Development - 0.09%
ZipRealty, Inc.*	40,000	125,200

Road & Rail - 2.94%
Covenant Transportation Group, Inc., Class A*	74,700	466,128
Saia, Inc.*	41,850	1,254,244
YRC Worldwide, Inc.*+	75,000	2,156,250

		3,876,622

Semiconductors & Semiconductor Equipment - 0.67%
Actions Semiconductor Co., Ltd. - ADR*	58,000	171,680
Alpha & Omega Semiconductor, Ltd.*	50,000	382,000
Amtech Systems, Inc.*	31,800	202,248
Cascade Microtech, Inc.*	20,000	133,200
NeoPhotonics Corp.*	300	2,607

		891,735

Software - 1.58%
ePlus, Inc.	15,700	940,273
Evolving Systems, Inc.	23,300	154,479
TeleCommunication Systems, Inc., Class A*	423,500	986,755

		2,081,507

Specialty Retail - 4.91%
Christopher & Banks Corp.*	350,200	2,360,348
Conn’s, Inc.*+	40,300	2,085,928
Haverty Furniture Cos., Inc.	17,400	400,374
TravelCenters of America LLC*	150,200	1,643,188

		6,489,838

Textiles, Apparel & Luxury Goods - 0.46%
Culp, Inc.	10,400	180,856
Joe’s Jeans, Inc.*	261,400	428,696

		609,552

Thrifts & Mortgage Finance - 3.06%
Hingham Institution for Savings	2,500	169,700
IMPAC Mortgage Holdings, Inc.*+	46,000	466,900
Meta Financial Group, Inc.	4,200	110,376
NASB Financial, Inc.*+	5,200	136,084

Industry Company		Shares	Value

Thrifts & Mortgage Finance (continued)
Provident Financial Holdings, Inc.		68,000	$ 1,079,840
Pulaski Financial Corp.		16,600	158,530
Security National Financial Corp., Class A*+		175,305	1,037,805
Territorial Bancorp, Inc.		21,400	483,854
United Community Financial Corp.*		2,178	10,128
Waterstone Financial, Inc.*		38,000	386,080

			4,039,297

Trading Companies & Distributors - 0.08%
BlueLinx Holdings, Inc.*		49,100	105,565

Transportation Infrastructure - 1.20%
Aegean Marine Petroleum Network, Inc.		171,100	1,584,386

TOTAL COMMON STOCKS - 98.76% (Cost $ 95,182,477)			130,423,672

	Rate^	Shares	Value

MONEY MARKET FUND - 0.04%
BlackRock FedFund	0.01%	59,984	59,984

TOTAL MONEY MARKET FUND - 0.04% (Cost $ 59,984)			59,984

TOTAL INVESTMENTS - 98.80%			$130,483,656
(Cost $ 95,242,461)
Other Assets in Excess of Liabilities - 1.20%			1,580,843

NET ASSETS - 100.00%			$132,064,499

*	Non-income producing security.
^	Rate disclosed as of June 30, 2013.
+	This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $15,662,926 at June 30, 2013.

ADR - American Depositary Receipt

LLC - Limited Liability Company

23	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$130,423,672	$—	$—	$130,423,672
Money Market Fund	—	59,984	—	59,984

TOTAL	$130,423,672	$59,984	$—	$130,483,656

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2012	$ 65,173	$65,173
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	—	—
Transfers in	—	—
Transfers out[1,2]	(65,173)	(65,173)

Balance as of 06/30/13	$ —	$—

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/13	$ —	$—

1Transfer out represents the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

2Transfer took place as a result of resumption of trading.

See Notes to Financial Statements.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 8.35%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+7.17%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+5.81%), the Russell Microcap Index (+5.10%) and the Russell 2000 Index (+3.08%). We are pleased with the results.

For the fiscal year ending June 30, 2013, our Fund appreciated 29.95%, outperforming each of our performance benchmarks: our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+26.96%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+26.30%), the Russell Microcap Index (+25.38%), and the Russell 2000 Index (+24.21%). Due largely to a single year’s underperformance in the “junk rally” and penny stock explosion of 2009, we still trail our primary market benchmark for the longer five- and ten-year periods. We trail the “CRSP 10” Index for the full period since inception by an amount smaller than our expense ratio, which means that we have reasonably captured our asset class return over the nearly fifteen-year life of our Fund, but with less risk. This is also a very favorable result.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	8.35%	29.95%	8.52%	8.85%	10.87%
CRSP Cap-Based Portfolio 10 Index	7.17%	26.96%	12.93%	11.47%	11.25%
Russell Microcap Index	5.10%	25.38%	8.53%	7.81%	N/A
Russell 2000 Index	3.08%	24.21%	8.77%	9.53%	6.92%
Lipper Micro-Cap Stock Funds Index	5.81%	26.30%	8.84%	8.84%	7.50%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,052 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Ultra-Small Company Market Fund ranked 14th of 67 micro-cap funds for the twelve months ending June 30, 2013, 31st of 48 over the last five years, 23rd of 31 over the last ten years, and 4th of 19 since inception in July, 1997. These long-term numbers and the graph on the next page give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

25	Annual Report | June 30, 2013

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index        from Inception 7/31/97 to 6/30/13

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Short Version: Ultra-small stocks outperformed nearly every other grouping of stocks by size in the June quarter. Our Fund received an unusual tailwind from exposure to more liquid stocks.

A primary determinant of our performance relative to most other funds relates to the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small stocks. Ultra-small stocks as an asset class performed very well for the quarter. Our sidestepping models, which seek to avoid up to 10% of the universe of ultra-small stocks that may go bankrupt or plummet precipitously, also performed favorably again this quarter. Within CRSP 10, high liquidity stocks (those that have high share volume and are relatively easy to trade) continued to outperform low liquidity stocks for the 8th quarter in a row, significantly benefiting our Fund. This quarter contained one of the widest margins we have seen between returns from highly liquid stocks versus stocks with lower liquidity. We are still somewhat overexposed to such highly liquid stocks at this time, but we are attempting to migrate our allocation to more closely reflect our primary market benchmark. Though significantly more than 80% of our Fund is comprised of ultra-small stocks, we don’t automatically or immediately sell them as they appreciate to a higher size (and higher liquidity) range.

As shown in the table on the next page, smaller companies (particularly those in the 9th and 10th decile) strongly outperformed large companies for the quarter ended June 30, 2013.

www.bridgeway.com	26

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	87.5 Years

1 (ultra-large)	2.89%	19.56%	6.62%	6.65%	9.16%
2	3.81%	26.08%	8.49%	10.30%	10.50%
3	1.64%	26.63%	8.74%	10.43%	10.89%
4	3.29%	30.86%	10.84%	11.44%	10.91%
5	3.26%	29.49%	11.50%	12.25%	11.55%
6	4.17%	29.55%	10.73%	10.81%	11.37%
7	5.52%	27.30%	13.20%	11.85%	11.62%
8	5.98%	30.18%	13.74%	12.11%	11.64%
9	7.78%	27.76%	13.03%	10.27%	11.60%
10 (ultra-small)	7.17%	26.96%	12.93%	11.47%	13.28%

[1]

Performance figures are as of the period ended June 30, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Short Version: As was also true in the quarter, the Fund benefited from our sidestepping models and some current overexposure to higher liquidity stocks.

For the fiscal year ended June 30, 2013, the Fund handily beat the CRSP Cap-Based Portfolio 10 Index, the Fund’s primary benchmark. This was due primarily to the same “tailwind” from higher liquidity stocks that we experienced in the June quarter, and secondarily to our sidestepping models.

The Fund’s sector allocation was right on target with the index; no sector differed by even one percent on average. The Consumer Discretionary sector was the strongest performing sector for the fiscal year, adding approximately eight percent to the Fund’s return, with four Consumer Discretionary stocks among our best performers for the year. Excellent stock selection, a result of our sidestepping model, led to favorable results in the Information Technology and Energy sectors.

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.6%
2	Providence Service Corp. (The)	Health Care Providers & Services	0.6%
3	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.6%
4	Zale Corp.	Specialty Retail	0.5%
5	Green Plains Renewable Energy, Inc.	Oil, Gas & Consumable Fuels	0.5%
6	Lifeway Foods, Inc.	Food Products	0.5%
7	REX American Resources Corp.	Oil, Gas & Consumable Fuels	0.5%
8	Spartan Motors, Inc.	Auto Components	0.5%
9	Overstock.com, Inc.	Internet & Catalog Retail	0.4%
10	Adams Resources & Energy, Inc.	Oil, Gas & Consumable Fuels	0.4%
	Total		5.1%

27	Annual Report | June 30, 2013

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	17.3%	16.2%	1.1%
Consumer Staples	3.2%	3.8%	-0.6%
Energy	7.2%	7.0%	0.2%
Financials	24.8%	24.9%	-0.1%
Health Care	12.2%	12.2%	0.0%
Industrials	13.4%	13.6%	-0.2%
Information Technology	15.8%	16.6%	-0.8%
Materials	2.5%	2.5%	0.0%
Telecommunication Services	1.9%	2.2%	-0.3%
Utilities	0.8%	1.0%	-0.2%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	28

Bridgeway Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.25%
Aerospace & Defense - 1.36%
Astronics Corp.*	22,700	$927,749
Astronics Corp., Class B*+	6,015	244,510
CPI Aerostructures, Inc.*+	31,479	341,547
Ducommun, Inc.*	25,300	537,878
Erickson Air-Crane, Inc.*+	26,000	489,060
Innovative Solutions & Support, Inc.+	63,454	406,106
LMI Aerospace, Inc.*	21,400	401,036
Sparton Corp.*+	63,300	1,091,292
Sypris Solutions, Inc.	50,000	160,500
Tel-Instrument Electronics Corp.*	15,000	48,150

		4,647,828

Air Freight & Logistics - 0.17%
Pacer International, Inc.*	76,500	482,715
Radiant Logistics, Inc.*	50,000	97,500

		580,215

Airlines - 0.19%
Republic Airways Holdings, Inc.*	57,487	651,328

Auto Components - 1.36%
China XD Plastics Co., Ltd.*+	106,000	435,660
Shiloh Industries, Inc.	51,250	535,050
SORL Auto Parts, Inc.*	109,900	285,740
Spartan Motors, Inc.	259,800	1,589,976
Stoneridge, Inc.*	75,000	873,000
Strattec Security Corp.	24,100	900,376
UQM Technologies, Inc.*+	9,600	11,520

		4,631,322

Automobiles - 0.17%
Kandi Technologies Group, Inc.*+	103,000	578,860

Beverages - 0.33%
Craft Brew Alliance, Inc.*	92,200	759,728
MGP Ingredients, Inc.	25,862	154,137
Primo Water Corp.*	112,930	205,533

		1,119,398

Biotechnology - 3.94%
Amicus Therapeutics, Inc.*+	115,991	270,259
Anacor Pharmaceuticals, Inc.*+	185,300	1,035,827
Arqule, Inc.*	150,000	348,000
BioSpecifics Technologies Corp.*+	14,764	230,318
Biota Pharmaceuticals, Inc.+	52,586	181,422

Industry Company	Shares	Value

Biotechnology (continued)
BioTime, Inc.*+	123,800	$490,248
Curis, Inc.*+	120,000	382,800
Cytokinetics, Inc.*+	53,633	620,534
Cytori Therapeutics, Inc.*	186,503	428,957
Durata Therapeutics, Inc.*+	47,500	342,000
Enzon Pharmaceuticals, Inc.	125,000	250,000
Geron Corp.*	125,000	187,500
ImmunoCellular Therapeutics, Ltd.*+	175,000	339,500
Immunomedics, Inc.*+	222,900	1,212,576
Medgenics, Inc.*+	54,400	206,720
Metabolix, Inc.*+	155,000	220,100
Nanosphere, Inc.*+	227,300	697,811
Oncothyreon, Inc.*+	224,988	350,981
PharmAthene, Inc.*+	178,826	284,333
Progenics Pharmaceuticals, Inc.*+	72,400	322,904
Repligen Corp.*	104,500	861,080
Savient Pharmaceuticals, Inc.*	246,800	138,208
SIGA Technologies, Inc.*+	148,700	422,308
Synthetic Biologics, Inc.*+	80,000	137,600
Targacept, Inc.*	103,900	443,653
Trius Therapeutics, Inc.*+	80,000	649,600
Vanda Pharmaceuticals, Inc.*+	104,300	842,744
Verastem, Inc.*+	50,000	694,000
XOMA Corp.*+	240,000	871,200

		13,463,183

Building Products - 0.66%
Alpha PRO Tech, Ltd.*	106,700	170,720
Insteel Industries, Inc.	25,700	450,264
NCI Building Systems, Inc.*	48,000	733,920
Patrick Industries, Inc.*	39,800	827,442
PGT, Inc.*	9,500	82,365

		2,264,711

Capital Markets - 3.50%
Arlington Asset Investment Corp., Class A	27,400	732,676
Calamos Asset Management, Inc., Class A	53,500	561,750
Diamond Hill Investment Group, Inc.	5,600	476,280
FBR & Co.*	43,175	1,090,600
Fidus Investment Corp.+	36,000	673,560
Gladstone Capital Corp.	78,700	642,979
Gladstone Investment Corp.	56,400	414,540
Harris & Harris Group, Inc.*	48,000	145,920

29	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Institutional Financial Markets, Inc.	30,000	$76,800
JMP Group, Inc.	96,851	643,091
KCAP Financial, Inc.+	93,900	1,057,314
Ladenburg Thalmann Financial Services, Inc.*	493,000	813,450
Manning & Napier, Inc.	33,100	587,856
Medallion Financial Corp.	86,711	1,206,150
NGP Capital Resources Co.	72,500	444,425
Oppenheimer Holdings, Inc., Class A	39,100	744,464
PennantPark Floating Rate Capital, Ltd.+	23,000	325,220
Pzena Investment Management, Inc., Class A	52,800	344,256
Solar Senior Capital, Ltd.	27,200	500,752
SWS Group, Inc.*	86,000	468,700

		11,950,783

Chemicals - 1.36%
American Pacific Corp.*	23,900	677,565
Arabian American Development Co.*+	51,100	444,570
Chase Corp.+	27,800	621,608
Core Molding Technologies, Inc.*	45,100	402,292
GSE Holding, Inc.*	21,700	125,643
Gulf Resources, Inc.*+	120,000	139,200
KMG Chemicals, Inc.	40,100	846,110
Landec Corp.*	69,200	914,132
Penford Corp.*+	35,000	468,650

		4,639,770

Commercial Banks - 11.91%
1st Constitution Bancorp*	11,550	109,378
1st United Bancorp, Inc.	104,600	702,912
Access National Corp.	33,500	434,830
American National Bankshares, Inc.	22,100	513,604
American River Bankshares*	39,500	324,690
Anchor Bancorp, Inc.*+	10,000	171,800
Bank of Commerce Holdings+	48,700	245,448
Bank of Kentucky Financial Corp.	16,100	457,884
Bar Harbor Bankshares	12,000	438,600
BCB Bancorp, Inc.+	23,500	250,275
Berkshire Bancorp, Inc.+	56,132	446,249
Bridge Bancorp, Inc.	30,000	675,000
Bridge Capital Holdings*	36,800	583,648
C&F Financial Corp.+	10,800	601,884

Industry Company	Shares	Value

Commercial Banks (continued)
Camden National Corp.	11,800	$418,546
Capital City Bank Group, Inc.*+	50,390	580,997
Carolina Bank Holdings, Inc.*+	27,000	330,480
Center Bancorp, Inc.	49,217	624,564
Centerstate Banks, Inc.	76,866	667,197
Century Bancorp, Inc., Class A	23,272	814,520
Chemung Financial Corp.+	19,648	658,011
Citizens Holding Co.	20,670	407,406
CNB Financial Corp.	42,200	714,868
Codorus Valley Bancorp, Inc.	8,000	138,240
Colony Bankcorp, Inc.*+	16,668	114,676
ConnectOne Bancorp, Inc.*	12,000	368,880
Enterprise Bancorp, Inc.	9,502	175,692
Enterprise Financial Services Corp.	49,800	794,808
Evans Bancorp, Inc.	11,000	193,160
Farmers Capital Bank Corp.*	67,149	1,456,462
Fidelity Southern Corp.*	35,552	439,778
Financial Institutions, Inc.	34,700	638,827
First Bancorp	32,000	451,200
First Bancorp, Inc.	33,300	582,084
First Bancshares, Inc.+	4,494	57,973
First Business Financial Services, Inc.	18,354	550,069
First Connecticut Bancorp, Inc.	36,400	506,688
First South Bancorp, Inc.*+	14,300	90,805
First United Corp.*	9,200	68,632
Firstbank Corp.	9,334	125,169
German American Bancorp, Inc.+	23,731	534,422
Guaranty Bancorp	61,440	697,344
Hampton Roads Bankshares, Inc.*+	50,725	65,435
Heritage Commerce Corp.*	74,300	520,100
Heritage Financial Corp.	40,560	594,204
Horizon Bancorp+	23,500	479,635
Independent Bank Corp.*+	20,000	125,800
Intervest Bancshares Corp., Class A*+	78,212	522,456
Landmark Bancorp, Inc.	6,867	143,452
LNB Bancorp, Inc.	36,700	315,253
Macatawa Bank Corp.*+	81,291	409,707
Mercantile Bank Corp.	26,700	479,799
Merchants Bancshares, Inc.	28,700	848,659
Metro Bancorp, Inc.*	40,600	813,218
MetroCorp Bancshares, Inc.	48,450	472,872

www.bridgeway.com	30

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
MidSouth Bancorp, Inc.	35,900	$557,527
MidWestOne Financial Group, Inc.	31,300	753,078
New Century Bancorp, Inc.*	10,076	64,285
NewBridge Bancorp*	86,806	519,968
North Valley Bancorp*	24,378	403,456
Northeast Bancorp	35,000	338,450
Northrim BanCorp, Inc.	34,700	839,393
Ohio Valley Banc Corp.+	19,500	420,810
Old Second Bancorp, Inc.*+	15,000	82,800
Pacific Continental Corp.	53,611	632,610
Pacific Premier Bancorp, Inc.*	48,500	592,670
PacWest Bancorp	14,563	446,356
Park Sterling Corp.*	120,700	713,337
Peapack Gladstone Financial Corp.	39,130	684,775
Penns Woods Bancorp, Inc.+	16,400	686,504
Peoples Bancorp of North Carolina, Inc.	5,801	72,687
Peoples Bancorp, Inc.	28,400	598,672
Preferred Bank*	33,680	555,046
Premier Financial Bancorp, Inc.	29,337	353,217
QCR Holdings, Inc.	13,200	201,300
Republic First Bancorp, Inc.*	83,000	236,550
Salisbury Bancorp, Inc.	2,366	60,451
Seacoast Banking Corp. of Florida*	301,773	663,901
Shore Bancshares, Inc.*	25,000	184,000
Sierra Bancorp	42,900	634,920
Southcoast Financial Corp.*	34,500	181,125
Southern National Bancorp of Virginia, Inc.	55,892	546,624
Southwest Bancorp, Inc.*	73,100	964,920
Suffolk Bancorp*	37,000	604,580
Washington Banking Co.	74,300	1,055,060
West Bancorporation, Inc.	48,200	566,350
Yadkin Financial Corp.*+	38,500	540,540

		40,704,252

Commercial Services & Supplies - 1.74%
A.T. Cross Co., Class A*	46,000	779,700
AMREP Corp.*+	27,000	249,750
ARC Document Solutions, Inc.*	71,300	285,200
Casella Waste Systems, Inc., Class A*	167,200	720,632
Ceco Environmental Corp.	42,600	523,980
Cenveo, Inc.*+	210,600	448,578

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Courier Corp.	51,100	$729,708
Ecology & Environment, Inc., Class A	3,000	31,500
Fuel Tech, Inc.*	76,384	292,551
Heritage-Crystal Clean, Inc.*+	23,000	336,030
Intersections, Inc.+	78,184	685,674
Metalico, Inc.*	246,002	295,202
TRC Cos., Inc.*	65,600	459,200
Versar, Inc.*	22,000	99,880

		5,937,585

Communications Equipment - 2.66%
Aviat Networks, Inc.*	228,000	597,360
Bel Fuse, Inc., Class B	25,100	337,595
CalAmp Corp.*	101,200	1,477,520
Clearfield, Inc.*	48,300	454,986
Communications Systems, Inc.	28,900	278,018
Digi International, Inc.*	70,000	655,900
Emcore Corp.*+	23,052	82,987
Globecomm Systems, Inc.*	67,400	851,936
KVH Industries, Inc.*	60,410	804,057
Meru Networks, Inc.*+	53,500	215,605
Numerex Corp., Class A*	30,000	334,800
Oclaro, Inc.*+	25,200	29,736
PC-Tel, Inc.	87,800	744,544
ShoreTel, Inc.*	137,000	552,110
Symmetricom, Inc.*	116,300	522,187
Tessco Technologies, Inc.	24,500	646,800
Westell Technologies, Inc., Class A*	205,000	489,950

		9,076,091

Computers & Peripherals - 1.50%
Astro-Med, Inc.	32,800	360,800
Concurrent Computer Corp.	55,600	425,340
Datalink Corp.*	57,700	613,928
Dot Hill Systems Corp.*	269,400	589,986
Hutchinson Technology, Inc.*+	75,000	354,750
Imation Corp.*	106,100	448,803
Immersion Corp.*	62,900	833,425
Novatel Wireless, Inc.*	78,800	311,260
Rimage Corp.	21,000	176,190
STEC, Inc.*+	90,000	604,800
Transact Technologies, Inc.	25,800	210,786
USA Technologies, Inc.*+	111,400	193,836

		5,123,904

31	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Construction & Engineering - 1.33%
Argan, Inc.	44,700	$697,320
Furmanite Corp.*	160,500	1,073,745
Michael Baker Corp.	24,900	675,039
Northwest Pipe Co.*	29,100	811,890
Orion Marine Group, Inc.*	65,900	796,731
Sterling Construction Co., Inc.*	44,900	406,794
UniTek Global Services, Inc.*	53,200	74,480

		4,535,999

Construction Materials - 0.08%
United States Lime & Minerals, Inc.*	5,300	276,925

Consumer Finance - 0.64%
Asta Funding, Inc.	122,300	1,057,895
Atlanticus Holdings Corp.*+	41,347	148,022
Consumer Portfolio Services, Inc.*	47,650	349,751
Encore Capital Group, Inc.*+	5,410	179,125
First Marblehead Corp. (The)*	250,000	295,000
QC Holdings, Inc.	56,600	160,744

		2,190,537

Containers & Packaging - 0.24%
AEP Industries, Inc.*	10,900	810,851

Distributors - 0.39%
Amcon Distributing Co.+	2,300	182,965
VOXX International Corp.*	94,001	1,153,392

		1,336,357

Diversified Consumer Services - 0.95%
Cambium Learning Group, Inc.*	37,250	46,190
Career Education Corp.*	92,550	268,395
Carriage Services, Inc.	53,700	910,215
Collectors Universe+	26,360	349,270
Corinthian Colleges, Inc.*+	231,000	517,440
Learning Tree International, Inc.*+	25,400	77,470
Lincoln Educational Services Corp.	78,400	413,168
Mac-Gray Corp.	47,000	667,400

		3,249,548

Diversified Financial Services - 0.72%
California First National Bancorp	10,800	178,200
Gain Capital Holdings, Inc.	94,400	595,664

Industry Company	Shares	Value

Diversified Financial Services (continued)
Marlin Business Services Corp.	29,500	$672,010
MicroFinancial, Inc.	39,800	312,430
Resource America, Inc., Class A	83,600	710,600

		2,468,904

Diversified Telecommunication Services - 1.77%
Alaska Communications Systems Group, Inc.	303,000	509,040
Alteva	30,200	298,376
Cbeyond, Inc.*	44,600	349,664
Elephant Talk Communications Corp.*	305,400	178,964
Hawaiian Telcom Holdco, Inc.*	24,686	621,100
HickoryTech Corp.	44,995	478,297
IDT Corp., Class B	50,567	945,097
Lumos Networks Corp.	35,000	598,500
Neutral Tandem, Inc.	100,000	575,000
NTS, Inc.*	50,000	78,500
ORBCOMM, Inc.*	171,000	767,790
Primus Telecommunications Group, Inc.	55,000	656,700

		6,057,028

Electrical Equipment - 1.45%
Allied Motion Technologies, Inc.	17,650	119,137
Coleman Cable, Inc.	78,900	1,424,934
Enphase Energy, Inc.*+	60,000	463,800
Espey Manufacturing & Electronics Corp.	5,000	127,600
Global Power Equipment Group, Inc.	13,972	225,229
LSI Industries, Inc.	70,500	570,345
Magnetek, Inc.*	10,000	180,300
PowerSecure International, Inc.*+	92,600	1,391,778
SL Industries, Inc.	18,200	456,456

		4,959,579

Electronic Equipment, Instruments & Components - 2.33%
Agilysys, Inc.*	62,200	702,238
Echelon Corp.*	134,000	282,740
eMagin Corp.	56,300	200,428
Frequency Electronics, Inc.	16,000	170,400
ID Systems, Inc.*	48,000	241,440
IEC Electronics Corp.*	64,500	226,395
Iteris, Inc.*	172,520	308,811
Key Tronic Corp.*+	49,200	509,220
LoJack Corp.*	77,150	243,022

www.bridgeway.com	32

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Maxwell Technologies, Inc.*+	2,700	$19,305
Mesa Laboratories, Inc.	9,830	532,098
MOCON, Inc.	12,000	162,600
NAPCO Security Technologies, Inc.*	35,000	167,300
Netlist, Inc.*	63,100	55,528
PAR Technology Corp.*	32,000	128,960
PCM, Inc.*	74,200	712,320
Perceptron, Inc.	23,000	181,470
Pulse Electronics Corp.*+	10,000	26,200
Radisys Corp.*	144,700	696,007
Richardson Electronics, Ltd.	54,211	636,437
SMTC Corp.*	184,300	366,757
Vishay Precision Group, Inc.*	43,900	664,646
Wayside Technology Group, Inc.+	10,000	115,200
Zygo Corp.*	39,200	619,752

		7,969,274

Energy Equipment & Services - 1.94%
Bolt Technology Corp.	65,663	1,121,524
Cal Dive International, Inc.*+	345,300	649,164
Dawson Geophysical Co.*	30,800	1,135,288
Forbes Energy Services, Ltd.*+	80,500	323,610
Global Geophysical Services, Inc.*+	100,000	472,000
GreenHunter Energy, Inc.*	104,000	83,200
Mitcham Industries, Inc.*+	66,300	1,112,514
Natural Gas Services Group, Inc.*	37,600	883,224
TGC Industries, Inc.	104,737	860,938

		6,641,462

Food & Staples Retailing - 0.55%
Arden Group, Inc., Class A	5,500	607,145
Ingles Markets, Inc., Class A	35,800	903,950
Roundy’s, Inc.+	44,041	366,862

		1,877,957

Food Products - 1.55%
Alico, Inc.	14,200	569,562
American Lorain Corp.*	13,300	13,566
Farmer Bros. Co.*	42,500	597,550
Griffin Land & Nurseries, Inc.	13,300	379,316
Inventure Foods, Inc.*	44,000	367,840
John B. Sanfilippo & Son, Inc.	33,900	683,424

Industry Company	Shares	Value

Food Products (continued)
Lifeway Foods, Inc.+	95,302	$1,654,443
Limoneira Co.+	20,000	414,600
Omega Protein Corp.*	69,800	626,804

		5,307,105

Gas Utilities - 0.05%
Gas Natural, Inc.+	16,900	174,070

Health Care Equipment & Supplies - 3.30%
Alphatec Holdings, Inc.*	234,888	481,520
Anika Therapeutics, Inc.*	87,439	1,486,463
AtriCure, Inc.*	133,200	1,265,400
Bacterin International Holdings, Inc.*	25,601	11,521
Baxano Surgical, Inc.*	129,500	310,800
Cardiovascular Systems, Inc.*	18,600	394,320
CryoLife, Inc.	107,270	671,510
Cutera, Inc.*	45,200	397,760
Hansen Medical, Inc.*+	170,000	244,800
Kewaunee Scientific Corp.	7,700	97,405
LeMaitre Vascular, Inc.	50,000	327,000
Medical Action Industries, Inc.*	58,500	450,450
Rochester Medical Corp.*	31,700	466,941
RTI Biologics, Inc.*	125,000	470,000
Solta Medical, Inc.*	166,400	379,392
Theragenics Corp.*	86,675	179,417
Utah Medical Products, Inc.	35,900	1,949,370
Vascular Solutions, Inc.*	49,300	725,203
Zeltiq Aesthetics, Inc.*+	148,900	951,471

		11,260,743

Health Care Providers & Services - 2.05%
Addus HomeCare Corp.*	25,000	493,500
Almost Family, Inc.	24,400	463,600
CardioNet, Inc.*	137,700	812,430
Chindex International, Inc.*	72,700	1,179,194
Cross Country Healthcare, Inc.*	71,000	366,360
Five Star Quality Care, Inc.*	100,400	563,244
LCA-Vision, Inc.*	84,000	253,680
PDI, Inc.*	30,000	141,000
Providence Service Corp. (The)*	67,100	1,951,939
RadNet, Inc.*+	89,800	237,970
Skilled Healthcare Group, Inc., Class A*	78,500	524,380

		6,987,297

Hotels, Restaurants & Leisure - 2.84%
Ark Restaurants Corp.	8,100	171,963

33	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Carrols Restaurant Group, Inc.*	68,100	$439,926
Dover Downs Gaming & Entertainment, Inc.	152,580	236,499
Einstein Noah Restaurant Group, Inc.	18,581	263,850
Famous Dave’s of America, Inc.*+	128,800	2,007,992
Gaming Partners International Corp.	56,300	444,770
Isle of Capri Casinos, Inc.*	114,000	855,000
Jamba, Inc.*	30,662	457,784
Kona Grill, Inc.*	67,500	791,100
Lakes Entertainment, Inc.*	84,600	297,792
Luby’s, Inc.*	77,100	651,495
Monarch Casino & Resort, Inc.*	42,877	722,906
Morgans Hotel Group Co.*+	84,300	679,458
MTR Gaming Group, Inc.*	10,980	36,783
Nathan’s Famous, Inc.*	12,000	627,000
Nevada Gold & Casinos, Inc.*	120,000	115,200
Premier Exhibitions, Inc.*+	142,500	247,950
Town Sports International Holdings, Inc.	61,087	657,907

		9,705,375

Household Durables - 1.72%
Bassett Furniture Industries, Inc.	74,200	1,152,326
Cobra Electronics Corp.*	30,000	90,000
CSS Industries, Inc.	15,700	391,401
Emerson Radio Corp.*	124,800	205,920
Flexsteel Industries, Inc.	22,000	536,360
Furniture Brands International, Inc.*+	40,585	162,340
Hooker Furniture Corp.	53,300	866,658
Kid Brands, Inc.*	36,400	56,056
Lifetime Brands, Inc.	65,000	882,700
P & F Industries, Inc., Class A*+	10,500	84,945
Stanley Furniture Co., Inc.*	40,000	160,000
Universal Electronics, Inc.*	35,000	984,550
Zagg, Inc.*+	54,300	290,505

		5,863,761

Household Products - 0.32%
Oil-Dri Corp. of America	20,800	571,376
Orchids Paper Products Co.	20,000	525,000

		1,096,376

Industry Company	Shares	Value

Independent Power Producers & Energy Traders - 0.30%
American DG Energy, Inc.*+	290,311	$380,307
Genie Energy, Ltd., Class B+	48,667	445,303
Synthesis Energy Systems, Inc.*	272,471	211,710

		1,037,320

Insurance - 1.72%
Atlantic American Corp.	14,056	53,553
Crawford & Co., Class B	84,600	475,452
Eastern Insurance Holdings, Inc.	25,600	480,000
Federated National Holding Co.	23,000	224,250
First Acceptance Corp.*	111,700	183,188
Fortegra Financial Corp.*	50,000	343,500
Hallmark Financial Services, Inc.*	80,400	734,856
HCI Group, Inc.	24,000	737,280
Independence Holding Co.	69,190	817,826
Investors Title Co.	3,500	248,290
Phoenix Cos., Inc. (The)*	14,200	610,600
Universal Insurance Holdings, Inc.	136,400	965,712

		5,874,507

Internet & Catalog Retail - 1.80%
1-800-Flowers.com, Inc., Class A*	170,000	1,052,300
CafePress, Inc.*+	49,800	312,246
dELiA*s, Inc.*	213,100	210,969
Gaiam, Inc., Class A*	45,000	200,700
Geeknet, Inc.*	40,000	554,400
Nutrisystem, Inc.	35,000	412,300
Overstock.com, Inc.*+	55,000	1,551,000
PetMed Express, Inc.+	19,647	247,552
US Auto Parts Network, Inc.*	54,451	62,619
ValueVision Media, Inc., Class A*	176,286	900,821
Vitacost.com, Inc.*+	77,000	650,650

		6,155,557

Internet Software & Services - 2.67%
Carbonite, Inc.*	72,400	897,036
Ipass, Inc.*	171,200	323,568
Limelight Networks, Inc.*	264,669	595,505
Marchex, Inc., Class B	163,600	984,872
QuinStreet, Inc.*	94,125	812,299
RealNetworks, Inc.*	48,072	363,424

www.bridgeway.com	34

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Reis, Inc.*	42,100	$778,429
Spark Networks, Inc.*+	64,800	547,560
Support.com, Inc.*	136,745	624,925
Synacor, Inc.*+	55,000	170,500
TechTarget, Inc.*	145,900	652,173
TheStreet, Inc.	116,900	217,434
Tucows, Inc.*	150,000	279,000
Unwired Planet, Inc.*	234,600	457,470
XO Group, Inc.*	54,813	613,905
Zix Corp.*	187,582	793,472

		9,111,572

IT Services - 1.18%
Analysts International Corp.*	25,600	97,792
CIBER, Inc.*	185,000	617,900
Dynamics Research Corp.*	63,208	352,069
Edgewater Technology, Inc.*+	50,900	216,834
Hackett Group, Inc. (The)	119,928	622,426
Information Services Group, Inc.*	196,600	379,438
Innodata, Inc.*+	4,500	14,400
Lionbridge Technologies, Inc.*	193,995	562,586
Mattersight Corp.*+	37,000	103,600
ModusLink Global Solutions, Inc.*	51,900	165,042
NCI, Inc., Class A*	18,430	76,300
Official Payments Holdings, Inc.*	44,500	304,825
PRGX Global, Inc.*	68,500	376,065
StarTek, Inc.*	30,000	141,900

		4,031,177

Leisure Equipment & Products - 0.31%
Johnson Outdoors, Inc., Class A*	25,800	642,420
Marine Products Corp.	2,400	19,248
Nautilus, Inc.*	47,000	408,430

		1,070,098

Life Sciences Tools & Services - 1.01%
Accelerate Diagnostics, Inc.*+	19,800	160,776
Affymetrix, Inc.*+	15,450	68,598
Albany Molecular Research, Inc.*	53,100	630,297
Enzo Biochem, Inc.*	201,300	418,704
Furiex Pharmaceuticals, Inc.*	13,100	446,317

Industry Company	Shares	Value

Life Sciences Tools & Services (continued)
Harvard Bioscience, Inc.*	167,017	$789,990
Pacific Biosciences of California, Inc.*	222,400	560,448
pSivida Corp.*+	100,000	387,000

		3,462,130

Machinery - 3.66%
Accuride Corp.*+	264,200	1,336,852
Ampco-Pittsburgh Corp.	24,400	457,988
Dynamic Materials Corp.	27,500	454,025
Eastern Co. (The)+	33,600	537,600
Energy Recovery, Inc.*+	66,700	275,471
Flow International Corp.*	192,751	711,251
FreightCar America, Inc.	29,675	504,179
Gencor Industries, Inc.*	18,500	131,535
Graham Corp.	35,900	1,078,077
Hardinge, Inc.	33,300	492,174
Hurco Cos., Inc.	51,334	1,476,879
Key Technology, Inc.*	20,000	286,600
L.S. Starrett Co., Class A (The)	34,200	349,524
Lydall, Inc.*	40,000	584,000
Miller Industries, Inc.	49,800	765,924
NN, Inc.	86,100	982,401
PMFG, Inc.*	60,000	415,200
Tecumseh Products Co., Class A*	57,700	630,661
Twin Disc, Inc.+	29,600	701,520
Xerium Technologies, Inc.*	33,550	341,539

		12,513,400

Marine - 0.13%
International Shipholding Corp.	19,203	448,006

Media - 3.30%
A.H. Belo Corp., Class A	66,700	457,562
Ballantyne Strong, Inc.*	45,500	192,010
Beasley Broadcasting Group, Inc., Class A+	16,000	134,080
Carmike Cinemas, Inc.*	51,800	1,002,848
Dex Media, Inc.*+	52,031	914,185
Emmis Communications Corp., Class A*	159,500	341,330
Entercom Communications Corp., Class A*+	80,000	755,200
Entravision Communications Corp., Class A	196,200	1,206,630
Gray Television, Inc.*	112,200	807,840
Harris Interactive, Inc.*	40,000	72,400

35	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
LIN TV Corp. Class A*	4,500	$68,850
Martha Stewart Living Omnimedia, Class A*	90,200	217,382
McClatchy Co., Class A (The)*+	211,150	481,422
Media General, Inc., Class A*+	135,311	1,492,480
Navarre Corp.*	230,600	636,456
Nexstar Broadcasting Group, Inc., Class A	29,400	1,042,524
Rentrak Corp.*	22,800	457,596
Saga Communications, Inc., Class A	13,005	597,060
Salem Communications Corp., Class A	53,500	400,715

		11,278,570

Metals & Mining - 0.77%
Comstock Mining, Inc.*+	130,000	214,500
Friedman Industries, Inc.	68,300	672,755
Great Northern Iron Ore Properties+	4,000	275,600
Olympic Steel, Inc.	26,100	639,450
Synalloy Corp.	19,400	301,282
United States Antimony Corp.*	269,221	298,835
Universal Stainless & Alloy Products, Inc.*	7,428	218,978

		2,621,400

Multiline Retail - 0.29%
ALCO Stores, Inc.*+	14,000	154,420
Bon-Ton Stores, Inc. (The)+	45,950	829,398

		983,818

Oil, Gas & Consumable Fuels - 5.12%
Adams Resources & Energy, Inc.	22,300	1,536,247
Amyris, Inc.*+	160,000	462,400
Callon Petroleum Co.*	182,800	616,036
Double Eagle Petroleum Co.*	79,800	312,816
Emerald Oil, Inc.*	113,000	775,180
Endeavour International Corp.*+	108,000	414,720
Evolution Petroleum Corp.*	36,300	396,033
FieldPoint Petroleum Corp.*	20,000	74,000
FX Energy, Inc.*+	135,500	434,955
Gevo, Inc.*+	180,000	365,400
Green Plains Renewable Energy, Inc.*	126,800	1,688,976
James River Coal Co.*+	233,500	424,970

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
L&L Energy, Inc.*+	120,100	$429,958
Lone Pine Resources, Inc.*+	426,300	140,679
Lucas Energy, Inc.*	90,000	116,100
Miller Energy Resources, Inc.*+	145,241	580,964
Panhandle Oil & Gas, Inc., Class A	23,797	678,215
Penn Virginia Corp.*	141,000	662,700
PostRock Energy Corp.*	97,500	149,175
Pyramid Oil Co.*	69,800	280,596
Renewable Energy Group, Inc.*	60,000	853,800
REX American Resources Corp.*	57,249	1,647,054
Saratoga Resources, Inc.*+	80,000	122,400
Synergy Resources Corp.*	160,000	1,171,200
Uranerz Energy Corp.*+	514,800	566,280
Uranium Energy Corp.*+	220,800	395,232
Verenium Corp.*+	78,800	176,512
Warren Resources, Inc.*	352,900	899,895
Westmoreland Coal Co.*	61,375	689,241
ZaZa Energy Corp.*+	205,000	246,000
Zion Oil & Gas, Inc.*+	81,200	181,888

		17,489,622

Paper & Forest Products - 0.05%
Orient Paper, Inc.	117,811	179,073

Personal Products - 0.42%
CCA Industries, Inc.	14,100	45,120
Female Health Co. (The)+	43,200	425,952
Natural Alternatives International, Inc.*	17,500	80,675
Nutraceutical International Corp.	37,000	756,280
United-Guardian, Inc.+	5,000	122,000

		1,430,027

Pharmaceuticals - 1.96%
AcelRx Pharmaceuticals, Inc.*+	98,000	908,460
Alimera Sciences, Inc.*+	121,600	593,408
Biosante Pharmaceuticals, Inc.*+	140,500	140,500
Cempra, Inc.*	72,500	567,675
Durect Corp.*	333,600	350,280
Horizon Pharma, Inc.*+	218,300	537,018
Lannett Co., Inc.*	43,020	512,368
Novabay Pharmaceuticals, Inc.*+	121,500	167,670
NuPathe, Inc.*+	82,900	253,674
Omeros Corp.*+	77,400	390,096

www.bridgeway.com	36

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Pain Therapeutics, Inc.	141,853	$313,495
Pernix Therapeutics Holdings*+	89,049	321,467
Pozen, Inc.*	38,200	191,382
Sucampo Pharmaceuticals, Inc., Class A*	104,000	684,320
Supernus Pharmaceuticals, Inc.*+	50,000	321,500
Zogenix, Inc.*	256,200	438,102

		6,691,415

Professional Services - 1.40%
Barrett Business Services, Inc.	23,600	1,232,156
CRA International, Inc.*	30,000	554,100
CTPartners Executive Search, Inc.*	27,400	120,012
Dolan Co. (The)*	53,100	86,553
Franklin Covey Co.*	25,000	336,500
Heidrick & Struggles International, Inc.	50,000	836,000
Hill International, Inc.*	95,971	262,960
Hudson Global, Inc.*	105,904	262,642
Mastech Holdings, Inc.	5,000	38,250
National Technical Systems, Inc.*	6,000	83,940
RCM Technologies, Inc.	26,200	142,266
VSE Corp.	20,200	829,614

		4,784,993

Real Estate Management & Development - 0.84%
AV Homes, Inc.*	54,600	968,058
Consolidated-Tomoka Land Co.+	16,249	620,062
Maui Land & Pineapple Co., Inc.*+	15,000	60,900
Stratus Properties, Inc.*	37,150	440,599
Thomas Properties Group, Inc.+	112,244	594,893
ZipRealty, Inc.*	60,000	187,800

		2,872,312

Road & Rail - 0.69%
Covenant Transportation Group, Inc., Class A*	60,700	378,768
P.A.M. Transportation Services, Inc.	14,750	150,008
Providence & Worcester Railroad Co.	5,000	76,750
Quality Distribution, Inc.*	37,000	327,080
USA Truck, Inc.*	54,271	349,505

Industry Company	Shares	Value

Road & Rail (continued)
YRC Worldwide, Inc.*+	36,800	$1,058,000

		2,340,111

Semiconductors & Semiconductor Equipment - 3.61%
Amtech Systems, Inc.*	57,500	365,700
Axcelis Technologies, Inc.*	225,000	409,500
AXT, Inc.*	238,442	643,793
Cascade Microtech, Inc.*	41,300	275,058
Cohu, Inc.	65,000	812,500
CyberOptics Corp.*	9,500	55,195
DSP Group, Inc.*	81,300	675,603
GigOptix, Inc.*	49,000	63,700
GSI Technology, Inc.*	161,417	1,020,156
Integrated Silicon Solution, Inc.*	77,641	850,945
Kopin Corp.*	90,000	333,900
Mattson Technology, Inc.*	191,300	417,034
MaxLinear, Inc., Class A*	65,100	455,700
Mindspeed Technologies, Inc.*+	155,000	502,200
NeoPhotonics Corp.*	85,000	738,650
Pericom Semiconductor Corp.*	97,372	693,289
Pixelworks, Inc.*	58,900	201,438
PLX Technology, Inc.*	113,900	542,164
Rubicon Technology, Inc.*+	67,000	536,670
Sigma Designs, Inc.*	165,000	833,250
STR Holdings, Inc.*	150,000	340,500
Supertex, Inc.	25,000	597,750
Ultra Clean Holdings*	118,377	716,181
Vitesse Semiconductor Corp.*	100,000	263,000

		12,343,876

Software - 1.93%
American Software, Inc., Class A	60,700	527,483
Bsquare Corp.*	9,500	26,125
Callidus Software, Inc.*+	113,100	745,329
Cinedigm Digital Cinema Corp., Class A*	231,300	328,446
Digimarc Corp.	23,100	479,787
Exa Corp.*+	29,000	298,700
FalconStor Software, Inc.*	232,700	318,799
Globalscape, Inc.	66,900	111,054
Glu Mobile, Inc.*	210,500	463,100
GSE Systems, Inc.*	45,000	67,950
Guidance Software, Inc.*	61,981	541,714
QAD, Inc., Class A	33,000	378,840
QAD, Inc., Class B+	8,250	85,965

37	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Software (continued)
Rosetta Stone, Inc.*	41,400	$610,236
Smith Micro Software, Inc.*	184,300	195,358
TeleCommunication Systems, Inc., Class A*	153,334	357,268
Telenav, Inc.*	110,000	575,300
Vringo, Inc.*+	150,000	475,500

		6,586,954

Specialty Retail - 3.15%
Big 5 Sporting Goods Corp.	28,400	623,380
Body Central Corp.*+	74,600	993,672
Books-A-Million, Inc.*+	40,000	104,800
Build-A-Bear Workshop, Inc.*	59,500	361,165
Cache, Inc.*+	58,437	260,045
Citi Trends, Inc.*	37,100	539,063
Coldwater Creek, Inc.*+	80,000	200,000
Destination XL Group, Inc.*	169,600	1,075,264
MarineMax, Inc.*	30,500	345,565
New York & Co., Inc.*	208,600	1,324,610
Pacific Sunwear of California, Inc.*+	218,749	798,434
Trans World Entertainment Corp.	62,903	305,708
TravelCenters of America LLC*	120,200	1,314,988
West Marine, Inc.*	72,200	794,200
Zale Corp.*	190,200	1,730,820

		10,771,714

Textiles, Apparel & Luxury Goods - 1.08%
American Apparel, Inc.*	165,000	316,800
Charles & Colvard, Ltd.*	120,900	493,272
Cherokee, Inc.+	21,200	270,936
Culp, Inc.	51,016	887,168
Delta Apparel, Inc.*+	23,000	324,300
DGSE Cos., Inc.*+	28,800	85,248
Lakeland Industries, Inc.*	13,300	62,776
R.G. Barry Corp.	27,600	448,224
Rocky Brands, Inc.	52,200	789,264

		3,677,988

Thrifts & Mortgage Finance - 5.60%
Alliance Bancorp, Inc. of Pennsylvania	22,000	305,360
Bank Mutual Corp.	129,000	727,560
BankFinancial Corp.	76,279	648,372
Camco Financial Corp.*	58,554	192,057
Cape Bancorp, Inc.+	42,102	399,969
Chicopee Bancorp, Inc.+	26,500	447,850
ESB Financial Corp.	27,600	334,788

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
ESSA Bancorp, Inc.	61,900	$678,424
Federal Agricultural Mortgage Corp., Class C	24,200	698,896
First Defiance Financial Corp.	44,900	1,012,495
First Financial Northwest, Inc.	61,600	635,096
First Pactrust Bancorp, Inc.	36,200	491,596
Fox Chase Bancorp, Inc.	7,932	134,844
Franklin Financial Corp.	32,800	590,728
Guaranty Federal Bancshares, Inc.*	20,856	213,774
Hampden Bancorp, Inc.	33,500	499,485
Heritage Financial Group, Inc.	26,900	396,775
HMN Financial, Inc.*+	25,000	177,750
Home Bancorp, Inc.*	48,000	888,000
Home Federal Bancorp, Inc.	34,800	443,352
Louisiana Bancorp, Inc.*+	19,000	315,400
Meta Financial Group, Inc.+	17,155	450,834
MutualFirst Financial, Inc.	4,404	62,096
Naugatuck Valley Financial Corp.	28,501	209,482
New Hampshire Thrift Bancshares, Inc.	18,100	259,011
Northeast Community Bancorp, Inc.	50,000	316,000
Ocean Shore Holding Co.	32,100	443,622
OceanFirst Financial Corp.+	29,200	454,060
Oneida Financial Corp.+	14,200	190,990
Provident Financial Holdings, Inc.	63,617	1,010,238
Pulaski Financial Corp.	43,500	415,425
Riverview Bancorp, Inc.*	67,406	169,189
Security National Financial Corp., Class A*+	35,000	207,200
SI Financial Group, Inc.+	34,276	378,750
Simplicity Bancorp, Inc.+	55,114	799,153
Teche Holding Co.+	14,440	642,291
Territorial Bancorp, Inc.	22,300	504,203
Timberland Bancorp, Inc.	24,222	203,949
Tree.com, Inc.	39,700	680,458
United Community Bancorp	6,200	62,000
United Community Financial Corp.*	137,800	640,770
United Financial Bancorp, Inc.	1,368	20,725
Waterstone Financial, Inc.*	43,355	440,487
Wayne Savings Bancshares, Inc.	7,800	76,050

www.bridgeway.com	38

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

	Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	Westfield Financial, Inc.	35,500	$248,500

			19,118,054

Trading Companies & Distributors - 0.61%
	BlueLinx Holdings, Inc.*	156,221	335,875
	General Finance Corp.*+	60,000	268,200
	Houston Wire & Cable Co.	52,900	732,136
	Lawson Products, Inc.	32,400	416,016
	Willis Lease Finance Corp.*+	24,400	329,644

			2,081,871

Water Utilities - 0.46%
	Artesian Resources Corp., Class A	10,500	233,940
	York Water Co.+	69,850	1,329,246

			1,563,186

Wireless Telecommunication Services - 0.12%
	Boingo Wireless, Inc.*+	68,564	425,782

TOTAL COMMON STOCKS - 99.25%			339,082,911

	(Cost $240,268,712)

EXCHANGE TRADED FUND - 0.30%
	iShares Russell Microcap Index Fund+	16,525	1,019,923

TOTAL EXCHANGE TRADED FUND - 0.30%			1,019,923

	(Cost $442,001)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.75%
BlackRock FedFund	0.01%	2,553,453	2,553,453

TOTAL MONEY MARKET FUND - 0.75%			2,553,453

	(Cost $2,553,453)
TOTAL INVESTMENTS - 100.30%			$342,656,287
	(Cost $243,264,166)
Liabilities in Excess of Other Assets - (0.30%)			(1,009,350)

	NET ASSETS - 100.00%		$341,646,937

*      Non-income producing security.

^      Rate disclosed as of June 30, 2013.

+     This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $44,929,204 at June 30, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$339,082,911	$—	$—	$339,082,911
Exchange Traded Fund	1,019,923	—	—	1,019,923
Money Market Fund	—	2,553,453	—	2,553,453

TOTAL	$340,102,834	$2,553,453	$—	$342,656,287

39	Annual Report | June 30, 2013

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2012	$125,971	$61,843	$187,814
Purchases	—	—	—
Sales[1]	—	(132,736)	(132,736)
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)[2]	—	70,893	70,893
Transfers in	—	—	—
Transfers out[3,4]	(125,971)	—	(125,971)

Balance as of 06/30/2013	$—	$—	$—

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2013	$—	$—	$—

[1]Sales include expiration of rights.

[2]Change in unrealized appreciation/(depreciation) for Level 3 securities is included on Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[3]Transfer out represents the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

[4]Transfer took place as a result of resumption of trading.

See Notes to Financial Statements.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 2.44%, underperforming our primary market benchmark, the Russell 2000 Index (+3.08%). Although our risk adjustment feature helped, it was not enough to overcome a negative momentum quarter. It was a poor quarter overall.

For the fiscal year ended June 30, 2013, our Fund appreciated 22.31%, underperforming our primary market benchmark, the Russell 2000 Index (+24.21%). We continue to lead the Index over the life of the Fund.

The Fund hit 3 years! Inception to date, it is slightly ahead of its primary benchmark in performance with slightly less standard deviation. While the Fund has performed as designed, a longer time period will be a better measure.

The table below presents our June quarter, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	2.44%	22.31%	15.17%
Russell 2000 Index	3.08%	24.21%	15.02%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Small-Cap Momentum Fund ranked 495th of 718 small-cap core funds for the twelve-month period ended June 30, 2013 and 240th of 647 such funds since inception in May, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

41	Annual Report | June 30, 2013

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 6/30/13

Detailed Explanation of Quarterly Performance

The Short Version: The risk adjustment feature of our Fund hurt relative returns in the June quarter.

The Fund performed in line with its design objective for the quarter ended June 30, 2013. Due to the risk-adjustment overlay feature of this Fund, we hold a higher proportion of less volatile stocks than we would with a pure price momentum strategy. This hurt performance in the current quarter market environment. The purpose of the risk adjustment in our strategy is to improve performance at market “inflection points,” times when the market shifts from a strong down trend to strong up trend, or vice versa.

Detailed Explanation of Fiscal Year Performance

The Short Version: Similar to the quarter, our risk adjustment feature of the Fund held back our performance in a very strong up market.

While price momentum was a favorable contributor to returns for the fiscal year, our risk adjustment feature was not, which is expected in strong up markets, at least to some degree. From a sector viewpoint, the Fund was overweighted in the Consumer Discretionary sector, which helped performance. However, overweighting in Financials and Industrials detracted from relative performance.

www.bridgeway.com	42

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Exelis, Inc.	Aerospace & Defense	0.7%
2	MasTec, Inc.	Construction & Engineering	0.7%
3	SunPower Corp.	Semiconductors & Semiconductor Equipment	0.7%
4	Semtech Corp.	Semiconductors & Semiconductor Equipment	0.7%
5	American Realty Capital Properties, Inc.	Real Estate Investment Trusts (REITs)	0.7%
6	Bristow Group, Inc.	Energy Equipment & Services	0.7%
7	Boston Beer Co., Inc. (The)	Beverages	0.7%
8	HEICO Corp.	Aerospace & Defense	0.6%
9	VCA Antech, Inc.	Health Care Providers & Services	0.6%
10	Healthcare Realty Trust, Inc.	Real Estate Investment Trusts (REITs)	0.6%
	Total		6.7%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	14.7%	14.8%	-0.1%
Consumer Staples	5.0%	3.8%	1.2%
Energy	5.0%	5.7%	-0.7%
Financials	25.1%	22.9%	2.2%
Health Care	11.2%	12.6%	-1.4%
Industrials	16.7%	14.9%	1.8%
Information Technology	16.2%	16.6%	-0.4%
Materials	5.6%	4.8%	0.8%
Telecommunication Services	0.3%	0.7%	-0.4%
Utilities	0.4%	3.2%	-2.8%
Cash & Other Assets	-0.2%	0.0%	-0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

43	Annual Report | June 30, 2013

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	44

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.20%
Aerospace & Defense - 2.69%
Esterline Technologies Corp.*	375	$ 27,109
Exelis, Inc.	2,350	32,406
GenCorp, Inc.*+	750	12,195
HEICO Corp.	570	28,711
Innovative Solutions & Support, Inc.	200	1,280
KEYW Holding Corp. (The)*+	500	6,625
National Presto Industries, Inc.	75	5,402
Taser International, Inc.*	650	5,538

		119,266

Airlines - 0.99%
Allegiant Travel Co.	230	24,378
Hawaiian Holdings, Inc.*	650	3,971
Republic Airways Holdings, Inc.*	600	6,798
SkyWest, Inc.	650	8,801

		43,948

Auto Components - 1.00%
Dorman Products, Inc.	450	20,534
Modine Manufacturing Co.*	600	6,528
Standard Motor Products, Inc.	300	10,302
Strattec Security Corp.	50	1,868
Tower International, Inc.*	250	4,947

		44,179

Automobiles - 0.17%
Winnebago Industries, Inc.*	350	7,347

Beverages - 0.89%
Boston Beer Co., Inc., Class A (The)*	170	29,009
National Beverage Corp.	600	10,482

		39,491

Biotechnology - 3.51%
ACADIA Pharmaceuticals, Inc.*+	1,100	19,965
Aegerion Pharmaceuticals, Inc.*	375	23,752
Arena Pharmaceuticals, Inc.*+	2,700	20,790
Astex Pharmaceuticals*	1,250	5,138
Biota Pharmaceuticals, Inc.	350	1,208
Celldex Therapeutics, Inc.*	1,000	15,610

Industry Company	Shares	Value

Biotechnology (continued)
Galena Biopharma, Inc.*	1,050	$ 2,331
Infinity Pharmaceuticals, Inc.*	600	9,750
MiMedx Group, Inc.*	1,200	8,472
PDL BioPharma, Inc.+	1,850	14,282
Protalix BioTherapeutics, Inc.*+	1,150	5,646
Synageva BioPharma Corp.*	350	14,700
TESARO, Inc.*	430	14,078

		155,722

Building Products - 1.64%
AAON, Inc.	300	9,924
American Woodmark Corp.*	175	6,072
Apogee Enterprises, Inc.	350	8,400
Gibraltar Industries, Inc.*	400	5,824
NCI Building Systems, Inc.*	950	14,526
Nortek, Inc.*	200	12,886
PGT, Inc.*	650	5,636
Trex Co., Inc.*	200	9,498

		72,766

Capital Markets - 2.17%
FBR & Co.*	112	2,829
Financial Engines, Inc.	600	27,354
Golub Capital BDC, Inc.	500	8,750
HFF, Inc., Class A	450	7,997
ICG Group, Inc.*	450	5,130
New Mountain Finance Corp.+	550	7,788
Oppenheimer Holdings, Inc., Class A	150	2,856
Solar Senior Capital, Ltd.	100	1,841
THL Credit, Inc.	300	4,557
Triangle Capital Corp.+	350	9,628
Virtus Investment Partners, Inc.*	100	17,627

		96,357

Chemicals - 2.10%
Balchem Corp.	350	15,662
Calgon Carbon Corp.*	720	12,010
Flotek Industries, Inc.*	600	10,764
FutureFuel Corp.	550	7,793
H.B. Fuller Co.	600	22,686
Stepan Co.	255	14,181
Tredegar Corp.	400	10,280

		93,376

45	Annual Report | June 30, 2013

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks - 4.43%
Ameris Bancorp*	300	$5,055
Bancorp, Inc. (The)*	450	6,746
Banner Corp.	250	8,448
BNC Bancorp	350	3,997
Capital City Bank Group, Inc.*	200	2,306
CapitalSource, Inc.	2,450	22,981
Cathay General Bancorp	1,000	20,350
Chemung Financial Corp.	50	1,674
Crescent Financial Bancshares, Inc.*	600	2,628
First Bancorp	250	3,525
First Community Bancshares, Inc.	250	3,920
First Financial Bankshares, Inc.	400	22,264
First Interstate Bancsystem, Inc.	550	11,402
Heritage Commerce Corp.*	350	2,450
LNB Bancorp, Inc.	100	859
Middleburg Financial Corp.	100	1,910
National Penn Bancshares, Inc.	1,800	18,288
Northrim BanCorp, Inc.	75	1,814
OFG Bancorp	550	9,960
Old Line Bancshares, Inc.	100	1,319
PacWest Bancorp	450	13,792
Park Sterling Corp.*	550	3,250
Premier Financial Bancorp, Inc.	100	1,204
Renasant Corp.	300	7,302
SCBT Financial Corp.	225	11,338
Seacoast Banking Corp. of Florida*	1,200	2,640
Southside Bancshares, Inc.+	212	5,063

		196,485

Commercial Services & Supplies - 2.62%
A.T. Cross Co., Class A*	150	2,543
Consolidated Graphics, Inc.*	100	4,701
HNI Corp.	550	19,838
Interface, Inc.	850	14,425
McGrath RentCorp	300	10,248
Mobile Mini, Inc.*	575	19,061
Steelcase, Inc., Class A	1,550	22,599
Team, Inc.*	250	9,462
TMS International Corp., Class A	500	7,415

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Viad Corp.	250	$6,130

		116,422

Communications Equipment - 1.61%
Alliance Fiber Optic Products, Inc.	100	2,001
ARRIS Group, Inc.*	1,700	24,395
Black Box Corp.	200	5,064
Calix, Inc.*	600	6,060
Harmonic, Inc.*	1,400	8,890
InterDigital, Inc.	500	22,325
Tessco Technologies, Inc.	100	2,640

		71,375

Computers & Peripherals - 0.65%
Cray, Inc.*	500	9,820
Datalink Corp.*	250	2,660
Electronics for Imaging, Inc.*	575	16,267

		28,747

Construction & Engineering - 1.23%
Aegion Corp.*	500	11,255
Layne Christensen Co.*	250	4,877
MasTec, Inc.*	950	31,255
Pike Electric Corp.	450	5,535
Sterling Construction Co., Inc.*	200	1,812

		54,734

Construction Materials - 0.72%
Headwaters, Inc.*	975	8,619
Texas Industries, Inc.*	355	23,125

		31,744

Consumer Finance - 1.47%
Consumer Portfolio Services, Inc.*	150	1,101
First Cash Financial Services, Inc.*	350	17,223
Green Dot Corp., Class A*	450	8,977
Nelnet, Inc., Class A	575	20,752
Regional Management Corp.*	150	3,750
World Acceptance Corp.*+	155	13,476

		65,279

Containers & Packaging - 0.24%
Boise, Inc.	1,250	10,675

www.bridgeway.com	46

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services - 1.32%
Ascent Capital Group, Inc., Class A*	175	$13,662
Carriage Services, Inc.	200	3,390
Hillenbrand, Inc.	800	18,968
Matthews International Corp., Class A	350	13,195
Steiner Leisure, Ltd.*	175	9,251

		58,466

Diversified Financial Services - 1.07%
Interactive Brokers Group, Inc., Class A	600	9,582
MarketAxess Holdings, Inc.	450	21,038
PHH Corp.*	725	14,775
Resource America, Inc., Class A	250	2,125

		47,520

Diversified Telecommunication Services - 0.26%
Lumos Networks Corp.	250	4,275
Vonage Holdings Corp.*	2,600	7,358

		11,633

Electric Utilities - 0.29%
Otter Tail Corp.	450	12,780

Electrical Equipment - 1.50%
Belden, Inc.	550	27,462
Brady Corp., Class A	650	19,974
II-VI, Inc.*	800	13,008
PowerSecure International, Inc.*	200	3,006
Preformed Line Products Co.	50	3,316

		66,766

Electronic Equipment, Instruments & Components - 2.57%
Agilysys, Inc.*	300	3,387
AVX Corp.	2,100	24,675
Littelfuse, Inc.	275	20,518
PC Connection, Inc.	350	5,407
RealD, Inc.*+	600	8,340
Rogers Corp.*	200	9,464
Sanmina Corp.*	1,050	15,068
Uni-Pixel, Inc.*	150	2,206
Vishay Intertechnology, Inc.*	1,800	25,002

		114,067

Energy Equipment & Services - 2.54%
Basic Energy Services, Inc.*	550	6,650
Bolt Technology Corp.	100	1,708

Industry Company	Shares	Value

Energy Equipment & Services (continued)
Bristow Group, Inc.	450	$29,394
Exterran Holdings, Inc.*	810	22,777
Hercules Offshore, Inc.*	2,000	14,080
Newpark Resources, Inc.*	1,150	12,638
Unit Corp.*	600	25,548

		112,795

Food & Staples Retailing - 0.56%
Andersons, Inc. (The)	225	11,968
Arden Group, Inc., Class A	40	4,416
Nash Finch Co.	150	3,301
Village Super Market, Inc., Class A	150	4,963

		24,648

Food Products - 2.94%
Calavo Growers, Inc.	200	5,438
Cal-Maine Foods, Inc.	300	13,953
Farmer Bros. Co.*	200	2,812
J&J Snack Foods Corp.	235	18,283
Lancaster Colony Corp.	340	26,517
Post Holdings, Inc.*	400	17,464
Sanderson Farms, Inc.	275	18,265
Seneca Foods Corp., Class A*	125	3,835
Tootsie Roll Industries, Inc.	750	23,835

		130,402

Gas Utilities - 0.04%
Delta Natural Gas Co., Inc.	75	1,594

Health Care Equipment & Supplies - 2.92%
Abaxis, Inc.	275	13,065
ArthroCare Corp.*	350	12,086
Biolase, Inc.*+	402	1,439
Cantel Medical Corp.	350	11,854
Endologix, Inc.*	800	10,624
GenMark Diagnostics, Inc.*	400	4,136
Meridian Bioscience, Inc.	500	10,750
Neogen Corp.*	300	16,668
PhotoMedex, Inc.*+	250	3,985
SurModics, Inc.*	200	4,002
Symmetry Medical, Inc.*	500	4,210
Thoratec Corp.*	700	21,917
Wright Medical Group, Inc.*	570	14,940

		129,676

Health Care Providers & Services - 3.77%
Acadia Healthcare Co., Inc.*	620	20,503
Addus HomeCare Corp.*	125	2,468

47	Annual Report | June 30, 2013

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
AMN Healthcare Services, Inc.*	600	$8,592
BioScrip, Inc.*	850	14,025
Capital Senior Living Corp.*	350	8,365
Emeritus Corp.*	610	14,140
LHC Group, Inc.*	200	3,916
Molina Healthcare, Inc.*	550	20,449
MWI Veterinary Supply, Inc.*	170	20,951
National Research Corp., Class B	150	5,241
Vanguard Health Systems, Inc.*	950	19,703
VCA Antech, Inc.*	1,100	28,699

		167,052

Health Care Technology - 0.21%
Omnicell, Inc.*	450	9,248

Hotels, Restaurants & Leisure - 6.68%
Biglari Holdings, Inc.*	20	8,208
Cheesecake Factory, Inc. (The)	675	28,276
Choice Hotels International, Inc.	720	28,577
Churchill Downs, Inc.	225	17,741
Cracker Barrel Old Country Store, Inc.	295	27,925
Del Frisco’s Restaurant Group, Inc.*	300	6,423
Denny’s Corp.*	1,250	7,025
Fiesta Restaurant Group, Inc.*	300	10,317
International Speedway
Corp., Class A	575	18,095
Jack in the Box, Inc.*	550	21,610
Krispy Kreme Doughnuts, Inc.*	800	13,960
Red Robin Gourmet Burgers, Inc.*	175	9,656
Ruby Tuesday, Inc.*	750	6,922
Ruth’s Hospitality Group, Inc.	450	5,432
Speedway Motorsports, Inc.	500	8,700
Texas Roadhouse, Inc.	850	21,267
Vail Resorts, Inc.	450	27,684
Wendy’s Co. (The)	4,900	28,567

		296,385

Household Durables - 0.72%
CSS Industries, Inc.	100	2,493
Hooker Furniture Corp.	100	1,626
Hovnanian Enterprises, Inc., Class A*+	1,700	9,537

Industry Company	Shares	Value

Household Durables (continued)
Libbey, Inc.*	225	$5,393
NACCO Industries, Inc., Class A	125	7,160
Universal Electronics, Inc.*	200	5,626

		31,835

Household Products - 0.12%
Oil-Dri Corp. of America	100	2,747
Orchids Paper Products Co.	100	2,625

		5,372

Insurance - 3.12%
AMERISAFE, Inc.	225	7,288
Crawford & Co., Class B	600	3,372
EMC Insurance Group, Inc.	150	3,939
Employers Holdings, Inc.	400	9,780
Global Indemnity PLC*	300	7,065
Hallmark Financial Services, Inc.*	250	2,285
Hilltop Holdings, Inc.*	1,120	18,368
National Interstate Corp.	250	7,312
National Western Life Insurance Co., Class A	50	9,492
Platinum Underwriters Holdings, Ltd.	400	22,888
Selective Insurance Group, Inc.	700	16,114
StanCorp Financial Group, Inc.	550	27,176
Universal Insurance Holdings, Inc.	500	3,540

		138,619

Internet & Catalog Retail - 0.27%
Overstock.com, Inc.*+	300	8,460
Vitacost.com, Inc.*	400	3,380

		11,840

Internet Software & Services - 1.64%
Envestnet, Inc.*	400	9,840
j2 Global, Inc.	570	24,231
NIC, Inc.	800	13,224
Reis, Inc.*	100	1,849
ValueClick, Inc.*	950	23,446

		72,590
IT Services - 1.70%
Cass Information Systems, Inc.	150	6,915
Computer Task Group, Inc.	250	5,742
EPAM Systems, Inc.*	550	14,949
Euronet Worldwide, Inc.*	600	19,116

www.bridgeway.com	48

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Heartland Payment Systems, Inc.	450	$16,763
ManTech International Corp., Class A	450	11,754

		75,239

Leisure Equipment & Products - 0.28%
Callaway Golf Co.	900	5,922
Johnson Outdoors, Inc., Class A*	100	2,490
Marine Products Corp.	500	4,010

		12,422

Life Sciences Tools & Services - 0.11%
Albany Molecular Research, Inc.*	400	4,748

Machinery - 2.65%
Albany International Corp., Class A	400	13,192
Altra Holdings, Inc.	350	9,583
Ampco-Pittsburgh Corp.	150	2,816
CIRCOR International, Inc.	200	10,172
Douglas Dynamics, Inc.	300	3,894
EnPro Industries, Inc.*	250	12,690
John Bean Technologies Corp.	350	7,354
L.B. Foster Co., Class A	150	6,476
Mueller Industries, Inc.	350	17,650
Mueller Water Products, Inc., Class A	1,950	13,474
Watts Water Technologies, Inc., Class A	450	20,403

		117,704

Media - 1.01%
Entravision Communications Corp., Class A	1,100	6,765
LIN TV Corp. Class A*	710	10,863
Loral Space & Communications, Inc.	400	23,992
Rentrak Corp.*	150	3,010

		44,630

Metals & Mining - 2.09%
Century Aluminum Co.*	1,100	10,208
Handy & Harman, Ltd.*	150	2,682
Horsehead Holding Corp.*	550	7,046
Olympic Steel, Inc.	150	3,675
RTI International Metals, Inc.*	400	11,084
Stillwater Mining Co.*	1,500	16,110

Industry Company	Shares	Value

Metals & Mining (continued)
U.S. Silica Holdings, Inc.	650	$13,507
Worthington Industries, Inc.	900	28,539

		92,851

Office Electronics - 0.61%
Zebra Technologies Corp., Class A*	625	27,150

Oil, Gas & Consumable Fuels - 1.87%
Bonanza Creek Energy, Inc.*	500	17,730
EPL Oil & Gas, Inc.*	500	14,680
GasLog, Ltd.	800	10,240
Green Plains Renewable Energy, Inc.*	400	5,328
PDC Energy, Inc.*	375	19,305
Ship Finance International, Ltd.	1,050	15,582

		82,865

Paper & Forest Products - 0.54%
KapStone Paper & Packaging Corp.	600	24,108

Personal Products - 0.67%
Inter Parfums, Inc.	375	10,695
Prestige Brands Holdings, Inc.*	650	18,941

		29,636

Pharmaceuticals - 0.81%
Akorn, Inc.*	1,200	16,224
Lannett Co., Inc.*	400	4,764
Pacira Pharmaceuticals, Inc.*	400	11,600
Sucampo Pharmaceuticals, Inc., Class A*	500	3,290

		35,878

Professional Services - 2.22%
Barrett Business Services, Inc.	100	5,221
CBIZ, Inc.*	650	4,362
CRA International, Inc.*	150	2,770
FTI Consulting, Inc.*	500	16,445
GP Strategies Corp.*	250	5,955
Huron Consulting Group, Inc.*	300	13,872
Kelly Services, Inc., Class A	450	7,862
Kforce, Inc.	450	6,570
Korn/Ferry International*	600	11,244
TrueBlue, Inc.*	500	10,525

49	Annual Report | June 30, 2013

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services (continued)
WageWorks, Inc.*	400	$13,780

		98,606

Real Estate Investment Trusts (REITs) - 9.09%
American Assets Trust, Inc.	475	14,658
American Realty Capital Properties, Inc.	1,950	29,757
AmREIT, Inc.	200	3,868
Ashford Hospitality Trust, Inc.	850	9,732
Associated Estates Realty Corp.	650	10,452
Brandywine Realty Trust	1,950	26,364
Campus Crest Communities, Inc.	800	9,232
Cedar Realty Trust, Inc.	900	4,662
Chatham Lodging Trust	175	3,007
Coresite Realty Corp.	250	7,952
Cousins Properties, Inc.	1,500	15,150
CubeSmart	1,650	26,367
Franklin Street Properties Corp.	1,250	16,500
Glimcher Realty Trust	1,800	19,656
Government Properties Income Trust	700	17,654
Healthcare Realty Trust, Inc.	1,125	28,688
Hersha Hospitality Trust	2,500	14,100
Hudson Pacific Properties, Inc.	725	15,428
Medical Properties Trust, Inc.	1,850	26,492
Pennsylvania Real Estate Investment Trust	850	16,048
Ryman Hospitality Properties+	650	25,357
Select Income REIT	500	14,020
STAG Industrial, Inc.	620	12,369
Strategic Hotels & Resorts, Inc.*	2,550	22,593
Summit Hotel Properties, Inc.	1,000	9,450
Whitestone REIT	250	3,940

		403,496

Real Estate Management & Development - 0.74%
China HGS Real Estate, Inc.*+	550	4,834
St. Joe Co. (The)*+	1,150	24,208
Thomas Properties Group, Inc.	750	3,975

		33,017

Industry Company	Shares	Value

Road & Rail - 0.48%
Roadrunner Transportation Systems, Inc.*	450	$12,528
Saia, Inc.*	300	8,991

		21,519

Semiconductors & Semiconductor Equipment - 5.50%
Advanced Energy Industries, Inc.*	525	9,140
ATMI, Inc.*	400	9,460
Cypress Semiconductor Corp.	1,850	19,851
DSP Group, Inc.*	250	2,078
Entegris, Inc.*	1,750	16,432
Hittite Microwave Corp.*	400	23,200
Integrated Device Technology, Inc.*	1,850	14,689
International Rectifier Corp.*	850	17,799
Monolithic Power Systems, Inc.	450	10,850
PDF Solutions, Inc.*	350	6,450
PMC - Sierra, Inc.*	2,550	16,192
Semtech Corp.*	850	29,776
SunEdison, Inc.*	2,900	23,693
SunPower Corp.*+	1,500	31,050
Tessera Technologies, Inc.	650	13,520

		244,180

Software - 1.91%
AVG Technologies NV*+	700	13,615
ePlus, Inc.	100	5,989
Infoblox, Inc.*	600	17,556
Monotype Imaging Holdings, Inc.	500	12,705
Take-Two Interactive Software, Inc.*	1,150	17,215
TiVo, Inc.*	1,600	17,680

		84,760

Specialty Retail - 2.05%
Big 5 Sporting Goods Corp.	250	5,488
Brown Shoe Co., Inc.	525	11,303
Conn’s, Inc.*	425	21,998
Destination Maternity Corp.	150	3,690
Haverty Furniture Cos., Inc.	300	6,903
hhgregg, Inc.*	400	6,388
Stage Stores, Inc.	425	9,987
Tile Shop Holdings, Inc.*	630	18,245
Trans World Entertainment Corp.	400	1,944

www.bridgeway.com	50

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Wet Seal, Inc., Class A (The)*	1,100	$5,181

		91,127

Textiles, Apparel & Luxury Goods - 1.61%
Columbia Sportswear Co.	425	26,626
Culp, Inc.	100	1,739
Iconix Brand Group, Inc.*	710	20,881
Rocky Brands, Inc.	100	1,512
Skechers U.S.A., Inc., Class A*	650	15,606
Unifi, Inc.*	250	5,168

		71,532

Thrifts & Mortgage Finance - 1.87%
Charter Financial Corp.	249	2,510
EverBank Financial Corp.	1,550	25,668
Home Loan Servicing Solutions, Ltd.	710	17,019
HomeStreet, Inc.	200	4,290
Provident Financial Holdings, Inc.	100	1,588
Pulaski Financial Corp.	125	1,194
Radian Group, Inc.+	2,150	24,983
Tree.com, Inc.	100	1,714
United Financial Bancorp, Inc.	250	3,787

		82,753

Trading Companies & Distributors - 0.33%
BlueLinx Holdings, Inc.*	1,100	2,365
H&E Equipment Services, Inc.	450	9,481
Houston Wire & Cable Co.	200	2,768

		14,614

Water Utilities - 0.31%
American States Water Co.	225	12,076
Pure Cycle Corp.*	300	1,677

		13,753

Wireless Telecommunication Services - 0.08%
USA Mobility, Inc.	250	3,392

TOTAL COMMON STOCKS - 99.20%		4,401,181

(Cost $4,186,343)

Industry Company	Shares	Value
EXCHANGE TRADED FUND - 1.07%
iShares Russell 2000 Index Fund+	490	$47,608

TOTAL EXCHANGE TRADED FUND - 1.07%		47,608

(Cost $ 47,649)

WARRANTS - 0.00%
Magnum Hunter Resources Corp.*Δ	115	—

TOTAL WARRANTS - 0.00%		—

(Cost $ — )

TOTAL INVESTMENTS - 100.27%		$4,448,789
(Cost $ 4,233,992)
Liabilities in Excess of Other Assets - (0.27%)		(11,999)

NET ASSETS - 100.00%		$4,436,790

*	Non-income producing security.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $290,853 at June 30, 2013.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$4,401,181	$—	$—	$4,401,181
Exchange Traded Fund	47,608	—	—	47,608
Warrants	—	—	—	—

TOTAL	$4,448,789	$—	$—	$4,448,789

See Notes to Financial Statements.

51	Annual Report | June 30, 2013

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 6.71%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+3.74%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+3.70%) . We are pleased with the results.

For the fiscal year ending June 30, 2013, our Fund appreciated 29.92%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+23.67%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+22.24%).

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	6.71%	29.92%	1.73%	4.43%
Russell 2000 Growth Index	3.74%	23.67%	8.89%	7.92%
Lipper Small-Cap Growth Funds Index	3.70%	22.24%	8.01%	6.69%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Small-Cap Growth Fund ranked 14th of 502 small-cap growth funds for the twelve-month period ended June 30, 2013, 389th of 395 over the last five years and 255th of 267 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/13

Detailed Explanation of Quarterly Performance

The Short Version: One of the Fund’s models, driven by growth characteristics, performed particularly well, accounting for all of our quarterly performance beating our primary market index.

In a quarter where growth characteristics really turned on the performance afterburners in the small cap space, one of our company financial health models, which relies heavily on growth, launched our Fund ahead of both our benchmarks. In aggregate, these stocks appreciated 16% in the quarter, accounting for all of our returns beating our primary market benchmark.

Among these stellar growth stocks, quite a number were in the Consumer Discretionary sector. 25% of the Fund was comprised of Consumer Discretionary stocks (versus 16% for the Russell 2000 Growth Index), and ours returned twice the rate of the Russell 2000 Growth Index Consumer Discretionary stocks. Thus, this sector also significantly explains our quarterly outperformance.

Detailed Explanation of Fiscal Year Performance

The Short Version: Strong core model stock selection in the Consumer Discretionary sector is primarily responsible for the Fund’s outperformance, but the Fund’s smaller stock size and other diversifying models also played a role.

An exceptional fiscal year performance was not the result of any single factor. Positioning towards smaller market cap stocks helped, as did stocks selected by diversifying models within the small cap growth space. Overall, however, stock selection in our core models made the largest impact as the models did their job in this low correlation market environment.

The Consumer Discretionary sector alone is responsible for more than half of the Fund’s exceptional outperformance this fiscal year, not only because the Fund overweighted this top-performing sector, but also because of strong stock selection within the sector. Strong stock selection in Industrials and an underweighting of the lagging Health Care sector also contributed to the Fund’s relative positive relative performance.

53	Annual Report | June 30, 2013

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Heartland Payment Systems, Inc.	IT Services	2.0%
2	USANA Health Sciences, Inc.	Personal Products	2.0%
3	Renewable Energy Group, Inc.	Oil, Gas & Consumable Fuels	1.9%
4	Lumber Liquidators Holdings, Inc.	Specialty Retail	1.9%
5	Overstock.com, Inc.	Internet & Catalog Retail	1.8%
6	Cambrex Corp.	Life Sciences Tools & Services	1.8%
7	ePlus, Inc.	Software	1.7%
8	DXP Enterprises, Inc.	Trading Companies & Distributors	1.7%
9	Grand Canyon Education, Inc.	Diversified Consumer Services	1.7%
10	Sturm Ruger & Co., Inc.	Leisure Equipment & Products	1.7%
	Total		18.2%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	24.9%	16.4%	8.5%
Consumer Staples	5.0%	4.8%	0.2%
Energy	8.1%	5.4%	2.7%
Financials	6.4%	7.7%	-1.3%
Health Care	14.3%	21.0%	-6.7%
Industrials	20.4%	17.7%	2.7%
Information Technology	14.0%	21.3%	-7.3%
Materials	4.0%	4.6%	-0.6%
Telecommunication Services	2.2%	0.8%	1.4%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	0.7%	0.0%	0.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	54

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

55	Annual Report | June 30, 2013

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.31%
Aerospace & Defense - 3.36%
Astronics Corp.*	9,800	$ 400,526
HEICO Corp.	6,000	302,220
Triumph Group, Inc.	4,100	324,515

		1,027,261

Airlines - 2.19%
Republic Airways Holdings, Inc.*	32,500	368,225
SkyWest, Inc.	22,400	303,296

		671,521

Automobiles - 1.06%
Winnebago Industries, Inc.*	15,500	325,345

Biotechnology - 0.59%
Synta Pharmaceuticals Corp.*+	35,900	179,141

Building Products - 1.20%
American Woodmark Corp.*	10,600	367,820

Capital Markets - 0.96%
Greenhill & Co., Inc.	6,400	292,736

Chemicals - 1.41%
Landec Corp.*	32,600	430,646

Commercial Banks - 1.22%
Taylor Capital Group, Inc.*	22,100	373,269

Commercial Services & Supplies - 1.45%
Ceco Environmental Corp.	36,100	444,030

Communications Equipment - 1.23%
InterDigital, Inc.+	8,400	375,060

Computers & Peripherals - 1.99%
Electronics for Imaging, Inc.*	12,200	345,138
Silicon Graphics
International Corp.*+	19,800	264,924

		610,062

Consumer Finance - 0.96%
Credit Acceptance Corp.*	2,800	294,140

Containers & Packaging - 1.29%
AEP Industries, Inc.*	5,300	394,267

Diversified Consumer Services - 1.72%
Grand Canyon Education, Inc.*	16,300	525,349

Diversified Financial Services - 1.05%
MarketAxess Holdings, Inc.	6,900	322,575

Industry Company	Shares	Value

Diversified Telecommunication Services - 1.00%
General Communication, Inc., Class A*	39,000	$ 305,370

Electronic Equipment, Instruments & Components - 3.04%
Insight Enterprises, Inc.*	23,600	418,664
OSI Systems, Inc.*	5,100	328,542
Viasystems Group, Inc.*	15,900	183,327

		930,533

Energy Equipment & Services - 0.82%
Pioneer Energy Services Corp.*	38,100	252,222

Food & Staples Retailing - 1.45%
Susser Holdings Corp.*	9,300	445,284

Food Products - 1.62%
Pilgrim’s Pride Corp.*	33,200	496,008

Health Care Equipment & Supplies - 0.31%
Medical Action Industries, Inc.*	12,465	95,980

Health Care Providers & Services - 7.65%
Addus HomeCare Corp.*	17,500	345,450
AMN Healthcare Services, Inc.*	32,700	468,264
Bio-Reference Labs, Inc.*+	15,500	445,625
HealthSouth Corp.*	13,900	400,320
MWI Veterinary Supply, Inc.*	2,800	345,072
Providence Service Corp. (The)*	11,600	337,444

		2,342,175

Hotels, Restaurants & Leisure - 4.88%
Cracker Barrel Old Country Store, Inc.	5,100	482,766
Krispy Kreme Doughnuts, Inc.*	17,600	307,120
Six Flags Entertainment Corp.	8,000	281,280
Texas Roadhouse, Inc.	16,900	422,838

		1,494,004

Household Durables - 0.94%
Ryland Group, Inc. (The)	7,200	288,720

Insurance - 1.11%
First American Financial Corp.	15,400	339,416

Internet & Catalog Retail - 1.81%
Overstock.com, Inc.*+	19,600	552,720

www.bridgeway.com	56

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services - 1.03%
j2 Global, Inc.+	7,400	$ 314,574

IT Services - 6.60%
CACI International, Inc., Class A*+	7,700	488,873
Hackett Group, Inc. (The)	66,100	343,059
Heartland Payment Systems, Inc.+	16,100	599,725
PRGX Global, Inc.*	43,000	236,070
Syntel, Inc.	5,600	352,072

		2,019,799

Leisure Equipment & Products - 5.58%
Arctic Cat, Inc.	7,300	328,354
LeapFrog Enterprises, Inc.*+	38,200	375,888
Smith & Wesson Holding Corp.*+	49,100	490,018
Sturm Ruger & Co., Inc.+	10,700	514,028

		1,708,288

Life Sciences Tools & Services - 4.12%
Albany Molecular Research, Inc.*	27,800	329,986
Cambrex Corp.*	39,000	544,830
PAREXEL International Corp.*	8,400	385,896

		1,260,712

Machinery - 2.65%
Middleby Corp.*	2,100	357,189
Standex International Corp.	8,600	453,650

		810,839

Media - 2.92%
Nexstar Broadcasting Group, Inc., Class A	11,500	407,790
Sinclair Broadcast Group, Inc., Class A	16,500	484,770

		892,560

Oil, Gas & Consumable Fuels - 7.23%
Adams Resources & Energy, Inc.	7,300	502,897
Kodiak Oil & Gas Corp.*	38,000	337,820
Oasis Petroleum, Inc.*	7,900	307,073
Renewable Energy Group, Inc.*	41,700	593,391

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.	4,800	$ 308,784
Westmoreland Coal Co.*	14,400	161,712

		2,211,677

Paper & Forest Products - 1.33%
Neenah Paper, Inc.	12,800	406,656

Personal Products - 1.94%
USANA Health Sciences, Inc.*+	8,200	593,516

Pharmaceuticals - 1.62%
Questcor Pharmaceuticals, Inc.	10,900	495,514

Professional Services - 1.14%
Barrett Business Services, Inc.	6,700	349,807

Road & Rail - 4.40%
Avis Budget Group, Inc.*	12,200	350,750
Old Dominion Freight Line, Inc.*	7,700	320,474
Saia, Inc.*	10,950	328,172
Swift Transportation Co.*	21,000	347,340

		1,346,736

Semiconductors & Semiconductor Equipment - 0.77%
Cirrus Logic, Inc.*+	13,500	234,360

Software - 1.74%
ePlus, Inc.	8,900	533,021

Specialty Retail - 4.88%
Cabela’s, Inc.*	6,700	433,892
Genesco, Inc.*	5,000	334,950
Hibbett Sports, Inc.*	2,700	149,850
Lumber Liquidators Holdings, Inc.*+	7,400	576,238

		1,494,930

Textiles, Apparel & Luxury Goods - 1.06%
Movado Group, Inc.	9,600	324,768

Trading Companies & Distributors - 3.99%
DXP Enterprises, Inc.*	8,000	532,800
H&E Equipment Services, Inc.	18,300	385,581

57	Annual Report | June 30, 2013

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
Watsco, Inc.		3,600	$302,256

			1,220,637

TOTAL COMMON STOCKS - 99.31%			30,394,048

(Cost $24,185,056)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.01%
BlackRock FedFund	0.01%	1,888	1,888

TOTAL MONEY MARKET FUND - 0.01%			1,888

(Cost $ 1,888)

TOTAL INVESTMENTS - 99.32%			$30,395,936
(Cost $ 24,186,944)
Other Assets in Excess of Liabilities - 0.68%			208,905

NET ASSETS - 100.00%			$30,604,841

*     Non-income producing security.

^     Rate disclosed as of June 30, 2013.

+    This security or a portion of the security is out on loan as of
June 30, 2013. Total loaned securities had a value of $4,625,756 at June 30, 2013.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$30,394,048	$ –	$ –	$30,394,048
Money Market Fund	–	1,888	–	1,888

TOTAL	$30,394,048	$1,888	$ –	$30,395,936

See Notes to Financial Statements.

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 3.11%, outperforming our primary market benchmark, the Russell 2000 Value Index (+2.47%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+1.99%). We are pleased with the results.

For the fiscal year ending June 30, 2013, our Fund appreciated 32.49%, outperforming our primary market benchmark, the Russell 2000 Value Index (+24.76%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+24.29%). It was a good year for the Fund, but we are still making up ground for particularly poor 2008 performance in the longer five-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Small-Cap Value Fund	3.11%	32.49%	5.06%	7.60%
Russell 2000 Value Index	2.47%	24.76%	8.59%	7.92%
Lipper Small-Cap Value Funds Index	1.99%	24.29%	8.98%	8.55%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Small-Cap Value Fund ranked 19th of 306 small-cap value funds for the twelve-month period ended June 30, 2013, 201st of 206 over the last five years and 102nd of 125 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

59	Annual Report | June 30, 2013

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 6/30/13

Detailed Explanation of Quarterly Performance

The Short Version: Consumer Discretionary and Financial stocks helped, while Information Technology stocks hurt our relative performance.

The Consumer Discretionary sector was a highlight for the quarter and significantly contributed to performance. This was due to the Fund’s overweighting in that sector, which was one of the largest sectors as a percentage of total assets. Stock selection was also a plus; six of the top ten stocks that contributed to returns came from the Consumer Discretionary sector. The Fund was underweighted in Information Technology, which detracted from performance.

Our Fund’s core value models performed well in the June quarter in a market environment within which deeper value (our Fund has more exposure to value than our primary market benchmark) didn’t necessarily lead to better returns.

Detailed Explanation of Fiscal Year Performance

The Short Version: The Consumer Discretionary sector played the largest role in the Fund’s fiscal year outperformance.

More than two thirds of the Fund’s outperformance came from the Consumer Discretionary sector. Not only did overweighting this top-performing sector help relative performance, but exceptional stock selection also played a significant role. The four top contributors to the Fund’s return hailed from this sector.

In addition, stronger exposure to smaller stocks and some exposure to diversifying models played a role in the Fund’s fiscal year outperformance.

www.bridgeway.com	60

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Conn’s, Inc.	Specialty Retail	2.2%
2	Saia, Inc.	Road & Rail	2.1%
3	Cabela’s, Inc.	Specialty Retail	1.6%
4	Retail Opportunity Investments Corp.	Real Estate Investment Trusts (REITs)	1.6%
5	Sinclair Broadcast Group, Inc.	Media	1.6%
6	Insight Enterprises, Inc.	Electronic Equipment, Instruments & Components	1.5%
7	AMN Healthcare Services, Inc.	Health Care Providers & Services	1.4%
8	Primerica, Inc.	Insurance	1.4%
9	Brown Shoe Co., Inc.	Specialty Retail	1.4%
10	PH Glatfelter Co	Paper & Forest Products	1.4%
	Total		16.2%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.7%	13.1%	4.6%
Consumer Staples	5.0%	2.8%	2.2%
Energy	8.4%	6.1%	2.3%
Financials	36.0%	37.6%	-1.6%
Health Care	5.2%	4.5%	0.7%
Industrials	11.1%	12.3%	-1.2%
Information Technology	8.9%	12.1%	-3.2%
Materials	4.2%	5.1%	-0.9%
Telecommunication Services	1.0%	0.5%	0.5%
Utilities	2.1%	5.9%	-3.8%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

61	Annual Report | June 30, 2013

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	62

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.14%
Air Freight & Logistics - 0.43%
Pacer International, Inc.*	54,100	$341,371

Airlines - 2.27%
Hawaiian Holdings, Inc.*+	122,000	745,420
Republic Airways Holdings, Inc.*	93,200	1,055,956

		1,801,376

Auto Components - 0.79%
Standard Motor Products, Inc.	18,200	624,988

Biotechnology - 0.92%
PDL BioPharma, Inc.+	94,400	728,768

Building Products - 1.27%
American Woodmark Corp.*	28,900	1,002,830

Capital Markets - 2.76%
Calamos Asset Management, Inc., Class A	34,100	358,050
Fidus Investment Corp.	17,900	334,909
Fifth Street Finance Corp.	82,700	864,215
Piper Jaffray Cos.*	19,800	625,878

		2,183,052

Chemicals - 2.06%
Landec Corp.*	69,400	916,774
Tredegar Corp.	27,900	717,030

		1,633,804

Commercial Banks - 5.64%
Community Bank System, Inc.	30,500	940,925
Heritage Financial Corp.	13,900	203,635
Merchants Bancshares, Inc.	11,500	340,055
OmniAmerican Bancorp, Inc.*	9,500	209,285
Renasant Corp.	20,300	494,102
Susquehanna Bancshares, Inc.	6,400	82,240
Taylor Capital Group, Inc.*	30,000	506,700
Trustmark Corp.+	34,800	855,384
Wintrust Financial Corp.	21,900	838,332

		4,470,658

Commercial Services & Supplies - 1.82%
Cenveo, Inc.*+	163,400	348,042

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Consolidated Graphics, Inc.*	23,300	$1,095,333

		1,443,375

Communications Equipment - 0.32%
Symmetricom, Inc.*	57,200	256,828

Computers & Peripherals - 0.91%
Silicon Graphics International Corp.*+	54,000	722,520

Diversified Telecommunication Services - 0.99%
Vonage Holdings Corp.*	277,700	785,891

Electric Utilities - 1.19%
Otter Tail Corp.	33,100	940,040

Electronic Equipment, Instruments & Components - 3.63%
Insight Enterprises, Inc.*	67,400	1,195,676
Plexus Corp.*	28,000	836,920
Sanmina Corp.*	58,700	842,345

		2,874,941

Energy Equipment & Services - 4.39%
Bristow Group, Inc.	15,700	1,025,524
Exterran Holdings, Inc.*	34,500	970,140
Helix Energy Solutions Group, Inc.*	42,900	988,416
Pioneer Energy Services Corp.*	75,100	497,162

		3,481,242

Food & Staples Retailing - 3.17%
Nash Finch Co.	23,100	508,431
Pantry, Inc. (The)*	42,968	523,350
Susser Holdings Corp.*	16,300	780,444
Weis Markets, Inc.	15,600	703,092

		2,515,317

Food Products - 1.82%
Cal-Maine Foods, Inc.	16,200	753,462
Fresh Del Monte Produce, Inc.	24,800	691,424

		1,444,886

Health Care Providers & Services - 3.13%
AMN Healthcare Services, Inc.*	79,500	1,138,440
Kindred Healthcare, Inc.*	67,600	887,588

63	Annual Report | June 30, 2013

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Triple-S Management Corp., Class B*	21,000	$450,870

		2,476,898

Household Durables - 4.26%
Hovnanian Enterprises, Inc., Class A*+	144,300	809,523
M/I Homes, Inc.*	40,800	936,768
Meritage Homes Corp.*	18,800	815,168
Ryland Group, Inc. (The)	20,400	818,040

		3,379,499

Insurance - 11.55%
Argo Group International Holdings, Ltd.	25,520	1,081,793
First American Financial Corp.	32,500	716,300
HCI Group, Inc.+	32,500	998,400
Platinum Underwriters Holdings, Ltd.	17,200	984,184
Primerica, Inc.	30,100	1,126,944
ProAssurance Corp.	15,200	792,832
RLI Corp.	10,300	787,023
Selective Insurance Group, Inc.	40,600	934,612
Stewart Information Services Corp.	18,500	484,515
Symetra Financial Corp.	46,500	743,535
United Fire Group, Inc.	20,200	501,566

		9,151,704

Internet Software & Services - 1.04%
j2 Global, Inc.+	19,422	825,629

IT Services - 2.46%
CACI International, Inc., Class A*+	15,800	1,003,142
Unisys Corp.*	42,900	946,803

		1,949,945

Leisure Equipment & Products - 0.73%
Arctic Cat, Inc.	12,800	575,744

Life Sciences Tools & Services - 1.16%
Albany Molecular Research, Inc.*	77,200	916,364

Machinery - 0.79%
Standex International Corp.	11,800	622,450

Media - 4.11%
LIN TV Corp. Class A*	63,000	963,900
Nexstar Broadcasting Group, Inc., Class A	30,124	1,068,197

Industry Company	Shares	Value

Media (continued)
Sinclair Broadcast Group, Inc., Class A	41,600	$1,222,208

		3,254,305

Multiline Retail - 0.99%
Dillard’s, Inc., Class A	9,600	786,912

Oil, Gas & Consumable Fuels - 4.06%
Cloud Peak Energy, Inc.*	45,100	743,248
Green Plains Renewable Energy, Inc.*	49,900	664,668
Stone Energy Corp.*	32,966	726,241
Western Refining, Inc.+	27,000	757,890
Westmoreland Coal Co.*	29,300	329,039

		3,221,086

Paper & Forest Products - 2.15%
Neenah Paper, Inc.	18,800	597,276
PH Glatfelter Co.	44,000	1,104,400

		1,701,676

Professional Services - 0.41%
CBIZ, Inc.*+	47,900	321,409

Real Estate Investment Trusts (REITs) - 11.08%
Agree Realty Corp.	21,400	631,728
ARMOUR Residential REIT, Inc.	59,300	279,303
BioMed Realty Trust, Inc.	15,200	307,496
DCT Industrial Trust, Inc.	115,600	826,540
Education Realty Trust, Inc.	59,000	603,570
First Industrial Realty Trust, Inc.	43,800	664,446
Gramercy Property Trust, Inc.*	225,300	1,013,850
iStar Financial, Inc.*	81,300	917,877
National Retail Properties, Inc.	18,300	629,520
One Liberty Properties, Inc.	11,800	259,128
Retail Opportunity Investments Corp.+	91,000	1,264,900
Sabra Health Care REIT, Inc.	27,400	715,414
Weingarten Realty Investors	21,754	669,371

		8,783,143

Road & Rail - 2.95%
Heartland Express, Inc.	48,900	678,243
Saia, Inc.*	55,350	1,658,839

		2,337,082

Semiconductors & Semiconductor Equipment - 0.50%
Amkor Technology, Inc.*	94,000	395,740

www.bridgeway.com	64

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company		Shares	Value
Common Stocks (continued)
Specialty Retail - 6.83%
Big 5 Sporting Goods Corp.		15,000	$329,250
Brown Shoe Co., Inc.		51,500	1,108,795
Cabela’s, Inc.*		19,600	1,269,296
Conn’s, Inc.*		34,200	1,770,192
Men’s Wearhouse, Inc. (The)		24,700	934,895

			5,412,428

Thrifts & Mortgage Finance - 4.50%
Brookline Bancorp, Inc.		81,000	703,080
Dime Community Bancshares, Inc.		47,400	726,168
Franklin Financial Corp.		12,800	230,528
Northwest Bancshares, Inc.		74,600	1,007,846
Oritani Financial Corp.		30,900	484,512
Rockville Financial, Inc.		31,500	412,020

			3,564,154

Trading Companies & Distributors - 1.13%
H&E Equipment Services, Inc.		42,500	895,475

Water Utilities - 0.93%
American States Water Co.		13,800	740,646

TOTAL COMMON STOCKS - 99.14%			78,564,176

(Cost $62,645,916)

EXCHANGE TRADED FUND - 0.43%
iShares Russell 2000 Value Index Fund+		4,000	343,600

TOTAL EXCHANGE TRADED FUND - 0.43%			343,600

(Cost $350,455)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.85%
BlackRock FedFund	0.01%	676,316	676,316

TOTAL MONEY MARKET FUND - 0.85%			676,316

(Cost $676,316)

Total Investments - 100.42%			$79,584,092
(Cost $63,672,687)
Liabilities in Excess of Other Assets - (0.42%)			(336,122)

NET ASSETS - 100.00%			$79,247,970

*      Non-income producing security.

^     Rate disclosed as of June 30, 2013.

+    This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $6,499,741 at June 30, 2013.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$78,564,176	$–	$ –	$78,564,176
Exchange Traded Fund	343,600	–	–	343,600
Money Market Fund	–	676,316	–	676,316

TOTAL	$78,907,776	$676,316	$ –	$79,584,092

See Notes to Financial Statements

65	Annual Report | June 30, 2013

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 3.58%, outperforming our primary market benchmark, the Russell 1000 Growth Index (+2.06%), and also beating our peer benchmark, the Lipper Large-Cap Growth Funds Index (+1.86%). We are pleased with the results.

For the fiscal year ended June 30, 2013, our Fund appreciated 23.06%, handily beating both our primary market benchmark, the Russell 1000 Growth Index (+17.07%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+16.38%). The non-market cap weighting of our Fund, and hence higher concentration of smaller stocks in the Fund relative to its benchmarks, significantly contributed to this outperformance, and we are pleased.

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	3.58%	23.06%	4.20%	5.62%
Russell 1000 Growth Index	2.06%	17.07%	7.47%	6.63%
Lipper Large-Cap Growth Funds Index	1.86%	16.38%	5.26%	5.47%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Large-Cap Growth Fund ranked 66th of 508 multi-cap growth funds for the twelve-month period ended June 30, 2013, 249th of 383 over the last five years and 188th of 255 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	66

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/13

Detailed Explanation of Quarterly Performance

The Short Version: The Fund’s strong relative performance this quarter was primarily a result of our models’ strong stock selection among Information Technology, Consumer Staples, and Consumer Discretionary stocks.

In a quarter when large value and small growth were the strongest performing segments of the market, the Fund was helped by its non-market cap weighted design (this gives us more exposure to large companies at the smaller end of the size spectrum) as well as the Fund’s slight value tilt relative to its benchmark. In addition, the models identifying company financial health performed exceptionally well this quarter.

Stock selection, particularly among Information Technology and Consumer Discretionary stocks, significantly helped the Fund’s quarterly return.

Detailed Explanation of Fiscal Year Performance

The Short Version: About half of the Fund’s strong fiscal year performance relative to our primary market benchmark was driven by the non-market cap weighted design of the Fund. The other half was a result of strong stock selection in the Information Technology sector.

The Fund’s non-market cap weighted design significantly helped this fiscal year. Notably, Apple comprised nearly 7% of the Russell 1000 Growth Index during the fiscal year, but declined over 30%. The Fund held more modest exposure to Apple, contributing 1.8% to our positive performance relative to our primary market benchmark: we were hurt, but much less than the Index. The Fund’s stronger weighting of some smaller Russell 1000 Growth Index stocks was also particularly beneficial.

Our model’s strong stock selection across the board also contributed to the Fund’s positive relative performance, with particularly strong holdings in Information Technology. Although this sector was the weakest overall for the benchmark, the Fund owned only one of the worst performing stocks (and with half the weight), but owned more than its fair share of five of the ten best performing stocks.

67	Annual Report | June 30, 2013

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Western Digital Corp.	Computers & Peripherals	2.5%
2	Apple, Inc.	Computers & Peripherals	2.3%
3	International Business Machines Corp.	IT Services	2.2%
4	Sherwin-Williams Co. (The)	Chemicals	2.1%
5	Alliance Data Systems Corp.	IT Services	2.0%
6	Home Depot, Inc. (The)	Specialty Retail	1.8%
7	Seagate Technology PLC	Computers & Peripherals	1.7%
8	Regeneron Pharmaceuticals, Inc.	Biotechnology	1.7%
9	Accenture PLC	IT Services	1.7%
10	Visa, Inc.	IT Services	1.6%
	Total		19.6%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	21.1%	17.7%	3.4%
Consumer Staples	14.3%	12.6%	1.7%
Energy	3.4%	4.1%	-0.7%
Financials	5.7%	4.9%	0.8%
Health Care	12.6%	13.1%	-0.5%
Industrials	11.6%	13.0%	-1.4%
Information Technology	23.9%	28.2%	-4.3%
Materials	5.0%	3.9%	1.1%
Telecommunication Services	2.2%	2.3%	-0.1%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	68

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.92%
Aerospace & Defense - 2.34%
Boeing Co. (The)	5,900	$604,396
Precision Castparts Corp.	2,300	519,823

		1,124,219

Airlines - 2.45%
Delta Air Lines, Inc.*	26,600	497,686
Southwest Airlines Co.	33,700	434,393
United Continental Holdings, Inc.*	7,700	240,933

		1,173,012

Auto Components - 1.52%
Delphi Automotive PLC	14,400	729,936

Automobiles - 1.05%
Ford Motor Co.	32,400	501,228

Beverages - 2.69%
Brown-Forman Corp., Class B	4,500	303,975
Coca-Cola Co. (The)	13,200	529,452
Monster Beverage Corp.*	7,500	455,775

		1,289,202

Biotechnology - 5.16%
Amgen, Inc.	5,400	532,764
Celgene Corp.*	4,300	502,713
Regeneron Pharmaceuticals, Inc.*	3,700	832,056
United Therapeutics Corp.*	9,200	605,544

		2,473,077

Chemicals - 6.05%
CF Industries Holdings, Inc.	2,200	377,300
LyondellBasell Industries NV	7,600	503,576
Sherwin-Williams Co. (The)	5,800	1,024,280
Valspar Corp. (The)	6,800	439,756
Westlake Chemical Corp.	5,800	559,178

		2,904,090

Commercial Services & Supplies - 1.82%
Cintas Corp.	8,300	377,982
Tyco International, Ltd.	15,000	494,250

		872,232

Computers & Peripherals - 6.58%
Apple, Inc.	2,800	1,109,024
Seagate Technology PLC	18,800	842,804
Western Digital Corp.	19,400	1,204,546

		3,156,374

Industry Company	Shares	Value

Consumer Finance - 1.12%
Discover Financial Services	11,300	$538,332

Diversified Consumer Services - 0.93%
H&R Block, Inc.	16,100	446,775

Diversified Financial Services - 2.32%
JPMorgan Chase & Co.	10,300	543,737
Moody’s Corp.	9,300	566,649

		1,110,386

Diversified Telecommunication Services - 0.98%
Verizon Communications, Inc.	9,300	468,162

Food & Staples Retailing - 4.72%
Costco Wholesale Corp.	4,700	519,679
Kroger Co. (The)	7,000	241,780
Safeway, Inc.	19,000	449,540
Wal-Mart Stores, Inc.	6,800	506,532
Whole Foods Market, Inc.	10,600	545,688

		2,263,219

Food Products - 2.05%
General Mills, Inc.	9,800	475,594
Hershey Co. (The)	5,700	508,896

		984,490

Health Care Equipment & Supplies - 0.50%
Abbott Laboratories	6,900	240,672

Health Care Providers & Services - 4.38%
DaVita HealthCare Partners, Inc.*	4,200	507,360
HCA Holdings, Inc.	17,200	620,232
McKesson Corp.	4,400	503,800
Tenet Healthcare Corp.*	10,200	470,220

		2,101,612

Hotels, Restaurants & Leisure - 3.16%
Chipotle Mexican Grill, Inc.*	1,200	437,220
McDonald’s Corp.	5,000	495,000
Starbucks Corp.	8,900	582,861

		1,515,081

Household Products - 4.34%
Church & Dwight Co., Inc.	9,400	580,074
Colgate-Palmolive Co.	8,600	492,694
Kimberly-Clark Corp.	5,300	514,842
Procter & Gamble Co. (The)	6,400	492,736

		2,080,346

69	Annual Report | June 30, 2013

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Insurance - 0.91%
Arch Capital Group, Ltd.*	8,500	$436,985

Internet & Catalog Retail - 0.98%
Amazon.com, Inc.*	1,700	472,073

Internet Software & Services - 1.82%
LinkedIn Corp., Class A*	3,400	606,220
Rackspace Hosting, Inc.*	7,100	269,019

		875,239

IT Services - 12.79%
Accenture PLC, Class A	11,400	820,344
Alliance Data Systems Corp.*	5,300	959,459
Fiserv, Inc.*	5,000	437,050
Gartner, Inc.*	8,600	490,114
International Business Machines Corp.	5,400	1,031,994
Mastercard, Inc., Class A	900	517,050
Paychex, Inc.	14,300	522,236
Visa, Inc., Class A	4,100	749,275
Western Union Co. (The)	35,400	605,694

		6,133,216

Leisure Equipment & Products - 0.87%
Polaris Industries, Inc.	4,400	418,000

Life Sciences Tools & Services - 1.06%
Waters Corp.*	5,100	510,255

Machinery - 1.06%
Snap-on, Inc.	5,700	509,466

Media - 1.09%
Comcast Corp., Class A	12,500	523,500

Multiline Retail - 0.68%
Dollar Tree, Inc.*	6,400	325,376

Oil, Gas & Consumable Fuels - 2.36%
Chevron Corp.	3,400	402,356
HollyFrontier Corp.	8,300	355,074
Marathon Petroleum Corp.	5,300	376,618

		1,134,048

Personal Products - 0.51%
Herbalife, Ltd.+	5,400	243,756

Pharmaceuticals - 1.51%
AbbVie, Inc.	6,900	285,246
Allergan, Inc.	5,200	438,048

		723,294

Industry Company	Shares	Value

Real Estate Investment Trusts (REITs) - 1.35%
American Tower Corp.	6,800	$497,556
Weyerhaeuser Co.	5,300	150,997

		648,553

Road & Rail - 3.21%
CSX Corp.	22,200	514,818
Hertz Global Holdings, Inc.*	20,200	500,960
Union Pacific Corp.	3,400	524,552

		1,540,330

Semiconductors & Semiconductor Equipment - 0.52%
Xilinx, Inc.	6,300	249,543

Software - 3.45%
Intuit, Inc.	9,200	561,476
NetSuite, Inc.*	7,000	642,180
Oracle Corp.	14,700	451,584

		1,655,240

Specialty Retail - 8.70%
Gap, Inc. (The)	14,200	592,566
Home Depot, Inc. (The)	11,000	852,170
PetSmart, Inc.	3,700	247,863
Ross Stores, Inc.	7,800	505,518
Sally Beauty Holdings, Inc.*	15,900	494,490
TJX Cos., Inc.	11,400	570,684
Tractor Supply Co.	3,800	446,918
Ulta Salon Cosmetics & Fragrance, Inc.*	4,600	460,736

		4,170,945

Textiles, Apparel & Luxury Goods - 2.20%
Hanesbrands, Inc.	9,800	503,916
PVH Corp.	4,400	550,220

		1,054,136

Trading Companies & Distributors - 0.69%
Fastenal Co.	7,200	330,120

TOTAL COMMON STOCKS - 99.92%		47,926,520

(Cost $36,925,298)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.24%
BlackRock FedFund	0.01%	117,296	117,296

TOTAL MONEY MARKET FUND - 0.24%			117,296

(Cost $117,296)

www.bridgeway.com	70

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Value
TOTAL INVESTMENTS - 100.16%	$48,043,816
(Cost $37,042,594)
Liabilities in Excess of Other Assets - (0.16%)	(77,250)

NET ASSETS - 100.00%	$47,966,566

*    Non-income producing security.

^    Rate disclosed as of June 30, 2013.

+   This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $243,756 at June 30, 2013.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,926,520	$–	$ –	$47,926,520
Money Market Fund	–	117,296	–	117,296

TOTAL	$47,926,520	$117,296	$ –	$48,043,816

See Notes to Financial Statements.

71	Annual Report | June 30, 2013

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 3.34%, outperforming our primary market benchmark, the S&P 500 Index (+2.91%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+3.01%), and the Russell Top 50 Mega Cap Index (+2.92%). The Fund’s roughly equal-weighted structure provided some cushion against the month of June downturn; this has been true in a majority of down market environments. We are pleased with the results.

For the fiscal year ending June 30, 2013, the Fund appreciated 20.89%, outperforming our primary market benchmark, the S&P 500 Index (+20.60%) and our peer benchmark, the Russell Top 50 Mega Cap Index (+16.21%), but trailing the Lipper Large-Cap Core Funds Index (+21.55%). Again, in line with our Fund’s design, our roughly equal weighting structure helped our performance, more than overcoming the “headwind” of small company dominated performance.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	3.34%	20.89%	8.44%	6.52%	5.74%
S&P 500 Index	2.91%	20.60%	7.01%	7.30%	5.22%
Russell Top 50 Mega Cap Index	2.92%	16.21%	6.78%	5.64%	3.99%
Bridgeway Ultra-Large 35 Index	3.47%	21.01%	8.86%	6.68%	5.92%
Lipper Large-Cap Core Funds Index	3.01%	21.55%	6.03%	6.48%	4.53%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Blue-Chip 35 Index Fund ranked 422nd of 938 large-cap core funds for the twelve months ending June 30, 2013, 49th of 770 over the last five years, 281st of 498 over the last ten years, and 42nd of 199 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	72

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index

from Inception 7/31/97 to 6/30/13

*	The Russell Top 50 Mega Cap Index began on 12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Quarterly and Fiscal Year Performance by Company Size:

April was a mega-cap month, with the Russell Top 50 Mega Cap Index beating the S&P 500 Index. The reverse happened in May, when the S&P 500 Index outperformed the Russell Top 50 Mega Cap Index. Overall, the Fund was slightly ahead of both benchmarks at the end of May. As designed, the roughly equal weighted fund structure benefited the Fund’s performance, providing cushion for both benchmarks in the volatile month of June and in the quarter overall.

Our quarterly rebalancing of company weights, what we call a “roughly equal weighting strategy,” gave us a performance boost in the fiscal year. This strategy has a “buy low, sell high” feel to it. Historically, over the nearly 15-year history of our Fund — and not in every quarter or year — it has allowed our Fund to keep up with, or slightly exceed, the returns of the S&P 500 Index with less risk. During the fiscal year, the advantage of this structure overcame a very significant size disadvantage; that is, ultra-large stocks as a group underperformed large-, medium- and small-size stocks. One could call this a roughly equal weighting “heyday”; we believe it has added value over the long term, but does not help in every quarter or year.

For the fiscal year, overall sector weighting did not help the Fund. In fact, the Fund was overweighted by more than eight percent on average in Information Technology (the second lowest performing sector) and underweighted by more than eight percent in the Consumer Discretionary sector (one of the best performing sectors). However, roughly equal weighting within these sectors pulled the Fund through, with positive holdings in Financials and Information Technology leading the Fund to positive relative performance for the fiscal year.

Even though smaller stocks outperformed larger ones for the fiscal year (see column three of the table below), causing the Fund to trail the S&P 500 Index in two out of four quarters, overall the Fund design still produced an outperformance relative to this benchmark by almost 30 basis points.

73	Annual Report | June 30, 2013

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	87.5 Years
1 (ultra-large)	2.89%	19.56%	6.62%	6.65%	9.16%
2	3.81%	26.08%	8.49%	10.30%	10.50%
3	1.64%	26.63%	8.74%	10.43%	10.89%
4	3.29%	30.86%	10.84%	11.44%	10.91%
5	3.26%	29.49%	11.50%	12.25%	11.55%
6	4.17%	29.55%	10.73%	10.81%	11.37%
7	5.52%	27.30%	13.20%	11.85%	11.62%
8	5.98%	30.18%	13.74%	12.11%	11.64%
9	7.78%	27.76%	13.03%	10.27%	11.60%
10 (ultra-small)	7.17%	26.96%	12.93%	11.47%	13.28%

[1]

Performance figures are as of the period ended June 30, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year:

Rank	Company	Industry	% Contribution to Return
1	Visa, Inc.	IT Services	1.8%
2	Bank of America Corp.	Diversified Financial Services	1.5%
3	Goldman Sachs Group, Inc. (The)	Capital Markets	1.5%
4	Google, Inc.	Internet Software & Services	1.4%
5	JPMorgan Chase & Co.	Diversified Financial Services	1.3%
6	Cisco Systems, Inc.	Communications Equipment	1.1%
7	Hewlett-Packard Co.	Computers & Peripherals	0.9%
8	Berkshire Hathaway, Inc.	Insurance	0.8%
9	Procter & Gamble Co. (The)	Household Products	0.8%
10	Johnson & Johnson	Pharmaceuticals	0.8%
11	Pfizer, Inc.	Pharmaceuticals	0.7%
12	United Technologies Corp.	Aerospace & Defense	0.7%
13	Wells Fargo & Co.	Commercial Banks	0.7%
14	CVS Caremark Corp.	Food & Staples Retailing	0.6%
15	3M Co.	Industrial Conglomerates	0.6%
16	Monsanto Co.	Chemicals	0.6%
17	Verizon Communications, Inc.	Diversified Telecommunication Services	0.6%
18	McDonald’s Corp.	Hotels, Restaurants & Leisure	0.5%
19	PepsiCo, Inc.	Beverages	0.5%
20	Phillips 66*	Oil, Gas & Consumable Fuels	0.5%
21	Chevron Corp.	Oil, Gas & Consumable Fuels	0.4%
22	Merck & Co., Inc.	Pharmaceuticals	0.4%
23	Schlumberger, Ltd.	Energy Equipment & Services	0.4%
24	General Electric Co.	Industrial Conglomerates	0.4%
25	Microsoft Corp.	Software	0.4%
26	United Parcel Service, Inc.	Air Freight & Logistics	0.4%
27	ConocoPhillips	Oil, Gas & Consumable Fuels	0.3%
28	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.3%
29	AbbVie, Inc.**	Pharmaceuticals	0.3%

www.bridgeway.com	74

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Rank	Company	Industry	% Contribution to Return
31	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.2%
32	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.2%
33	Oracle Corp.	Software	0.2%
34	AT&T, Inc.	Diversified Telecommunication Services	0.2%
35	Coca-Cola Co. (The)	Beverages	0.2%
36	International Business Machines Corp.	IT Services	0.0%
37	Intel Corp.	Semiconductors & Semiconductor Equipment	-0.3%
38	Apple, Inc.	Computers & Peripherals	-1.1%

*Spinoff from ConocoPhillips. Security was sold during the year ended June 30, 2013.

**Spinoff from Abbott Laboratories.

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	2.8%	12.2%	-9.4%
Consumer Staples	13.6%	10.5%	3.1%
Energy	13.8%	10.5%	3.3%
Financials	13.9%	16.7%	-2.8%
Health Care	10.8%	12.7%	-1.9%
Industrials	11.0%	10.2%	0.8%
Information Technology	25.8%	17.8%	8.0%
Materials	2.7%	3.3%	-0.6%
Telecommunication Services	5.5%	2.8%	2.7%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

75	Annual Report | June 30, 2013

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.84%
Aerospace & Defense - 2.75%
United Technologies Corp.	137,180	$12,749,509

Air Freight & Logistics - 2.75%
United Parcel Service, Inc., Class B	147,163	12,726,656

Beverages - 5.42%
Coca-Cola Co. (The)	317,414	12,731,476
PepsiCo, Inc.	151,550	12,395,274

		25,126,750

Capital Markets - 2.79%
Goldman Sachs Group, Inc. (The)	85,300	12,901,625

Chemicals - 2.71%
Monsanto Co.	126,850	12,532,780

Commercial Banks - 2.77%
Wells Fargo & Co.	311,259	12,845,659

Communications Equipment - 2.83%
Cisco Systems, Inc.	539,008	13,103,285

Computers & Peripherals - 5.51%
Apple, Inc.	31,700	12,555,736
Hewlett-Packard Co.	522,300	12,953,040

		25,508,776

Diversified Financial Services - 5.57%
Bank of America Corp.	1,004,008	12,911,543
JPMorgan Chase & Co.	243,995	12,880,496

		25,792,039

Diversified Telecommunication Services - 5.52%
AT&T, Inc.	358,725	12,698,865
Verizon Communications, Inc.	255,989	12,886,486

		25,585,351

Energy Equipment & Services - 2.75%
Schlumberger, Ltd.	177,500	12,719,650

Food & Staples Retailing - 5.45%
CVS Caremark Corp.	217,000	12,408,060
Wal-Mart Stores, Inc.	172,619	12,858,389

		25,266,449

Health Care Equipment & Supplies - 1.38%
Abbott Laboratories	182,800	6,376,064

Industry Company	Shares	Value

Hotels, Restaurants & Leisure - 2.78%
McDonald’s Corp.	130,000	$12,870,000

Household Products - 2.75%
Procter & Gamble Co. (The)	165,426	12,736,148

Industrial Conglomerates - 5.44%
3M Co.	113,650	12,427,628
General Electric Co.	551,143	12,781,006

		25,208,634

Insurance - 2.77%
Berkshire Hathaway, Inc., Class B*	114,650	12,831,628

Internet Software & Services - 2.83%
Google, Inc., Class A*	14,870	13,091,102

IT Services - 6.23%
International Business
Machines Corp.	68,667	13,122,950
Visa, Inc., Class A	86,150	15,743,913

		28,866,863

Oil, Gas & Consumable Fuels - 11.03%
Chevron Corp.	107,195	12,685,456
ConocoPhillips	211,235	12,779,718
Exxon Mobil Corp.	141,587	12,792,385
Occidental Petroleum Corp.	143,850	12,835,736

		51,093,295

Pharmaceuticals - 9.42%
AbbVie, Inc.	150,500	6,221,670
Johnson & Johnson	147,052	12,625,885
Merck & Co., Inc.	268,935	12,492,031
Pfizer, Inc.	439,244	12,303,224

		43,642,810

Semiconductors & Semiconductor Equipment - 2.80%
Intel Corp.	535,043	12,958,741

Software - 5.59%
Microsoft Corp.	376,545	13,002,099
Oracle Corp.	419,013	12,872,079

		25,874,178

TOTAL COMMON STOCKS - 99.84%		462,407,992

(Cost $345,643,845)

www.bridgeway.com	76

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

	Rate^	Shares	Value
MONEY MARKET FUND - 0.01%
BlackRock FedFund	0.01%	38,980	$38,980

TOTAL MONEY MARKET FUND - 0.01%			38,980

(Cost $ 38,980)

TOTAL INVESTMENTS - 99.85%			$462,446,972
(Cost $ 345,682,825)
Other Assets in Excess of Liabilities - 0.15%			699,313

NET ASSETS - 100.00%			$463,146,285

* Non-income producing security. ^ Rate disclosed as of June 30, 2013.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$462,407,992	$–	$–	$462,407,992
Money Market Fund	–	38,980	–	38,980

TOTAL	$462,407,992	$38,980	$–	$462,446,972

See Notes to Financial Statements.

77	Annual Report | June 30, 2013

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2013, Managed Volatility Fund returned 0.95%, compared to our primary market benchmark, the S&P 500 Index (+2.91%), our peer benchmark, the Lipper Balanced Funds Index (+0.11%), and the fixed income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (-0.14%) . It was an up quarter for the broad stock market, and while we did not capture 40% of the S&P 500 Index, capturing only 33% of the upside, the performance is in line with design over shorter periods of time, and our risk profile remains at or below 40% of the stock market. It was an “OK” quarter.

For the full fiscal year ended June 30, 2013, the Fund returned 7.23%, compared to our primary market benchmark, the S&P 500 Index (+20.60%), our peer benchmark, the Lipper Balanced Funds Index (+11.70%), and the fixed income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.44) . The Fund captured 35% of the S&P 500 Index upside for the fiscal year, less than our 40% target. This is due to the fact that our strategy of writing stock options provides some downside performance cushion, but at a cost of some upside performance potential. Thus, fiscal year 2013 performance less than our 40% target is within design tolerance, but on the less favorable end of the spectrum.

Evaluation of shorter term data, while important, should always be put in the proper context of a longer term investment horizon. This fiscal year report, ending June 30, 2013, marks twelve years in operation. During those twelve fiscal years this is the fourth time we did not meet our objective of capturing 40% of the S&P 500 Index (40% or more in up markets and 40% or less in down markets). This variability in return over shorter term periods is in line with design and typically occurs in strong double-digit up markets. The flip side is that we have outperformed our 40% target in three of three down market fiscal years, maintained a steady risk profile — approximately sixty percent less than our primary market index of equities — and have captured the large majority of equity returns since inception. We love the baseball analogy of playing superb defense and hitting for average; we believe you can clearly see the strength of this strategy by looking at our annual fiscal returns.

FY 02	FY 03	FY 04	FY 05	FY 06	FY 07	FY 08	FY 09	FY 10	FY 11	FY 12	FY 13
-0.78%	2.57%	12.94%	7.32%	7.83%	5.87%	-1.57%	-11.66%	1.67%	14.15%	3.74%	7.23%

In addition to returns, an analysis of this Fund would be incomplete without looking at the risk side. The returns above were achieved while taking much less risk than the S&P 500 Index of stocks. The following graph shows our annual record of targeting a level of market risk (beta) equal to roughly 40% of the market:

www.bridgeway.com	78

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	0.95%	7.23%	2.66%	4.50%	3.89%
S&P 500 Index	2.91%	20.60%	7.01%	7.30%	4.33%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	-0.14%	0.44%	2.00%	2.62%	3.15%
Lipper Balanced Funds Index	0.11%	11.70%	5.29%	6.18%	4.73%

Performance figures quoted in the table above and the graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, the Managed Volatility Fund ranked 456th of 518 mixed-asset target allocation moderate funds for the twelve months ending June 30, 2013, 353rd of 384 over the past five years, 191st of 216 over the last ten years, and 126th of 167 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2013, the Managed Volatility Fund ranked 125th of 218 long/short funds for the fiscal year ended June 30, 2013, 29th out of 68 funds over the past five years and 12th out of 23 funds over the last ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 6/30/13

79	Annual Report | June 30, 2013

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Short Version: The main driver of performance was the equity component of the Fund, contributing approximately 1.2%.

For the quarter, the Fund returned 0.95%. This performance was outside the 40% performance band (relative to the S&P 500 Index), capturing about 33% of the S&P 500 Index’s return. The main driver of performance was the equity component of the fund. The positive performance of our equity holdings was slightly offset by the performance of fixed income, futures and option components, each returning approximately -0.1%.

Detailed Explanation of Fiscal Year Performance

The Short Version: The main driver of performance was the equity component of the Fund, contributing approximately 10.60%.

The positive performance of our equity holdings was offset by the performance of futures, down 2.29% (expected to be negative in a strong up market), options, down about one percent, and fixed income, approximately -0.06%. Overall, the Fund continues to perform as expected over both long and short time horizons. With positive performance from the U.S. equity markets, the Fund, as expected, captured a percentage of those gains, while still providing investors with less risk versus the general market.

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	Gap, Inc. (The)	Specialty Retail	1.8%
2	AutoZone, Inc.	Specialty Retail	1.4%
3	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.4%
4	AT&T, Inc.	Diversified Telecommunication Services	1.2%
5	Northrop Grumman Corp.	Aerospace & Defense	1.2%
6	Travelers Cos., Inc. (The)	Insurance	1.2%
7	Brown-Forman Corp.	Beverages	1.1%
8	Cisco Systems, Inc.	Communications Equipment	1.1%
9	Goldman Sachs Group, Inc. (The)	Capital Markets	1.0%
10	JPMorgan Chase & Co.	Diversified Financial Services	1.0%
			12.4%

www.bridgeway.com	80

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2013

Asset Type	% of Net Assets
Common Stock	54.4%
Consumer Discretionary	9.2%
Consumer Staples	5.1%
Energy	5.0%
Financials	9.0%
Health Care	5.6%
Industrials	6.2%
Information Technology	9.2%
Materials	1.3%
Telecommunication Services	2.3%
Utilities	1.5%
U.S. Government Obligations	41.3%
Covered Call Options Written	-0.8%
Put Options Written	-0.9%
Money Market Fund	5.7%
Other Assets in Excess of Liabilities	0.3%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

81	Annual Report | June 30, 2013

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

In closing, we would like to thank you for your continued investment in the Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	82

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 54.45%
Aerospace & Defense - 2.13%
Honeywell International, Inc.	800	$63,472
Lockheed Martin Corp.	870	94,360
Northrop Grumman Corp.#	3,900	322,920
United Technologies Corp.	940	87,364

		568,116

Air Freight & Logistics - 0.30%
FedEx Corp.	800	78,864

Beverages - 1.80%
Brown-Forman Corp., Class B	4,425	298,909
Coca-Cola Co. (The)#	4,500	180,495

		479,404

Biotechnology - 1.07%
Biogen Idec, Inc.*#	900	193,680
Gilead Sciences, Inc.*	1,800	92,178

		285,858

Capital Markets - 1.89%
Ameriprise Financial, Inc.	680	54,998
Bank of New York Mellon Corp. (The)	532	14,923
Charles Schwab Corp. (The)#	3,500	74,305
Goldman Sachs Group, Inc. (The)#	1,700	257,125
Morgan Stanley	800	19,544
State Street Corp.#	1,300	84,773

		505,668

Chemicals - 1.05%
Dow Chemical Co. (The)	2,100	67,557
Monsanto Co.	500	49,400
Sherwin-Williams Co. (The)	600	105,960
Sigma-Aldrich Corp.	700	56,252

		279,169

Commercial Banks - 1.32%
Comerica, Inc.	1,100	43,813
KeyCorp	3,700	40,848
U.S. Bancorp#	2,200	79,530
Wells Fargo & Co.#	4,571	188,645

		352,836

Communications Equipment - 1.11%
Cisco Systems, Inc.#	11,600	281,996

Industry Company	Shares	Value

Communications Equipment (continued)
Juniper Networks, Inc.*	700	$13,517

		295,513

Computers & Peripherals - 2.31%
Apple, Inc.#	400	158,432
EMC Corp.	7,400	174,788
Hewlett-Packard Co.	7,300	181,040
Lexmark International, Inc., Class A	800	24,456
SanDisk Corp.*#	1,300	79,430

		618,146

Consumer Finance - 0.89%
American Express Co.#	1,500	112,140
Capital One Financial Corp.#	2,000	125,620

		237,760

Diversified Financial Services - 1.86%
Bank of America Corp.#	6,600	84,876
Citigroup, Inc.#	3,310	158,781
JPMorgan Chase & Co.#	4,800	253,392

		497,049

Diversified Telecommunication Services - 1.94%
AT&T, Inc.#	9,400	332,760
CenturyLink, Inc.	3,200	113,120
Frontier Communications Corp.+	672	2,722
Verizon Communications, Inc.#	1,400	70,476

		519,078

Electric Utilities - 0.59%
American Electric Power Co., Inc.	1,600	71,648
Duke Energy Corp.	783	52,852
Exelon Corp.	1,100	33,968

		158,468

Electrical Equipment - 0.22%
Eaton Corp. PLC	400	26,324
Emerson Electric Co.	600	32,724

		59,048

Electronic Equipment, Instruments & Components - 06%
FLIR Systems, Inc.	600	16,182

83	Annual Report | June 30, 2013

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services - 0.57%
Halliburton Co.	2,300	$95,956
National Oilwell Varco, Inc.	800	55,120

		151,076

Food & Staples Retailing - 1.22%
CVS Caremark Corp.	900	51,462
Kroger Co. (The)#	1,000	34,540
Safeway, Inc.#	7,000	165,620
Wal-Mart Stores, Inc.	1,000	74,490

		326,112

Food Products - 0.68%
Archer-Daniels-Midland Co.#	1,000	33,910
General Mills, Inc.	1,400	67,942
Mead Johnson Nutrition Co.#	1,016	80,498

		182,350

Health Care Equipment & Supplies - 1.10%
Abbott Laboratories	1,300	45,344
Baxter International, Inc.#	1,300	90,051
Becton Dickinson & Co.	220	21,742
C.R. Bard, Inc.	500	54,340
Stryker Corp.	1,260	81,497

		292,974

Health Care Providers & Services - 0.90%
Express Scripts Holding Co.*#	1,634	100,801
Laboratory Corp. of America Holdings*	300	30,030
Quest Diagnostics, Inc.	400	24,252
UnitedHealth Group, Inc.#	1,300	85,124

		240,207

Hotels, Restaurants & Leisure - 0.77%
McDonald’s Corp.	900	89,100
Yum! Brands, Inc.#	1,700	117,878

		206,978

Household Durables - 0.75%
PulteGroup, Inc.*#	10,600	201,082

Household Products - 1.32%
Colgate-Palmolive Co.#	3,000	171,870
Kimberly-Clark Corp.#	1,000	97,140
Procter & Gamble Co. (The)#	1,100	84,689

		353,699

Independent Power Producers & Energy Traders - 0.12%
AES Corp.	2,600	31,174

Industry Company	Shares	Value

Industrial Conglomerates - 0.94%
3M Co.	500	$54,675
Danaher Corp.	500	31,650
General Electric Co.	7,100	164,649

		250,974

Insurance - 2.10%
Aflac, Inc.	300	17,436
Aon PLC#	1,700	109,395
Chubb Corp. (The)	1,100	93,115
Progressive Corp. (The)	820	20,844
Travelers Cos., Inc. (The)#	4,000	319,680

		560,470

Internet & Catalog Retail - 0.52%
Amazon.com, Inc.*#	500	138,845

Internet Software & Services - 1.37%
eBay, Inc.*	1,300	67,236
Google, Inc., Class A*	200	176,074
Rackspace Hosting, Inc.*#	3,200	121,248

		364,558

IT Services - 1.92%
International Business Machines Corp.	1,200	229,332
Teradata Corp.*#	400	20,092
Visa, Inc., Class A#	1,300	237,575
Western Union Co. (The)	1,500	25,665

		512,664

Leisure Equipment & Products - 0.25%
Hasbro, Inc.#+	1,500	67,245

Life Sciences Tools & Services - 0.22%
Thermo Fisher Scientific, Inc.	700	59,241

Machinery - 0.82%
Deere & Co.	2,700	219,375

Media - 1.62%
Comcast Corp., Class A	2,250	94,230
News Corp., Class A	2,400	78,240
Omnicom Group, Inc.#	1,000	62,870
Time Warner, Inc.#	1,333	77,074
Walt Disney Co. (The)#	1,900	119,985

		432,399

Multiline Retail - 1.02%
Big Lots, Inc.*#	1,400	44,142
Kohl’s Corp.#	4,500	227,295

		271,437

www.bridgeway.com	84

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Multi-Utilities - 0.84%
Dominion Resources, Inc.	1,920	$109,094
Sempra Energy#	1,400	114,464

		223,558

Oil, Gas & Consumable Fuels - 4.46%
Anadarko Petroleum Corp.#	1,000	85,930
Apache Corp.	500	41,915
Chesapeake Energy Corp.	500	10,190
Chevron Corp.	2,078	245,911
ConocoPhillips	1,187	71,813
Exxon Mobil Corp.#	4,000	361,400
Marathon Petroleum Corp.#	2,300	163,438
Occidental Petroleum Corp.#	1,200	107,076
Phillips 66#	593	34,934
Valero Energy Corp.#	2,000	69,540

		1,192,147

Paper & Forest Products - 0.25%
International Paper Co.#	1,500	66,465

Pharmaceuticals - 2.35%
AbbVie, Inc.	1,300	53,742
Allergan, Inc.#	1,200	101,088
Bristol-Myers Squibb Co.#	3,079	137,601
Johnson & Johnson	1,200	103,032
Merck & Co., Inc.#	1,600	74,320
Pfizer, Inc.	5,600	156,856

		626,639

Real Estate Investment Trusts (REITs) - 0.98%
American Tower Corp.#	1,700	124,389
Public Storage	900	137,997

		262,386

Road & Rail - 1.29%
Norfolk Southern Corp.#	2,600	188,890
Union Pacific Corp.#	1,000	154,280

		343,170

Semiconductors & Semiconductor Equipment - 0.95%
Broadcom Corp., Class A#	1,400	47,264
Cirrus Logic, Inc.*#	7,000	121,520
Intel Corp.	1,200	29,064
Texas Instruments, Inc.#	1,570	54,746

		252,594

Software - 1.49%
Citrix Systems, Inc.*	1,400	84,462
Intuit, Inc.	500	30,515
Microsoft Corp.#	5,200	179,556

Industry Company	Shares	Value

Software (continued)
Oracle Corp.	3,360	$103,219

		397,752

Specialty Retail - 4.03%
AutoZone, Inc.*#	900	381,321
CST Brands, Inc.*	220	6,778
Gap, Inc. (The)#	11,700	488,241
Staples, Inc.	1,250	19,825
Urban Outfitters, Inc.*#	4,500	180,990

		1,077,155

Textiles, Apparel & Luxury Goods - 0.24%
NIKE, Inc., Class B	1,000	63,680

Trading Companies & Distributors - 0.47%
W.W. Grainger, Inc.	500	126,090

Wireless Telecommunication Services - 0.35%
Crown Castle International Corp.*#	1,300	94,107

TOTAL COMMON STOCKS - 54.45%		14,539,762

(Cost $9,882,902)

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 41.25%
U.S. Treasury Bills - 39.32%
07/18/2013	0.055	%(a)	$3,000,000	2,999,922
08/01/2013	0.050	%(a)	1,500,000	1,499,936
08/29/2013	0.046	%(a)	3,000,000	2,999,889
09/26/2013	0.060	%(a)	3,000,000	2,999,745

				10,499,492

U.S. Treasury Notes - 1.93%
11/15/2013	4.250%		200,000	203,070
03/15/2014	1.250%		100,000	100,773
02/15/2015	4.000%		200,000	211,985

				515,828

TOTAL U.S. GOVERNMENT OBLIGATIONS - 41.25%				11,015,320

(Cost $10,998,957)

85	Annual Report | June 30, 2013

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

	Rate^	Shares	Value
MONEY MARKET FUND - 5.74%
BlackRock FedFund	0.01%	1,531,422	$1,531,422

TOTAL MONEY MARKET FUND – 5.74%			1,531,422

(Cost $ 1,531,422)

TOTAL INVESTMENTS - 101.44%			$27,086,504
(Cost $ 22,413,281)
Liabilities in Excess of Other Assets - (1.44%)			(383,276)

NET ASSETS - 100.00%			$26,703,228

*     Non-income producing security.

#    Security subject to call or put option written by the Fund.

^    Rate disclosed as of June 30, 2013.

+   This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $43,069 at June 30, 2013.

(a)  Rate represents the effective yield at purchase.

ADR - American Depositary Receipt

PLC - Public Limited Company

See Notes to Financial Statements.

www.bridgeway.com	86

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2013

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (0.84%)
Allergan, Inc.
Expiring July, 2013 at $110.00	4	$(20)
Amazon.com, Inc.
Expiring August, 2013 at $285.00	2	(2,050)
American Express Co.
Expiring July, 2013 at $60.00	5	(7,500)
American Tower Corp.
Expiring July, 2013 at $80.00	2	(60)
Anadarko Petroleum Corp.
Expiring August, 2013 at $85.00	4	(1,880)
Aon PLC
Expiring July, 2013 at $62.50	5	(1,065)
Archer-Daniels-Midland Co.
Expiring September, 2013 at $35.00	5	(530)
AT&T, Inc.
Expiring September, 2013 at $35.00	70	(8,540)
AutoZone, Inc.
Expiring September, 2013 at $430.00	3	(4,350)
Bank of America Corp.
Expiring August, 2013 at $14.00	15	(240)
Baxter International, Inc.
Expiring August, 2013 at $75.00	5	(165)
Big Lots, Inc.
Expiring July, 2013 at $35.00	10	(80)
Biogen Idec, Inc.
Expiring July, 2013 at $200.00	4	(6,960)
Bristol-Myers Squibb Co.
Expiring September, 2013 at $47.00	10	(970)
Broadcom Corp., Class A
Expiring August, 2013 at $38.00	5	(75)
Capital One Financial Corp.
Expiring September, 2013 at $62.50	5	(1,550)
Charles Schwab Corp. (The)
Expiring September, 2013 at $21.00	10	(1,250)
Cirrus Logic, Inc.
Expiring September, 2013 at $18.00	70	(10,850)
Cisco Systems, Inc.
Expiring August, 2013 at $24.00	25	(2,625)
Coca-Cola Co. (The)
Expiring August, 2013 at $41.00	10	(690)
Colgate-Palmolive Co.
Expiring August, 2013 at $60.00	8	(2,216)
Crown Castle International Corp.
Expiring July, 2013 at $75.00	4	(296)

Company	Number of Contracts	Value

Express Scripts Holding Co.
Expiring August, 2013 at $62.50	5	$(1,005)
Exxon Mobil Corp.
Expiring July, 2013 at $90.00	10	(1,330)
Gap, Inc. (The)
Expiring September, 2013 at $41.00	10	(2,630)
Expiring September, 2013 at $42.00	80	(17,360)

		(19,990)
Goldman Sachs Group, Inc. (The)
Expiring July, 2013 at $140.00	17	(21,250)
Hasbro, Inc.
Expiring July, 2013 at $45.00	6	(570)
International Paper Co.
Expiring July, 2013 at $43.00	5	(985)
Expiring July, 2013 at $45.00	5	(385)

		(1,370)
JPMorgan Chase & Co.
Expiring August, 2013 at $52.50	12	(2,040)
Kimberly-Clark Corp.
Expiring July, 2013 at $95.00	3	(930)
Kohl’s Corp.
Expiring July, 2013 at $48.00	45	(13,410)
Kroger Co. (The)
Expiring July, 2013 at $31.00	4	(1,480)
Mead Johnson Nutrition Co.
Expiring August, 2013 at $85.00	4	(480)
Merck & Co., Inc.
Expiring October, 2013 at $49.00	5	(445)
Microsoft Corp.
Expiring July, 2013 at $33.00	15	(2,820)
Norfolk Southern Corp.
Expiring August, 2013 at $72.50	26	(6,630)
Northrop Grumman Corp.
Expiring August, 2013 at $77.50	35	(21,700)
Occidental Petroleum Corp.
Expiring August, 2013 at $92.50	4	(824)
Omnicom Group, Inc.
Expiring October, 2013 at $65.00	3	(660)
Procter & Gamble Co. (The)
Expiring July, 2013 at $77.50	4	(400)
PulteGroup, Inc.
Expiring July, 2013 at $18.00	66	(8,184)
Expiring July, 2013 at $20.00	40	(1,440)

		(9,624)
Rackspace Hosting, Inc.
Expiring September, 2013 at $37.50	32	(11,968)

87	Annual Report | June 30, 2013

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2013

Company	Number of Contracts	Value
Call Options Written (continued)
Safeway, Inc.
Expiring September, 2013 at $23.00	61	$(11,895)
SanDisk Corp.
Expiring July, 2013 at $52.50	3	(2,685)
Sempra Energy
Expiring July, 2013 at $80.00	4	(980)
State Street Corp.
Expiring August, 2013 at $65.00	5	(1,400)
Teradata Corp.
Expiring July, 2013 at $60.00	4	(28)
Texas Instruments, Inc.
Expiring July, 2013 at $34.00	5	(665)
Time Warner, Inc.
Expiring July, 2013 at $57.50	4	(520)
Travelers Cos., Inc. (The)
Expiring July, 2013 at $85.00	10	(50)
U.S. Bancorp
Expiring September, 2013 at $36.00	6	(762)
Union Pacific Corp.
Expiring August, 2013 at $155.00	4	(1,980)
UnitedHealth Group, Inc.
Expiring September, 2013 at $65.00	4	(1,280)
Urban Outfitters, Inc.
Expiring September, 2013 at $39.00	45	(14,400)
Valero Energy Corp.
Expiring September, 2013 at $35.00	20	(4,280)
Verizon Communications, Inc.
Expiring September, 2013 at $52.50	5	(375)
Visa, Inc., Class A
Expiring September, 2013 at $185.00	4	(2,860)
Walt Disney Co. (The)
Expiring July, 2013 at $60.00	5	(1,850)
Wells Fargo & Co.
Expiring July, 2013 at $38.00	10	(3,500)
Yum! Brands, Inc.
Expiring July, 2013 at $70.00	5	(740)

TOTAL CALL OPTIONS WRITTEN – (0.84%)		(223,138)

(Premiums received $(185,759))

PUT OPTIONS WRITTEN - (0.91%)

Apple, Inc.
Expiring July, 2013 at $440.00	5	(20,605)

Company	Number of Contracts	Value

Expiring August, 2013 at $400.00	2	$(4,110)

		(24,715)
AT&T, Inc.
Expiring July, 2013 at $38.00	30	(8,550)
Cabot Oil & Gas Corp.
Expiring July, 2013 at $60.00	10	(150)
Expiring July, 2013 at $65.00	40	(2,400)

		(2,550)
CF Industries Holdings, Inc.
Expiring August, 2013 at $180.00	14	(17,500)
Citigroup, Inc.
Expiring August, 2013 at $47.00	50	(7,350)
Coach, Inc.
Expiring August, 2013 at $57.50	30	(8,550)
Delphi Automotive PLC
Expiring August, 2013 at $50.00	50	(9,500)
Delta Air Lines, Inc.
Expiring September, 2013 at $18.00	140	(17,780)
Entergy Corp.
Expiring September, 2013 at $67.50	10	(1,700)
Exxon Mobil Corp.
Expiring July, 2013 at $87.50	30	(1,590)
Flowserve Corp.
Expiring July, 2013 at $50.00	45	(1,125)
Genworth Financial, Inc., Class A
Expiring September, 2013 at $11.00	150	(10,800)
Goldman Sachs Group, Inc. (The)
Expiring July, 2013 at $150.00	8	(2,760)
Expiring October, 2013 at $150.00	8	(6,720)

		(9,480)
H&R Block, Inc.
Expiring July, 2013 at $27.00	45	(1,890)
Expiring July, 2013 at $28.00	45	(4,140)

		(6,030)
JPMorgan Chase & Co.
Expiring August, 2013 at $50.00	20	(1,580)
Kohl’s Corp.
Expiring July, 2013 at $48.00	11	(385)
L-3 Communications Holdings
Expiring July, 2013 at $80.00	33	(825)
Marathon Petroleum Corp.
Expiring July, 2013 at $77.50	15	(10,350)

www.bridgeway.com	88

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2013

Company	Number of Contracts	Value
Put Options Written (continued)
Expiring July, 2013 at $85.00	15	$(21,105)

		(31,455)
Norfolk Southern Corp.
Expiring September, 2013 at $77.50	10	(6,700)
PartnerRe Ltd.
Expiring August, 2013 at $90.00	30	(6,600)
Phillips 66
Expiring August, 2013 at $60.00	45	(15,300)
Sony Corp. - Sponsored ADR
Expiring October, 2013 at $20.00	120	(18,600)
St. Jude Medical, Inc.
Expiring July, 2013 at $40.00	50	(1,000)
Expiring July, 2013 at $45.00	15	(1,275)

		(2,275)
Tenet Healthcare Corp.
Expiring August, 2013 at $45.00	60	(12,300)
Time Warner, Inc.
Expiring July, 2013 at $57.50	45	(3,780)
Whirlpool Corp.
Expiring September, 2013 at $110.00	16	(9,360)
Expiring September, 2013 at $120.00	7	(8,078)

		(17,438)

TOTAL PUT OPTIONS WRITTEN – (0.91%)		(244,458)

(Premiums received $(282,902))

TOTAL OPTIONS WRITTEN – (1.75%)		$(467,596)

(Premiums received $(468,661))

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):
	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,539,762	$—	$—	$14,539,762
U.S. Government Obligations	—	11,015,320	—	11,015,320
Money Market Fund	—	1,531,422	—	1,531,422

TOTAL	$14,539,762	$12,546,742	$—	$27,086,504

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(467,596)	$—	$—	$(467,596)

TOTAL	$(467,596)	$—	$—	$(467,596)

See Notes to Financial Statements.

89	Annual Report | June 30, 2013

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgewayomni.com	90

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Investments at value	$220,315,058	$130,483,656	$342,656,287	$4,448,789
Receivables:
Portfolio securities sold	3,472,702	2,298,376	2,955,371	-
Fund shares sold	8,860	613	267,679	-
Dividends and interest	162,609	143,551	266,447	3,994
Receivable from investment adviser	-	-	-	9,877
Deposits with brokers	-	-	-	-
Prepaid expenses	38,382	18,418	50,410	9,785
Total assets	223,997,611	132,944,614	346,196,194	4,472,445
LIABILITIES
Payables:
Portfolio securities purchased	2,283,343	737,340	3,640,947	-
Fund shares redeemed	88,513	-	607,362	-
Due to custodian	-	-	-	9,940
Loan payable	87,000	-	-	-
Accrued Liabilities:
Investment adviser fees	85,021	97,161	146,240	-
Administration fees	5,320	3,116	7,994	105
Directors’ fees	352	184	497	5
Other	111,257	42,314	146,217	25,605
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	2,660,806	880,115	4,549,257	35,655
NET ASSETS	$221,336,805	$132,064,499	$341,646,937	$4,436,790
NET ASSETS REPRESENT
Paid-in capital	$366,201,514	$88,046,856	$213,554,999	$3,877,111
Undistributed net investment income	1,735,685	1,768,186	70,374	130
Accumulated net realized gain (loss) on investments	(176,649,400)	7,008,262	28,629,443	344,752
Net unrealized appreciation on investments	30,049,006	35,241,195	99,392,121	214,797
NET ASSETS	$221,336,805	$132,064,499	$341,646,937	$4,436,790
Shares of common stock outstanding of $.001 par value*	5,122,524	3,354,888	22,131,852	363,985
Net asset value, offering price and redemption price per share	$43.21	$39.36	$15.44(a)	$12.19(a)
Total investments at cost	$190,266,052	$95,242,461	$243,264,166	$4,233,992
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

91	Annual Report | June 30, 2013

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$30,395,936	$79,584,092	$48,043,816	$462,446,972	$27,086,504

549,311	407,581	-	18,857,895	6,339
3,551	3,302	250	372,603	85,031
5,933	45,186	29,350	518,932	20,945
-	-	-	50,442	-
-	-	-	-	88
7,753	14,004	9,982	71,148	12,304
30,962,484	80,054,165	48,083,398	482,317,992	27,211,211

304,791	721,434	-	11,423,056	-
9,180	367	60,880	189,557	1,514
-	-	-	-	-
-	-	-	7,455,000	-

10,347	34,276	17,845	-	2,437
723	1,886	1,161	11,261	642
50	124	78	505	40
32,552	48,108	36,868	92,328	35,754
-	-	-	-	223,138
-	-	-	-	244,458
357,643	806,195	116,832	19,171,707	507,983
$30,604,841	$79,247,970	$47,966,566	$463,146,285	$26,703,228

$49,604,871	$108,856,115	$66,933,051	$392,821,473	$27,349,502
134,918	350,726	89,178	4,104,472	90,420
(25,343,940)	(45,870,276)	(30,056,885)	(50,543,807)	(5,410,982)
6,208,992	15,911,405	11,001,222	116,764,147	4,674,288
$30,604,841	$79,247,970	$47,966,566	$463,146,285	$26,703,228
2,025,573	4,125,096	2,964,263	48,296,440	2,094,472
$15.11	$19.21	$16.18	$9.59	$12.75
$24,186,944	$63,672,687	$37,042,594	$345,682,825	$22,413,281
$-	$-	$-	$-	$185,759
$-	$-	$-	$-	$282,902

www.bridgeway.com	92

STATEMENTS OF OPERATIONS

Year Ended June 30, 2013

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$5,181,090	$1,728,936	$5,343,254	$46,671
Less: foreign taxes withheld	(25,434)	(2,595)	-	-
Interest	-	-	-	-
Securities lending	68,321	1,078,205	1,542,307	4,247
Total Investment Income	5,223,977	2,804,546	6,885,561	50,918
EXPENSES
Investment advisory fees - Base fees	1,928,341	1,009,374	1,514,500	15,656
Investment advisory fees - Performance adjustment	(1,048,500)	-	-	-
Administration fees	75,577	39,326	106,678	974
Accounting fees	73,956	66,576	109,708	57,990
Transfer agent fees	210,437	55,435	139,650	31,908
Audit fees	31,124	20,477	40,373	9,307
Legal fees	31,659	15,667	42,268	341
Custody fees	6,558	14,113	29,215	12,527
Blue sky fees	20,513	11,959	27,534	19,850
Directors’ and officers’ fees	31,127	15,897	42,933	393
Shareholder servicing fees	129,672	22,033	227,258	1,254
Reports to shareholders	44,564	7,634	42,673	2,798
Miscellaneous expenses	58,773	28,790	82,300	1,199
Total Expenses	1,593,801	1,307,281	2,405,090	154,197
Less investment advisory fees waived	-	-	(133,255)	(15,656)
Less expense reimbursed by investment adviser	-	-	-	(112,837)
Net Expenses	1,593,801	1,307,281	2,271,835	25,704
NET INVESTMENT INCOME	3,630,176	1,497,265	4,613,726	25,214
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	33,748,375	13,860,738	55,254,010	486,519
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	296,957	228,581	(61,457)	-
Net Realized Gain	34,045,332	14,089,319	55,192,553	486,519
Change in Unrealized Appreciation (Depreciation) on:
Investments	21,290,661	25,117,050	20,295,754	57,748
Written options	-	-	-	-
Swaps	-	-	(11,563)	-
Net Change in Unrealized Appreciation (Depreciation)	21,290,661	25,117,050	20,284,191	57,748
Net Realized and Unrealized Gain on Investments	55,335,993	39,206,369	75,476,744	544,267
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,966,169	$40,703,634	$80,090,470	$569,481

See Notes to Financial Statements.

93	Annual Report | June 30, 2013

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$ 358,150	$1,921,974	$911,940	$7,828,232	$284,239
-	-	(1,026)	-	-
-	-	-	-	35,375
106,113	60,475	5,975	-	845
464,263	1,982,449	916,889	7,828,232	320,459

181,169	454,624	236,152	249,915	146,770
(32,176)	(65,699)	(37,978)	-	-
10,696	26,743	16,690	107,666	8,615
48,612	56,236	51,476	84,152	54,322
51,943	67,336	54,076	49,543	39,713
12,128	16,830	13,893	41,225	16,480
4,282	10,564	6,822	40,536	6,354
2,642	4,235	2,554	5,433	6,730
20,152	22,034	20,685	37,660	22,677
4,308	10,738	6,774	44,416	3,455
20,637	48,404	31,352	82,503	14,035
7,237	15,382	9,578	21,159	3,698
9,329	20,360	13,664	80,449	6,914
340,959	687,787	425,738	844,657	329,763
(57,020)	-	(28,916)	(249,915)	(99,738)
-	-	-	(126,066)	-
283,939	687,787	396,822	468,676	230,025
180,324	1,294,662	520,067	7,359,556	90,434

4,126,625	9,893,839	3,437,733	9,150,508	1,025,512
-	-	-	-	452,418
-	-	-	-	(772,434)
10,320	195,693	29,840	-	-
4,136,945	10,089,532	3,467,573	9,150,508	705,496

3,409,886	9,569,259	5,851,464	39,947,827	1,063,474
-	-	-	-	(151,131)
-	(33,837)	(17,951)	-	-
3,409,886	9,535,422	5,833,513	39,947,827	912,343
7,546,831	19,624,954	9,301,086	49,098,335	1,617,839
$7,727,155	$20,919,616	$9,821,153	$56,457,891	$1,708,273

www.bridgeway.com	94

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,
	2013	2012	2013	2012
OPERATIONS
Net investment income	$ 3,630,176	$ 1,789,938	$ 1,497,265	$ 397,016
Net realized gain (loss) on investments	34,045,332	(792,928)	14,089,319	(76,958)
Net change in unrealized appreciation (depreciation) on investments	21,290,661	(2,850,409)	25,117,050	(3,883,528)
Net increase (decrease) in net assets resulting from operations	58,966,169	(1,853,399)	40,703,634	(3,563,470)
DISTRIBUTIONS:
From net investment income	(2,292,186)	(3,284,990)	(62,868)	(1,269,925)
From net realized gains	-	-	-	-
Net decrease in net assets from distributions	(2,292,186)	(3,284,990)	(62,868)	(1,269,925)
SHARE TRANSACTIONS:
Proceeds from sale of shares	6,787,030	3,496,461	2,581,100	1,268,349
Proceeds from conversion of shares*	-	118,655,804	-	18,444,305
Reinvestment of distributions	2,181,600	3,097,726	59,092	1,200,763
Cost of shares redeemed	(50,315,693)	(20,858,925)	(13,326,070)	(8,403,947)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(41,347,063)	104,391,066	(10,685,878)	12,509,470
Net increase (decrease) in net assets	15,326,920	99,252,677	29,954,888	7,676,075
NET ASSETS:
Beginning of year	206,009,885	106,757,208	102,109,611	94,433,536
End of year**	$221,336,805	$206,009,885	$132,064,499	$102,109,611
SHARES ISSUED & REDEEMED
Issued	174,498	106,700	78,300	47,559
Share conversions	-	3,846,030	-	734,641
Distributions reinvested	59,607	99,645	1,946	49,214
Redeemed	(1,330,685)	(628,812)	(428,719)	(312,634)
Net increase (decrease)	(1,096,580)	3,423,563	(348,473)	518,780
Outstanding at beginning of year	6,219,104	2,795,541	3,703,361	3,184,581
Outstanding at end of year	5,122,524	6,219,104	3,354,888	3,703,361
** Including undistributed net investment income of:	$ 1,735,685	$ 155,065	$ 1,768,186	$ 70,401

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

95	Annual Report | June 30, 2013

Ultra-Small Company Market		Small-Cap Momentum

Year Ended June 30,		Year Ended June 30,
2013	2012	2013	2012

$ 4,613,726	$2,745,731	$25,214	$9,979
55,192,553	33,820,067	486,519	78,352
20,284,191	(38,783,336)	57,748	(135,060)

80,090,470	(2,217,538)	569,481	(46,729)

(7,601,549)	(3,451,142)	(35,238)	(1,843)
(48,273,139)	(13,433,187)	(217,605)	(287,704)

(55,874,688)	(16,884,329)	(252,843)	(289,547)

48,231,443	33,789,669	3,155,868	358,332
-	-	-	-
49,916,712	15,234,587	252,588	289,325
(83,188,211)	(121,461,084)	(1,358,548)	(1,245,596)
39,173	87,977	50	2,022

14,999,117	(72,348,851)	2,049,958	(595,917)

39,214,899	(91,450,718)	2,366,596	(932,193)

302,432,038	393,882,756	2,070,194	3,002,387

$341,646,937	$302,432,038	$4,436,790	$2,070,194

3,379,810	2,508,563	275,593	32,696
-	-	-	-
3,990,145	1,217,793	23,965	28,505
(5,852,736)	(8,780,831)	(119,578)	(112,849)

1,517,219	(5,054,475)	179,980	(51,648)
20,614,633	25,669,108	184,005	235,653

22,131,852	20,614,633	363,985	184,005

$ 70,374	$2,339,297	$130	$10,077

www.bridgeway.com	96

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value

	Year Ended June 30,		Year Ended June 30,
	2013	2012	2013	2012
OPERATIONS
Net investment income (loss)	$ 180,324	$ (49,714)	$ 1,294,662	$ 827,026
Net realized gain on investments	4,136,945	3,903,999	10,089,532	9,541,977
Net change in unrealized appreciation (depreciation) on investments	3,409,886	(7,041,109)	9,535,422	(12,240,156)
Net increase (decrease) in net assets resulting from operations	7,727,155	(3,186,824)	20,919,616	(1,871,153)
DISTRIBUTIONS:
From net investment income	-	(3,204)	(1,722,036)	(989,896)
Net decrease in net assets from distributions	-	(3,204)	(1,722,036)	(989,896)
SHARE TRANSACTIONS:
Proceeds from sale of shares	1,187,084	1,921,059	21,865,548	5,706,702
Reinvestment of distributions	-	3,057	1,624,584	932,539
Cost of shares redeemed	(10,087,659)	(13,672,329)	(31,049,588)	(29,882,098)
Net increase (decrease) in net assets resulting from share transactions	(8,900,575)	(11,748,213)	(7,559,456)	(23,242,857)
Net increase (decrease) in net assets	(1,173,420)	(14,938,241)	11,638,124	(26,103,906)
NET ASSETS:
Beginning of year	31,778,261	46,716,502	67,609,846	93,713,752
End of year*	$ 30,604,841	$ 31,778,261	$ 79,247,970	$ 67,609,846
SHARES ISSUED & REDEEMED
Issued	86,543	167,955	1,304,196	411,311
Distributions reinvested	-	289	100,781	71,404
Redeemed	(793,794)	(1,198,273)	(1,840,442)	(2,121,083)
Net increase (decrease)	(707,251)	(1,030,029)	(435,465)	(1,638,368)
Outstanding at beginning of year	2,732,824	3,762,853	4,560,561	6,198,929
Outstanding at end of year	2,025,573	2,732,824	4,125,096	4,560,561
* Including undistributed (distributions in excess of) net investment income of:	$ 134,918	$ (55,726)	$ 350,726	$ 597,918

See Notes to Financial Statements.

97	Annual Report | June 30, 2013

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility

Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2013	2012	2013	2012	2013	2012

$ 520,067	$ 364,465	$ 7,359,556	$ 7,242,042	$ 90,434	$ 99,886
3,467,573	4,576,504	9,150,508	12,676,449	705,496	947,143
5,833,513	(5,366,090)	39,947,827	11,937,364	912,343	(258,665)

9,821,153	(425,121)	56,457,891	31,855,855	1,708,273	788,364

(610,529)	(342,838)	(6,835,197)	(7,110,502)	(99,887)	(151,314)

(61.0,529)	(342,838)	(6,835,197)	(7,110,502)	(99,887)	(151,314)

1,201,169	2,710,341	240,050,743	115,003,984	10,018,161	4,643,420
577,615	323,763	6,403,524	6,478,915	93,246	147,905
(11,466,357)	(12,300,164)	(97,091,282)	(213,632,698)	(8,721,810)	(10,969,395)

(9,687,573)	(9,266,060)	149,362,985	(92,149,799)	1,389,597	(6,178,070)

(476,949)	(10,034,019)	198,985,679	(67,404,446)	2,997,983	(5,541,020)

48,443,515	58,477,534	264,160,606	331,565,052	23,705,245	29,246,265

$ 47,966,566	$ 48,443,515	$463,146,285	$ 264,160,606	$26,703,228	$ 23,705,245

82,722	211,030	26,105,773	15,067,275	809,859	408,226
41,258	27,230	765,972	902,356	7,600	13,229
(794,886)	(972,552)	(10,931,914)	(27,262,476)	(708,751)	(960,731)

(670,906)	(734,292)	15,939,831	(11,292,845)	108,708	(539,276)
3,635,169	4,369,461	32,356,609	43,649,454	1,985,764	2,525,040

2,964,263	3,635,169	48,296,440	32,356,609	2,094,472	1,985,764

$ 89,178	$ 149,800	$ 4,104,472	$ 3,580,113	$ 90,420	$ 99,873

www.bridgeway.com	98

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Year Ended June 30, 2013	$33.13	$0.65	$ 9.84	$ 10.49
Year Ended June 30, 2012	38.19	0.62	(4.37)	(3.75)
Year Ended June 30, 2011	27.67	0.51	10.72	11.23
Year Ended June 30, 2010	25.93	0.58	1.40	1.98
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)

ULTRA-SMALL COMPANY

Year Ended June 30, 2013	27.57	0.43	11.38	11.81
Year Ended June 30, 2012	29.65	0.13	(1.79)	(1.66)
Year Ended June 30, 2011	22.94	0.07	6.83	6.90
Year Ended June 30, 2010	19.76	0.19	3.22	3.41
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)

ULTRA-SMALL COMPANY MARKET

Year Ended June 30, 2013	14.67	0.22	3.49	3.71
Year Ended June 30, 2012	15.34	0.12	(0.09)	0.03
Year Ended June 30, 2011	11.72	0.12	3.65	3.77
Year Ended June 30, 2010	10.50	0.14	1.25	1.39
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)

SMALL-CAP MOMENTUM

Year Ended June 30, 2013	11.25	0.10	2.20	2.30
Year Ended June 30, 2012	12.74	0.04	(0.35)	(0.31)
Year Ended June 30, 2011	9.33	0.09	3.40	3.49
Period Ended June 30, 2010(f)	10.00	-(e)	(0.67)	(0.67)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	For the years ended June 30, 2009, June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013, the expense ratio was significantly lower than past years, due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Amount represents less than $0.005.
(f)	Commenced operations on May 28, 2010.

See Notes to Financial Statements.

99	Annual Report | June 30, 2013

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income (Loss) After Waivers and Reimbursement(b)	Portfolio Turnover Rate

$ -	$(0.41)	$(0.41)	$ -	$43.21	31.92%		$221,337	0.74%(c)	0.74%	1.69%	149%
-	(1.31)	(1.31)	-	33.13	(9.57%)		206,010	(0.04%)(c)	(0.04%)	1.86%	125%
-	(0.71)	(0.71)	-	38.19	40.81%		106,757	(0.41%)(c)	(0.41%)	1.49%	107%
-	(0.24)	(0.24)	-	27.67	7.56%		93,008	(0.51%)(c)	(0.51%)	1.94%	118%
(0.33)	-	(0.33)	-	25.93	(51.31%)		115,835	0.34%(c)	0.34%	0.97%	134%

-	(0.02)	(0.02)	-	39.36	42.85%		132,064	1.17%	1.17%	1.33%	89%
-	(0.42)	(0.42)	-	27.57	(5.41%)		102,110	1.22%	1.22%	0.49%	93%
-	(0.19)	(0.19)	-	29.65	30.12%		94,434	1.18%	1.18%	0.27%	110%
-	(0.23)	(0.23)	-	22.94	17.26%		81,582	1.17%	1.17%	0.83%	133%
-	(0.03)	(0.03)	-	19.76	(19.48%)		73,708	1.16%	1.16%	1.23%	90%

(2.54)	(0.40)	(2.94)	-(e)	15.44	29.95	%(d)	341,647	0.79%	0.75%	1.52%	41%
(0.56)	(0.14)	(0.70)	-(e)	14.67	1.05	%(d)	302,432	0.83%	0.75%	0.86%	31%
-	(0.15)	(0.15)	-(e)	15.34	32.22	%(d)	393,883	0.79%	0.75%	0.82%	42%
-	(0.17)	(0.17)	-(e)	11.72	13.30	%(d)	343,668	0.77%	0.75%	1.18%	48%
(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47	%)(d)	342,923	0.79%	0.75%	1.27%	42%

(1.17)	(0.19)	(1.36)	-(e)	12.19	22.31	%(d)	4,437	5.42%	0.90%	0.89%	264%
(1.18)	(0.01)	(1.19)	0.01	11.25	(1.40	%)(d)	2,070	5.73%	0.90%	0.38%	230%
-	(0.08)	(0.08)	-(e)	12.74	37.49	%(d)	3,002	5.43%	0.90%	0.79%	272%
-	-	-	-	9.33	(6.70	%)(d)	1,888	11.24%	0.90%	0.50%	3%

www.bridgeway.com	100

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

SMALL-CAP GROWTH

Year Ended June 30, 2013	$11.63	$ 0.08	$ 3.40	$ 3.48
Year Ended June 30, 2012	12.42	(0.02)	(0.77)	(0.79)
Year Ended June 30, 2011	9.14	(0.01)	3.31	3.30
Year Ended June 30, 2010	8.46	0.02	0.70	0.72
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)

SMALL-CAP VALUE

Year Ended June 30, 2013	14.82	0.29	4.46	4.75
Year Ended June 30, 2012	15.12	0.15	(0.26)	(0.11)
Year Ended June 30, 2011	11.45	0.14	3.60	3.74
Year Ended June 30, 2010	9.73	0.07	1.72	1.79
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)

LARGE-CAP GROWTH

Year Ended June 30, 2013	13.33	0.16	2.88	3.04
Year Ended June 30, 2012	13.38	0.09	(0.05)	0.04
Year Ended June 30, 2011	10.17	0.06	3.22	3.28
Year Ended June 30, 2010	9.06	0.06	1.11	1.17
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)

BLUE CHIP 35 INDEX

Year Ended June 30, 2013	8.16	0.21	1.46	1.67
Year Ended June 30, 2012	7.60	0.17	0.55	0.72
Year Ended June 30, 2011	6.18	0.15	1.39	1.54
Year Ended June 30, 2010	5.66	0.13	0.52	0.65
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Amount represents less than $0.005.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

101	Annual Report | June 30, 2013

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$ -	$ -	$15.11	29.92	%(b)	$30,605	1.13%	0.94%	0.60%	78%
-	-(c)	-(c)	11.63	(6.35	%)(b)	31,778	1.08%	0.94%	(0.14%)	63%
-	(0.02)	(0.02)	12.42	36.17	%(b)	46,717	0.98%	0.94%	(0.12%)	87%
-	(0.04)	(0.04)	9.14	8.44%		57,011	0.93%	0.93%	0.21%	87%
-	-	-	8.46	(39.35%)		71,697	0.94%	0.94%	0.29%	75%

-	(0.36)	(0.36)	19.21	32.49%		79,248	0.91%	0.91%	1.71%	64%
-	(0.19)	(0.19)	14.82	(0.59	%)(b)	67,610	0.99%	0.94%	1.10%	49%
-	(0.07)	(0.07)	15.12	32.73%		93,714	0.87%	0.87%	1.03%	84%
-	(0.07)	(0.07)	11.45	18.35%		108,701	0.91%	0.91%	0.64%	81%
-	(0.07)	(0.07)	9.73	(38.15%)		132,229	0.92%	0.92%	0.75%	83%

-	(0.19)	(0.19)	16.18	23.06	%(b)	47,967	0.90%	0.84%	1.10%	49%
-	(0.09)	(0.09)	13.33	0.37	%(b)	48,444	0.92%	0.84%	0.74%	55%
-	(0.07)	(0.07)	13.38	32.31	%(b)	58,478	0.86%	0.84%	0.47%	65%
-	(0.06)	(0.06)	10.17	12.89	%(b)	58,409	0.86%	0.84%	0.55%	40%
-	(0.07)	(0.07)	9.06	(33.43%)		70,534	0.82%	0.82%	0.63%	49%

-	(0.24)	(0.24)	9.59	20.89	%(b)	463,146	0.27%	0.15%	2.36%	28%
-	(0.16)	(0.16)	8.16	9.72	%(b)	264,161	0.29%	0.15%	2.28%	33%
-	(0.12)	(0.12)	7.60	25.10	%(b)	331,565	0.27%	0.15%	2.09%	19%
-	(0.13)	(0.13)	6.18	11.25	%(b)(d)	222,586	0.27%	0.15%	1.99%	28%
-	(0.19)	(0.19)	5.66	(18.77	%)(b)	188,012	0.25%	0.15%	2.58%	86%

www.bridgeway.com	102

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding through out the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MANAGED VOLATILITY

Year Ended June 30, 2013	$11.94	$0.05	$ 0.81	$ 0.86
Year Ended June 30, 2012	11.58	0.04	0.39	0.43
Year Ended June 30, 2011	10.23	0.07	1.37	1.44
Year Ended June 30, 2010	10.19	0.10	0.08	0.18
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

103	Annual Report | June 30, 2013

Less Distributions to Shareholders from						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$(0.05)	$(0.05)	$12.75	7.23	%(b)	$26,703	1.35%	0.94%	0.37%	45%
-	(0.07)	(0.07)	11.94	3.74	%(b)	23,705	1.43%	0.94%	0.39%	41%
-	(0.09)	(0.09)	11.58	14.15	%(b)	29,246	1.22%	0.94%	0.63%	34%
-	(0.14)	(0.14)	10.23	1.67	%(b)	33,684	1.05%	0.94%	0.91%	33%
(0.52)	(0.36)	(0.88)	10.19	(11.66	%)(b)	47,299	1.01%	0.94%	1.72%	51%

www.bridgeway.com	104

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2013 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2013, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

On May 30, 2012, the shareholders of the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund (the “Merged Funds”) approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all of the assets of the Merged Funds, listed in the table below, for shares of the respective acquiring funds, listed in the table below, and assumption of the liabilities of the Merged Funds. The acquisition was accomplished by a tax-free exchange of shares on June 4, 2012. For financial reporting purposes, assets received and shares issued by the Aggressive Investors 1 Fund and the Ultra-Small Company Fund were recorded at fair value; however, the cost basis of the investments received from the Aggressive Investors 2 Fund and the Micro-Cap Limited Fund was carried forward to align ongoing reporting of the Aggressive Investors 1 Fund’s and the Ultra-Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merged Fund	Shares	Acquiring Fund	Shares	Value
Aggressive Investors 2	9,545,121	Aggressive Investors 1	3,846,030	$118,655,804
Micro-Cap Limited	3,111,172	Ultra-Small Company	734,641	18,444,305

105	Annual Report | June 30, 2013

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Aggressive Investors 2	$118,655,804	$(5,321,648)	Aggressive Investors 1	$75,836,524
Micro-Cap Limited	18,444,305	(815,401)	Ultra-Small Company	74,783,377

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last trading price for the security on the exchange on which the security last traded. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost. Therefore, the money market funds are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2013 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU 2013-01, which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

As of June 30, 2013, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Aggressive Investors 1	$ 8,951,730	$ 9,324,590
Ultra-Small Company	15,662,926	16,225,437
Ultra-Small Company Market	44,929,204	46,826,272
Small-Cap Momentum	290,853	301,109
Small-Cap Growth	4,625,756	4,715,246

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Bridgeway Fund	Securities on Loan Value	Value of Collateral
Small-Cap Value	$6,499,741	$6,692,189
Large-Cap Growth	243,756	252,167
Managed Volatility	43,069	43,858

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. Small-Cap Growth and Managed Volatility Funds obtained additional collateral on the following business day after the period end to ensure the securities on loan were adequately collateralized. As of June 30, 2013 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2013 was limited to futures contracts, total return swaps and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Managed Volatility
Equity Contracts	Written
	Option		$-	Call Options Written at value Put Options Written at value	$223,138 244,458

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Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Aggressive Investors 1
Other	Swap	Realized Gain (Loss) on Swaps	$ 296,957

Ultra-Small Company
Other	Swap	Realized Gain (Loss) on Swaps	228,581
Ultra-Small Company Market
Other	Swap	Realized Gain (Loss) on Swaps	(61,457)
		Change in Unrealized Appreciation (Depreciation) on Swaps		$(11,563)
Small-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	10,320

Small-Cap Value
Other	Swap	Realized Gain (Loss) on Swaps	195,693
		Change in Unrealized Appreciation (Depreciation) on Swaps		(33,837)

Large-Cap Growth
Other	Swap	Realized Gain (Loss) on Swaps	29,840
		Change in Unrealized Appreciation (Depreciation) on Swaps		(17,951)

Managed Volatility
Equity Contracts	Written
	Option	Realized Gain (Loss) on Written Options	452,418
		Change in Unrealized Appreciation (Depreciation) on Written Options		(151,131)
	Futures Contract	Realized Gain (Loss) on Futures Contracts	(772,434)

The derivative instruments outstanding as of June 30, 2013, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2013, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to

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reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the year ended June 30, 2013 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2012	1,541	$ 322,393	1,020	$ 190,504
Positions Opened	4,419	828,869	4,491	959,089
Exercised	(2,093)	(389,532)	(1,249)	(234,243)
Splits	4	-	30
Expired	(1,401)	(302,330)	(2,250)	(474,274)
Closed	(1,549)	(273,641)	(838)	(158,174)
Outstanding, June 30, 2013	921	$ 185,759	1,204	$ 282,902
Value, June 30, 2013		$ 223,138		$ 244,458

The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2013.

Swaps. Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. As of June 30, 2013, the Funds had no open total return swaps.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

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3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2013. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 6/30/13

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	133,255
Small-Cap Momentum*	0.90%	128,493
Small-Cap Growth	0.94%	57,020
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	28,916
Blue Chip 35 Index	0.15%	375,981
Managed Volatility	0.94%	99,738

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $101,196, $127,045 and $128,493, which expire June 30, 2014, June 30, 2015 and June 30, 2016, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2013 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$2,425,803	$ 1,068,938
Ultra-Small Company	65,288	6,436,000
Ultra-Small Company Market	6,044,452	15,471,463
Small-Cap Momentum	21,142	100,436
Small-Cap Growth	734,439	211,138
Small-Cap Value	903,661	2,994,800

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

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Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2013 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$317,256,172	$ -	$356,560,097
Ultra-Small Company	-	99,602,518	-	105,675,895
Ultra-Small Company Market	-	125,098,480	-	162,261,424
Small-Cap Momentum	-	9,440,669	-	7,593,537
Small-Cap Growth	-	23,451,632	-	32,220,165
Small-Cap Value	-	47,848,708	-	54,376,823
Large-Cap Growth	-	23,192,902	-	32,271,329
Blue Chip 35 Index	-	235,050,018	-	86,091,556
Managed Volatility	-	6,555,521	1,100,000	8,187,161

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2013, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 33,272,984	$38,549,761	$111,408,697
Gross depreciation (excess of tax cost over value)	(3,223,977)	(3,301,873)	(12,072,204)
Net unrealized appreciation (depreciation)	$ 30,049,007	$35,247,888	$ 99,336,493
Cost of investments for income tax purposes	$190,266,051	$95,235,768	$243,319,794

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	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 329,586	$ 7,294,685	$17,536,359
Gross depreciation (excess of tax cost over value)	(115,521)	(1,085,693)	(1,615,223)
Net unrealized appreciation (depreciation)	$ 214,065	$ 6,208,992	$15,921,136
Cost of investments for income tax purposes	$4,234,724	$24,186,944	$63,662,956

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$11,749,446	$116,764,147	$ 5,253,428
Gross depreciation (excess of tax cost over value)	(748,224)	(5,593,300)	(589,628)
Net unrealized appreciation (depreciation)	$11,001,222	$111,170,847	$ 4,663,800
Cost of investments for income tax purposes	$37,042,594	$351,276,125	$21,955,108

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals and basis adjustments on investments in real estate investment trusts, business development companies, and grantor trusts.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2013 and June 30, 2012, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$2,292,186	$3,284,990	$62,868	$1,269,925
Total	$2,292,186	$3,284,990	$62,868	$1,269,925

	Ultra-Small Company Market		Small-Cap Momentum
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$ 6,696,197	$ 3,451,142	$141,707	$280,424
Long-Term Capital Gain	49,178,491	13,433,187	111,136	9,123
Total	$55,874,688	$16,884,329	$252,843	$289,547

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$ -	$ 3,204	$1,722,036	$989,896
Total	$ -	$ 3,204	$1,722,036	$989,896

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	Large-Cap Growth		Blue Chip 35 Index
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$610,529	$342,838	$6,835,197	$7,110,502
Total	$610,529	$342,838	$6,835,197	$7,110,502

	Managed Volatility
	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$ 99,887	$151,314
Total	$ 99,887	$151,314

At June 30, 2013, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investor 1	Ultra-Small Company
Expiring	6/30/2016	$ -	$ 744,768
	6/30/2017	160,555,083	1,662,540
	6/30/2018	16,094,317	-

		Small-Cap Growth	Small-Cap Value
Expiring	6/30/2017	$ 2,550,821	$ -
	6/30/2018	22,793,119	45,870,276

		Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Expiring	6/30/2017	$ -	$ 7,842,978	$ -
	6/30/2018	30,056,885	34,451,339	5,400,494
	6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As a result of the mergers described in Note 1, pre-merger capital loss carryovers are subject to limitations under Internal Revenue Code Sections 381-384. As of the date of the merger the Aggressive Investors 1 Fund had accumulated capital losses of $62,647,229 which are subject to limitation, and the Micro-Cap Limited Fund had accumulated losses of $8,287,942 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2013.

Capital loss carryovers utilized during the period June 30, 2013 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$26,131,655
Ultra-Small Company	601,827
Small-Cap Growth	3,860,085
Small-Cap Value	8,720,515
Large-Cap Growth	3,119,601
Blue Chip 35 Index	10,004,211
Managed Volatility	689,665

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

Components of Accumulated Earnings (Deficit) As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income (Loss)	$ 1,735,684	$ 1,761,492	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(176,649,400)	7,008,263	28,755,445
Net Unrealized Appreciation/Depreciation of Investments	30,049,007	35,247,888	99,336,493
Total	$(144,864,709)	$44,017,643	$128,091,938

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)	$250,516	$ 134,918	$ 340,995
Accumulated Net Realized Gain (Loss) on Investments*	95,098	(25,343,940)	(45,870,276)
Net Unrealized Appreciation/Depreciation of Investments	214,065	6,208,992	15,921,136
Total	$559,679	$(19,000,030)	$(29,608,145)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$ 89,178	$ 4,104,472	$ 90,420
Accumulated Net Realized Gain (Loss) on Investments*	(30,056,885)	(44,950,507)	(5,400,494)
Net Unrealized Appreciation/Depreciation of Investments	11,001,222	111,170,847	4,663,800
Total	$(18,966,485)	$ 70,324,812	$ (646,274)

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2014. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds have no deferred qualified late-year losses.

For the fiscal year June 30, 2013, the Funds recorded the following reclassifications to the accounts listed below:

		Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-in-Capital	$(6,098)	$(7,695)	$4,224,233
Undistributed Net Investment Income	242,630	263,388	718,900
Accumulated Net Realized (Gain) Loss	(236,532)	(255,693)	(4,943,133)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Paid-in-Capital	$-	$-	$-
Undistributed Net Investment Income	77	10,320	180,182
Accumulated Net Realized Loss	(77)	(10,320)	(180,182)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Paid-in-Capital	$-	$-	$-
Undistributed Net Investment Income	29,840	-	-
Accumulated Net Realized Loss	(29,840)	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in swaps, partnerships, real estate investment trusts, business development companies, grantor trusts, passive foreign investment companies (PFICs) and adjustments resulting from fund mergers.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 19, 2013. Advances under the Facility are limited to $10,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2013, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.46%	$ 928,541	85	$3,152	$2,394,000
Ultra-Small Company	1.46%	742,442	43	1,273	2,647,000
Ultra-Small Company Market	1.46%	1,579,682	66	4,167	8,719,000
Small-Cap Growth	1.46%	270,189	53	574	821,000
Small-Cap Value	1.46%	591,298	57	1,346	3,825,000
Large-Cap Growth	1.47%	355,100	30	428	2,599,000
Blue Chip 35 Index	1.46%	1,330,736	125	6,661	9,826,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At June 30, 2013, Aggressive Investors 1 and Blue Chip 35 Index Funds had loans outstanding in the amounts of $87,000 and $7,455,000, respectively.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

117	Annual Report | June 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund, each a series of Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 20, 2013

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OTHER INFORMATION

June 30, 2013 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2013. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Aggressive Investor 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	92.42%	99.98%	96.85%
Qualified Dividend Income	98.88%	99.98%	96.79%
Qualified Interest Related Dividends	0.00%	0.01%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	12.29%	0.00%	93.06%
Qualified Dividend Income	12.24%	0.00%	93.79%
Qualified Interest Related Dividends	0.01%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Corporate Dividends Received Deduction	100.00%	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	19.21%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	19.15%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2013, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Ordinary Income Distributions	$2,292,186	$62,868	$6,696,197	$141,707
Equalization Debits Included in Ordinary Income Distributions	-	-	-	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	4,224,233	-
Long-Term Capital Gain Distributions	-	-	49,178,491	111,136

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Ordinary Income Distributions	$-	$1,722,036	$610,529	$6,835,197	$99,887

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OTHER INFORMATION (continued)

June 30, 2013 (Unaudited)

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2013 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds (each a “Fund” and collectively, the “Funds”) must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each Fund’s Management Agreement, including the services and support provided to each Fund and its shareholders.

On May 10, 2013, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following Funds: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund. In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

—	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

—	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

—	actual management fees paid by each Fund to the Adviser;

—	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

—	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

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OTHER INFORMATION (continued)

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—	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

—	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser and, as a result of the telephonic meeting, requested certain additional information from the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

—

 the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions, and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

—	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds;

—	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

—	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

—	the Adviser’s risk assessment and risk management capabilities;

—	the fact that the Adviser continues to use no soft dollars; and

—	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations and noted that recent staffing changes would have no significant impact on the services provided to the Funds.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2012 for each Fund and considered the following:

—

With regard to the Aggressive Investors 1 Fund, the Independent Directors noted that: (i) the Fund has outperformed its benchmark index since inception by a significant margin; and (ii) the Fund’s performance for the past three and five year periods has lagged both peer funds and its benchmark index primarily due to underperformance during the macro-driven markets in 2008, 2009 and August 2011. The Independent Directors also considered that the Adviser made some refinements to its investment models during the prior year and that performance since the refinements has improved significantly.

—

With regard to the Ultra-Small Company Fund, the Independent Directors noted that: (i) the Fund has significantly outperformed its benchmark index since inception and outperformed its peer funds for the past three year period; and (ii) the Fund’s performance has lagged both peer funds and its benchmark index for the past five year period and lagged its benchmark for the past three year period. The Independent Directors also considered that the Fund’s

121	Annual Report | June 30, 2013

OTHER INFORMATION (continued)

June 30, 2013 (Unaudited)

performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment models during the prior year and that the Adviser believes these refinements are having a positive impact on the Fund.

—

With regard to the Ultra-Small Company Market Fund, the Independent Directors noted that: (i) the Fund has lagged its peer funds and benchmark index for the past five year period and lagged its benchmark index since inception; and (ii) the Fund has outperformed its peers and benchmark index for the past three year period. However, the Independent Directors considered that the Ultra-Small Company Market Fund is a passively managed fund whose peer funds have a significantly higher average market capitalization and that this difference in average capitalization was the primary reason for the difference in performance compared to peer funds. The Independent Directors also considered that the underperformance of the Ultra-Small Company Market Fund against the benchmark was driven primarily by calendar year 2009, and that the effect of certain factors that have typically helped the Fund to outperform previously resulted in significant underperformance.

—

With regard to the Small-Cap Growth Fund, the Independent Directors noted that the Fund has lagged its peer funds and benchmark index for the past three and five year periods and lagged its benchmark since inception. However, the Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment models during the prior year and that the Adviser believes these refinements are having a positive impact on the Fund.

—

With regard to the Small-Cap Value Fund, the Independent Directors noted that the Fund has outperformed its benchmark and peer funds for the three year period but lagged its peer funds and benchmark index for the five year period and lagged its benchmark index since inception. However, the Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment models during the prior year and that the Adviser believes these refinements are having a positive impact on the Fund.

—

With regard to the Large-Cap Growth Fund, the Independent Directors noted that the Fund has lagged its peer funds and benchmark index for the past three and five year periods and lagged its benchmark since inception. However, the Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment models during the prior year and that the Adviser believes these refinements are having a positive impact on the Fund.

—

With regard to the Blue Chip 35 Index Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past five year period, lagged its peer funds and benchmark index for the past three year period and outperformed its benchmark index since inception.

—

With regard to the Managed Volatility Fund, the Independent Directors noted that the Fund has outperformed its peer funds but lagged its benchmark index for the past three and five year periods and outperformed its benchmark index since inception.

—

With regard to the Small-Cap Momentum Fund, the Independent Directors noted that, during this Fund’s short operating history, it has lagged its peer funds and benchmark index for the past one year period and outperformed its benchmark index since inception.

In examining fees and expenses, the Independent Directors considered the following:

—

With respect to the Aggressive Investors 1 Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. As a result of the performance fee and recent underperformance, the Aggressive Investors 1 Fund’s management fee and total expenses are significantly lower than peer funds, although the base management fee is higher than peer funds.

—	With respect to the Ultra-Small Company Fund, the management fee and total expenses are lower than peer funds.

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—	With respect to the Ultra-Small Company Market Fund, the management fee and total expenses are significantly lower than peer funds.

—

With respect individually to the Small-Cap Growth Fund, Small-Cap Value Fund and Large-Cap Growth Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. Each such Fund’s management fee and overall expenses were significantly lower than its respective peer funds.

—

With respect individually to the Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund, the management fee and total expenses are significantly lower than their respective peer funds.

In examining profitability, the Independent Directors considered that the Adviser was operating each Fund except the Ultra-Small Company Fund and Ultra-Small Company Market Fund at a loss, which negatively impacted the Adviser’s overall financial results. However, the Independent Directors also considered management’s representations that the Adviser has the financial resources to support ongoing operations and future growth despite currently operating most of the Funds at a loss.

With regard to economies of scale, the Independent Directors noted that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules, although neither Fund is at a size currently to benefit from any such breakpoints. The Independent Directors noted that although the Aggressive Investors 1 Fund and Ultra-Small Company Fund are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedules, the fee schedules are structured so that when the assets of the Funds increase, economies of scale may be shared for the benefit of shareholders. Although the Ultra-Small Company Market Fund does not have fee breakpoints in its management fee schedule, the Independent Directors considered the Adviser’s representations that it believes that the Fund does not exhibit significant economies of scale due to intensive and time-consuming portfolio and trading management, because trades are small and oftentimes less liquid and thus may take longer to execute. As a result, the Adviser indicated that an increase in assets of the Ultra-Small Company Market Fund does not necessarily lead to economies of scale. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund do not have fee breakpoints in their management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and that its administrative services to the Funds are structured to approximate an at-cost relationship.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

—	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

—	the investment performance of each Fund was either acceptable or better or subject to reasonable steps by the Adviser to monitor or address underperformance;

—	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were reasonable;

—	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

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OTHER INFORMATION (continued)

June 30, 2013 (Unaudited)

—

 the shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers and/or breakpoints, or were not missing the opportunity to benefit from economies of scale in view of asset sizes and fee structures.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

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DISCLOSURE OF FUND EXPENSES

June 30, 2013 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2013 and held until June 30, 2013.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/13	Ending Account Value at 6/30/13	Expense Ratio	Expenses Paid During Period* 1/1/13 - 6/30/13

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,178.68	0.72%	$3.89
Hypothetical Fund Return	$1,000.00	$1,021.22	0.72%	$3.61

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,297.31	1.12%	$6.38
Hypothetical Fund Return	$1,000.00	$1,019.24	1.12%	$5.61

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,235.20	0.75%	$4.16
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,150.00	0.90%	$4.80
Hypothetical Fund Return	$1,000.00	$1,020.33	0.90%	$4.51

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,242.60	0.94%	$5.23
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,192.42	0.89%	$4.84
Hypothetical Fund Return	$1,000.00	$1,020.38	0.89%	$4.46

125	Annual Report | June 30, 2013

DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2013 (Unaudited)

	Beginning Account Value at 1/1/13	Ending Account Value at 6/30/13	Expense Ratio	Expenses Paid During Period* 1/1/13 - 6/30/13

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,153.25	0.84%	$4.48
Hypothetical Fund Return	$1,000.00	$1,020.63	0.84%	$4.21

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,154.03	0.15%	$0.80
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,049.39	0.94%	$4.78
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

www.bridgeway.com	126

DIRECTORS & OFFICERS

June 30, 2013

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 60	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 58	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 50	Director	Term: 1 Year Length: 1994 to Present.	Partner, Gainer Donnelly, LLP, since 1998.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 52	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since June 2012; Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

127	Annual Report | June 30, 2013

DIRECTORS & OFFICERS (continued)

June 30, 2013

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 49	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 57	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present, President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

www.bridgeway.com	128

DIRECTORS & OFFICERS (continued)

June 30, 2013

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 55	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 51	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 12/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 48	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 58	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

129	Annual Report | June 30, 2013

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Annual Report

June 30, 2013

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgewayomni.com

Bridgeway Funds Standardized Returns as of June 30, 2013 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Omni Small-Cap Value	5.77%	18.47%	30.08%	NA	NA	22.44%	8/31/2011	0.84%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	5.28%	17.62%	28.43%	NA	NA	11.00%	12/31/2010	0.90%[1]	0.60%[1]

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2013.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgewayomni.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2013

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. The construction of our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds is based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

Market Review

The domestic equity markets rose in the second quarter of 2013. The positive market momentum that began in November of 2012 continued through April and May. In June, however, we experienced a high correlation spike, coupled with increased volatility, thus ending the quarter on a sour note. Broad market returns for the quarter were up 2.69% as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2013, broad market stocks were up 21.46% as represented by the Russell 3000 Index. Returns among value stocks generally outperformed growth stocks across the market cap spectrum. Mid-cap value stocks, as represented by the Russell Mid-Cap Value Index, led the way, up 27.65%, followed closely by large-cap value stocks, up 25.32%, as represented by the Russell 1000 Value Index.

The table on the next page presents returns for broad market, small-cap, mid-cap, and large-cap stocks as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

www.bridgewayomni.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2013*

	Quarter	Fiscal Year
Best	Russell 2000 Growth Index	Russell Mid-Cap Value Index
Performing	+3.74%	+27.65%
	Russell 1000 Value Index	Russell 1000 Value Index
	+3.20%	+25.32%
	Russell 3000 Value Index	Russell 3000 Value Index
	+3.14%	+25.28%
	Russell Mid-Cap Growth Index	Russell 2000 Value Index
	+2.87%	+24.76%
	Russell 2000 Value Index	Russell 2000 Growth Index
	+2.47%	+23.67%
	Russell 3000 Growth Index	Russell Mid-Cap Growth Index
	+2.19%	+22.88%
	Russell 1000 Growth Index	Russell 3000 Growth Index
	+2.06%	+17.56%
Worst	Russell Mid-Cap Value Index	Russell 1000 Growth Index
Performing	+1.65%	+17.07%

*	It is not possible to invest directly in an index.

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure. These Funds were designed to capture the size and style benefits within a specific asset class.

2	Annual Report | June 30, 2013

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 5.77%, outperforming our primary market benchmark, the Russell 2000 Value Index (+2.47%).

For the fiscal year ending June 30, 2013, our Fund appreciated 30.08%, outperforming our primary market benchmark, the Russell 2000 Value Index (+24.76%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
			Since Inception
	Quarter	1 Year	(8/31/11)

Omni Small-Cap Value Fund	5.77%	30.08%	22.44%
Russell 2000 Value Index	2.47%	24.76%	19.91%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Omni Small-Cap Value Fund ranked 51st of 306 small-cap value funds for the twelve-month period ended June 30, 2013 and 55th of 281 such funds since inception in August, 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgewayomni.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 6/30/13

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2013, we held 556 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to performance. The Consumer Discretionary and Financial sectors were the Fund’s strongest performing sectors, contributing 3.0% and 2.0% respectively to the Fund’s quarterly total return.

Detailed Explanation of Fiscal Year Performance

Our smaller cap and deeper value exposures helped the performance for the fiscal year. Relative to our primary market benchmark, the design led us to be significantly overweighted in the Consumer Discretionary sector, a strong performing sector; this helped the Fund’s absolute and relative returns. The design led us to be significantly underweighted in the Financial sector, which did not perform well for the year, helping the Fund’s absolute and relative returns.

Top Ten Holdings as of June 30, 2013

Rank	Description	Industry	% of Net Assets
1	KapStone Paper & Packaging Corp.	Paper & Forest Products	1.1%
2	Worthington Industries, Inc.	Metals & Mining	0.9%
3	Exterran Holdings, Inc.	Energy Equipment & Services	0.9%
4	First BanCorp. (Puerto Rico)	Commercial Banks	0.8%
5	First Interstate Bancsystem, Inc.	Commercial Banks	0.7%
6	Maiden Holdings, Ltd.	Insurance	0.7%
7	First Midwest Bancorp, Inc.	Commercial Banks	0.7%
8	Avis Budget Group, Inc.	Road & Rail	0.6%
9	OM Group, Inc.	Chemicals	0.6%
10	Chemical Financial Corp.	Commercial Banks	0.6%
	Total		7.6%

4	Annual Report | June 30, 2013

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2013

		% of Russell 2000
	% of Portfolio	Value Index	Difference
Consumer Discretionary	18.0%	13.1%	4.9%
Consumer Staples	3.3%	2.8%	0.5%
Energy	7.9%	6.1%	1.8%
Financials	34.9%	37.6%	-2.7%
Health Care	5.2%	4.5%	0.7%
Industrials	13.3%	12.3%	1.0%
Information Technology	8.1%	12.1%	-4.0%
Materials	7.8%	5.1%	2.7%
Telecommunication Services	1.4%	0.5%	0.9%
Utilities	0.0%	5.9%	-5.9%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	5

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 100.15%
Aerospace & Defense - 0.47%
AAR Corp.	32,000	$703,360
Astrotech Corp.*	30,000	21,006
Ducommun, Inc.*	23,800	505,988

		1,230,354

Air Freight & Logistics - 0.43%
Air Transport Services Group, Inc.*	64,600	427,006
Atlas Air Worldwide Holdings, Inc.*	5,300	231,928
Pacer International, Inc.*	28,400	179,204
Park-Ohio Holdings Corp.*	8,700	286,926

		1,125,064

Airlines - 1.21%
Hawaiian Holdings, Inc.*+	96,234	587,990
JetBlue Airways Corp.*+	184,950	1,165,185
Republic Airways Holdings, Inc.*	84,000	951,720
SkyWest, Inc.	33,800	457,652

		3,162,547

Auto Components - 1.32%
China XD Plastics Co., Ltd.*	50,900	209,199
Federal-Mogul Corp.*	54,000	551,340
Modine Manufacturing Co.*	10,000	108,800
SORL Auto Parts, Inc.*	29,900	77,740
Spartan Motors, Inc.	14,950	91,494
Standard Motor Products, Inc.	38,000	1,304,920
Stoneridge, Inc.*	55,900	650,676
Strattec Security Corp.	1,300	48,568
Superior Industries International, Inc.	12,200	209,962
Tower International, Inc.*	9,500	188,005

		3,440,704

Beverages - 0.10%
Coca-Cola Bottling Co. Consolidated	4,100	250,715

Biotechnology - 0.17%
Emergent Biosolutions, Inc.*	30,000	432,600

Building Products - 0.90%
Gibraltar Industries, Inc.*	25,550	372,008
Griffon Corp.	108,900	1,225,125
Nortek, Inc.*	4,800	309,264
Patrick Industries, Inc.*	10,300	214,137
Universal Forest Products, Inc.	5,800	231,536

		2,352,070

Industry Company	Shares	Value

Capital Markets - 2.22%
Calamos Asset Management, Inc., Class A	43,500	$456,750
Capital Southwest Corp.	5,600	771,848
CIFC Corp.*	35,400	267,270
Cowen Group, Inc., Class A*	105,900	307,110
FBR & Co.*	21,600	545,616
GFI Group, Inc.	75,000	293,250
INTL. FCStone, Inc.*	12,500	218,125
Investment Technology Group, Inc.*	57,050	797,559
Manning & Napier, Inc.	17,000	301,920
MVC Capital, Inc.	30,000	377,700
NGP Capital Resources Co.	100	613
Oppenheimer Holdings, Inc., Class A	15,300	291,312
Piper Jaffray Cos.*	11,400	360,354
SWS Group, Inc.*	41,200	224,540
Walter Investment Management Corp.*	17,200	581,532

		5,795,499

Chemicals - 2.83%
Axiall Corp.	31,950	1,360,431
China Green Agriculture, Inc.*+	36,800	103,776
Gulf Resources, Inc.*+	42,400	49,184
Kraton Performance Polymers, Inc.*	48,350	1,025,020
Material Sciences Corp.*+	5,200	52,312
OM Group, Inc.*	52,800	1,632,576
OMNOVA Solutions, Inc.*	45,650	365,656
Penford Corp.*	18,400	246,376
Schulman (A.), Inc.	30,900	828,738
Stepan Co.	6,000	333,660
Tredegar Corp.	28,800	740,160
Yongye International, Inc.*+	62,400	333,840
Zep, Inc.	19,400	307,102

		7,378,831

Commercial Banks - 19.98%
1st Source Corp.	53,952	1,281,900
Access National Corp.	2,700	35,046
American National Bankshares, Inc.	21,800	506,632
Ameris Bancorp*	41,900	706,015
BancorpSouth, Inc.+	64,850	1,147,845
Bank of Commerce Holdings	32,300	162,792
Banner Corp.	11,450	386,896
Bar Harbor Bankshares	7,500	274,125

6	Annual Report | June 30, 2013

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
BCB Bancorp, Inc.	10,400	$110,760
BNC Bancorp+	61,844	706,258
BSB Bancorp, Inc.*+	21,000	276,150
C&F Financial Corp.+	1,200	66,876
Camden National Corp.	9,500	336,965
Capital City Bank Group, Inc.*+	28,150	324,569
Carolina Bank Holdings, Inc.*	11,500	140,760
Central Valley Community Bancorp+	20,000	196,000
Century Bancorp, Inc., Class A	15,200	532,000
Chemical Financial Corp.	61,500	1,598,385
Chemung Financial Corp.+	13,500	452,115
CoBiz Financial, Inc.	16,600	137,780
Columbia Banking System, Inc.	44,518	1,059,974
Enterprise Financial Services Corp.	44,500	710,220
Farmers Capital Bank Corp.*	18,400	399,096
Fidelity Southern Corp.*	17,566	217,291
Financial Institutions, Inc.	30,500	561,505
First Bancorp	36,371	512,831
First Bancorp, Inc.	1,295	22,637
First BanCorp. (Puerto Rico)*+	288,800	2,044,704
First Busey Corp.	55,710	250,695
First Business Financial Services, Inc.	9,400	281,718
First Commonwealth Financial Corp.	158,300	1,166,671
First Community Bancshares, Inc.	35,000	548,800
First Connecticut Bancorp, Inc.	16,100	224,112
First Financial Bancorp	66,600	992,340
First Financial Corp.	24,000	743,760
First Interstate Bancsystem, Inc.	95,200	1,973,496
First M&F Corp.	2,700	42,687
First Merchants Corp.	79,311	1,360,184
First Midwest Bancorp, Inc.	129,000	1,769,880
First of Long Island Corp. (The)	8,000	265,520
Firstbank Corp.	14,800	198,468
German American Bancorp, Inc.	13,000	292,760
Glacier Bancorp, Inc.	55,200	1,224,888
Great Southern Bancorp, Inc.	21,000	566,160
Hanmi Financial Corp.*	50,050	884,383

Industry Company	Shares	Value

Commercial Banks (continued)
Heartland Financial USA, Inc.	9,200	$252,908
Heritage Commerce Corp.*	18,000	126,000
Heritage Financial Corp.	30,000	439,500
Horizon Bancorp	3,150	64,292
Hudson Valley Holding Corp.	25,200	427,896
Independent Bank Corp.*	3,800	23,902
International Bancshares Corp.	65,687	1,483,212
Intervest Bancshares Corp., Class A*+	59,100	394,788
Lakeland Bancorp, Inc.	69,000	719,670
LNB Bancorp, Inc.	16,672	143,212
Macatawa Bank Corp.*	13,200	66,528
MainSource Financial Group, Inc.	41,750	560,702
MB Financial, Inc.	17,400	466,320
MBT Financial Corp.*	24,300	89,424
Mercantile Bank Corp.	16,800	301,896
Metro Bancorp, Inc.*	27,300	546,819
Middleburg Financial Corp.	5,000	95,500
MidWestOne Financial Group, Inc.	15,000	360,900
NewBridge Bancorp*	96,700	579,233
Old National Bancorp	20,000	276,600
Orrstown Financial Services, Inc.*	16,800	213,024
Pacific Continental Corp.	22,000	259,600
Peapack Gladstone Financial Corp.	5,420	94,850
Peoples Bancorp, Inc.	29,200	615,536
Pinnacle Financial Partners, Inc.*	18,700	480,777
Preferred Bank*	35,700	588,336
Premier Financial Bancorp, Inc.	4,200	50,568
PrivateBancorp, Inc.	74,750	1,585,448
Renasant Corp.	46,212	1,124,800
Republic Bancorp, Inc., Class A	21,550	472,376
S&T Bancorp, Inc.	49,300	966,280
Sandy Spring Bancorp, Inc.	24,000	518,880
SCBT Financial Corp.+	14,506	730,957
Sierra Bancorp	20,000	296,000
Southside Bancshares, Inc.+	13,335	318,440
Southwest Bancorp, Inc.*	32,900	434,280
State Bank Financial Corp.	57,384	862,482
StellarOne Corp.	62,600	1,230,090
Suffolk Bancorp*	27,996	457,455
Summit State Bank	6,000	55,680
Sun Bancorp, Inc.*	123,400	418,326
Trico Bancshares	21,600	460,728

www.bridgewayomni.com	7

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Umpqua Holdings Corp.	7,200	$108,072
Union First Market Bankshares Corp.	11,700	240,903
United Community Banks, Inc.*	35,650	442,773
Univest Corp. of Pennsylvania	27,300	520,611
Washington Banking Co.	34,000	482,800
WesBanco, Inc.	51,900	1,371,717
Wilshire Bancorp, Inc.	57,300	379,326
Wintrust Financial Corp.	18,000	689,040
Yadkin Financial Corp.*+	38,452	539,866

		52,123,972

Commercial Services & Supplies - 4.32%
ABM Industries, Inc.	38,700	948,537
ARC Document Solutions, Inc.*	125,850	503,400
Brink’s Co. (The)	49,150	1,253,816
Casella Waste Systems, Inc., Class A*	20,650	89,002
Consolidated Graphics, Inc.*	9,100	427,791
Courier Corp.	31,200	445,536
Deluxe Corp.	40,600	1,406,790
Ennis, Inc.	34,900	603,421
HNI Corp.	31,500	1,136,205
Intersections, Inc.	31,300	274,501
Kimball International, Inc., Class B	67,200	652,512
Metalico, Inc.*	63,000	75,600
Multi-Color Corp.	22,400	679,616
Quad/Graphics, Inc.+	20,625	497,062
Schawk, Inc.	1,966	25,814
TMS International Corp., Class A	42,100	624,343
United Stationers, Inc.	32,600	1,093,730
Versar, Inc.*	24,800	112,592
Viad Corp.	17,400	426,648

		11,276,916

Communications Equipment - 0.83%
Aviat Networks, Inc.*	156,800	410,816
Bel Fuse, Inc., Class B	13,500	181,575
Black Box Corp.	18,250	462,090
Communications Systems, Inc.	1,000	9,620
Globecomm Systems, Inc.*	31,200	394,368
Harmonic, Inc.*	28,700	182,245
Symmetricom, Inc.*	95,000	426,550
Tessco Technologies, Inc.	3,450	91,080

Industry Company	Shares	Value

Communications Equipment (continued)
Zoom Technologies, Inc.*	43,200	$17,280
		2,175,624

Computers & Peripherals - 0.22%
Hutchinson Technology, Inc.*	62,900	297,517
Xyratex, Ltd.+	28,045	282,133

		579,650

Construction & Engineering - 0.66%
Aegion Corp.*	11,000	247,610
Ameresco, Inc., Class A*	27,000	243,270
Argan, Inc.	18,600	290,160
Michael Baker Corp.	3,400	92,174
Northwest Pipe Co.*	13,400	373,860
Orion Marine Group, Inc.*	10,800	130,572
Pike Electric Corp.	13,773	169,408
Sterling Construction Co., Inc.*	18,250	165,345

		1,712,399

Construction Materials - 0.29%
Headwaters, Inc.*	84,800	749,632

Consumer Finance - 0.91%
Asta Funding, Inc.	29,100	251,715
Atlanticus Holdings Corp.*+	3,737	13,378
Cash America International, Inc.+	10,200	463,692
DFC Global Corp.*	34,600	477,826
Encore Capital Group, Inc.*+	1,179	39,037
First Marblehead Corp. (The)*	159,100	187,738
Nelnet, Inc., Class A	25,800	931,122

		2,364,508

Containers & Packaging - 0.57%
AEP Industries, Inc.*	5,550	412,864
Boise, Inc.	127,050	1,085,007

		1,497,871

Distributors - 0.14%
Core-Mark Holding Co., Inc.	5,600	355,600

Diversified Consumer Services - 0.65%
Carriage Services, Inc.	13,950	236,452
Corinthian Colleges, Inc.*	2,750	6,160
Lincoln Educational Services Corp.	20,525	108,167
Mac-Gray Corp.	11,100	157,620
Regis Corp.	60,450	992,589

8	Annual Report | June 30, 2013

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
Universal Technical Institute, Inc.	18,500	$191,105

		1,692,093

Diversified Financial Services - 1.07%
Gain Capital Holdings, Inc.	47,599	300,350
Interactive Brokers Group, Inc., Class A	51,150	816,865
MicroFinancial, Inc.	32,846	257,841
PHH Corp.*	69,550	1,417,429

		2,792,485

Diversified Telecommunication Services - 1.10%
Atlantic Tele-Network, Inc.	14,200	705,172
Cbeyond, Inc.*	26,550	208,152
Consolidated Communications Holdings, Inc.+	22,300	388,243
General Communication, Inc., Class A*	59,550	466,276
Hawaiian Telcom Holdco, Inc.*	10,200	256,632
HickoryTech Corp.	6,000	63,780
IDT Corp., Class B	25,275	472,390
Primus Telecommunications Group, Inc.	13,700	163,578
Vonage Holdings Corp.*	53,700	151,971

		2,876,194

Electrical Equipment - 0.31%
China BAK Battery, Inc.*	360	403
Coleman Cable, Inc.	18,400	332,304
Lihua International, Inc.*+	6,700	32,227
LSI Industries, Inc.	36,100	292,049
Orion Energy Systems, Inc.*	35,000	86,800
SL Industries, Inc.	1,650	41,382
Ultralife Corp.*	7,350	26,166

		811,331

Electronic Equipment, Instruments & Components - 2.29%
Benchmark Electronics, Inc.*	40,000	804,000
CTS Corp.	25,000	341,000
IEC Electronics Corp.*	800	2,808
Insight Enterprises, Inc.*	29,800	528,652
Key Tronic Corp.*	10,000	103,500
Multi-Fineline Electronix, Inc.*	7,600	112,556
Newport Corp.*	26,000	362,180
PAR Technology Corp.*	29,000	116,870
PC Connection, Inc.	12,000	185,400
PCM, Inc.*	5,600	53,760

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.*	102,150	$1,465,852
SYNNEX Corp.*	35,900	1,517,852
Vishay Precision Group, Inc.*	25,448	385,283

		5,979,713

Energy Equipment & Services - 3.22%
Basic Energy Services, Inc.*+	16,300	197,067
C&J Energy Services, Inc.*	19,000	368,030
Cal Dive International, Inc.*	176,850	332,478
Dawson Geophysical Co.*	26,000	958,360
Exterran Holdings, Inc.*	79,800	2,243,976
Global Geophysical Services, Inc.*+	41,500	195,880
Gulfmark Offshore, Inc., Class A	13,000	586,170
Key Energy Services, Inc.*	102,600	610,470
Natural Gas Services Group, Inc.*	19,800	465,102
Parker Drilling Co.*	132,950	662,091
PHI, Inc.*	26,600	912,380
Pioneer Energy Services Corp.*	63,000	417,060
Vantage Drilling Co.*	45,400	92,616
Willbros Group, Inc.*	60,300	370,242

		8,411,922

Food & Staples Retailing - 2.25%
Andersons, Inc. (The)	25,400	1,351,026
Ingles Markets, Inc., Class A	22,400	565,600
Pantry, Inc. (The)*	30,700	373,926
Spartan Stores, Inc.	16,700	307,948
SUPERVALU, Inc.*+	185,500	1,153,810
Susser Holdings Corp.*	18,850	902,538
Village Super Market, Inc., Class A	13,000	430,170
Weis Markets, Inc.	17,500	788,725

		5,873,743

Food Products - 0.33%
Farmer Bros. Co.*	12,700	178,562
John B. Sanfilippo & Son, Inc.	9,200	185,472
Omega Protein Corp.*	23,650	212,377
Seneca Foods Corp., Class A*	5,200	159,536
SkyPeople Fruit Juice, Inc.*	62,900	122,655

		858,602

www.bridgewayomni.com	9

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies - 0.89%
Alphatec Holdings, Inc.*	220,000	$451,000
CryoLife, Inc.	28,700	179,662
Fonar Corp.*+	17,700	116,112
Invacare Corp.	47,350	679,946
Medical Action Industries, Inc.*	11,600	89,320
RTI Biologics, Inc.*	1,600	6,016
Symmetry Medical, Inc.*	88,700	746,854
Theragenics Corp.*	20,000	41,400

		2,310,310

Health Care Providers & Services - 4.27%
Addus HomeCare Corp.*	4,800	94,752
Almost Family, Inc.	11,750	223,250
Amedisys, Inc.*	31,100	361,382
AMN Healthcare Services, Inc.*	44,134	631,999
Amsurg Corp.*	28,550	1,002,105
BioScrip, Inc.*	24,550	405,075
CardioNet, Inc.*	74,500	439,550
Cross Country Healthcare, Inc.*	24,050	124,098
Emeritus Corp.*	31,200	723,216
Five Star Quality Care, Inc.*	131,100	735,471
Gentiva Health Services, Inc.*	40,000	398,400
Kindred Healthcare, Inc.*	81,350	1,068,125
LHC Group, Inc.*	18,000	352,440
Magellan Health Services, Inc.*	6,000	336,480
Molina Healthcare, Inc.*+	41,650	1,548,547
PharMerica Corp.*	44,350	614,691
Providence Service Corp. (The)*	16,000	465,440
Select Medical Holdings Corp.	86,900	712,580
Skilled Healthcare Group, Inc., Class A*	26,648	178,009
Triple-S Management Corp., Class B*	18,800	403,636
Universal American Corp.	35,100	312,039

		11,131,285

Hotels, Restaurants & Leisure - 5.05%
Ark Restaurants Corp.	1,600	33,968
Bob Evans Farms, Inc.	20,602	967,882
Boyd Gaming Corp.*+	136,100	1,537,930
Carrols Restaurant Group, Inc.*	48,025	310,242
CEC Entertainment, Inc.	21,650	888,516
Cracker Barrel Old Country Store, Inc.	13,600	1,287,376

Industry Company	Shares	Value

Hotels, Restaurants & Leisure (continued)
Einstein Noah Restaurant Group, Inc.	19,225	$272,995
Famous Dave’s of America, Inc.*	3,400	53,006
Fiesta Restaurant Group, Inc.*	18,025	619,880
Frisch’s Restaurants, Inc.+	6,800	126,888
Full House Resorts, Inc.*	38,700	104,490
Isle of Capri Casinos, Inc.*	87,100	653,250
Jack in the Box, Inc.*	22,050	866,344
Kona Grill, Inc.*	4,100	48,052
Lakes Entertainment, Inc.*	22,700	79,904
Luby’s, Inc.*	12,600	106,470
Marcus Corp.	13,350	169,812
Monarch Casino & Resort, Inc.*	29,400	495,684
MTR Gaming Group, Inc.*	40,600	136,010
Pinnacle Entertainment, Inc.*	47,450	933,341
Red Robin Gourmet Burgers, Inc.*	6,800	375,224
Ruby Tuesday, Inc.*	103,600	956,228
Ruth’s Hospitality Group, Inc.	44,000	531,080
Scientific Games Corp., Class A*	41,350	465,188
Sonic Corp.*	70,000	1,019,200
Speedway Motorsports, Inc.	7,700	133,980

		13,172,940

Household Durables - 1.13%
Bassett Furniture Industries, Inc.	21,900	340,107
CSS Industries, Inc.	11,800	294,174
Flexsteel Industries, Inc.	4,900	119,462
Hooker Furniture Corp.	10,900	177,234
La-Z-Boy, Inc.	21,800	441,886
Libbey, Inc.*	30,649	734,657
Lifetime Brands, Inc.	9,700	131,726
NACCO Industries, Inc., Class A	9,250	529,840
Stanley Furniture Co., Inc.*	44,900	179,600

		2,948,686

Household Products - 0.54%
Central Garden & Pet Co., Class A*	76,750	529,575
Harbinger Group, Inc.*	115,200	868,608

		1,398,183

Independent Power Producers & Energy Traders - 0.04%
Genie Energy, Ltd., Class B	10,275	94,016

10	Annual Report | June 30, 2013

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Insurance - 6.21%
American Equity Investment Life Holding Co.	94,850	$1,489,145
American Safety Insurance Holdings, Ltd.*	4,600	133,170
Crawford & Co., Class B	73,674	414,048
Eastern Insurance Holdings, Inc.	15,400	288,750
EMC Insurance Group, Inc.	11,900	312,494
Employers Holdings, Inc.	38,500	941,325
FBL Financial Group, Inc., Class A	19,850	863,674
Fortegra Financial Corp.*	44,785	307,673
Hallmark Financial Services, Inc.*	19,100	174,574
HCI Group, Inc.	9,900	304,128
Hilltop Holdings, Inc.*	20,000	328,000
Horace Mann Educators Corp.	60,800	1,482,304
Infinity Property & Casualty Corp.	12,540	749,390
Maiden Holdings, Ltd.	162,600	1,824,372
Meadowbrook Insurance Group, Inc.	34,150	274,225
Montpelier Re Holdings, Ltd.	46,400	1,160,464
National Western Life Insurance Co., Class A	1,625	308,506
Navigators Group, Inc. (The)*	27,000	1,540,080
Safety Insurance Group, Inc.	200	9,702
Selective Insurance Group, Inc.	24,250	558,235
State Auto Financial Corp.	3,800	69,046
Stewart Information Services Corp.	8,650	226,544
Tower Group International, Ltd.	24,132	494,947
United Fire Group, Inc.	54,100	1,343,303
Universal Insurance Holdings, Inc.	86,316	611,117

		16,209,216

Internet & Catalog Retail - 0.54%
1-800-Flowers.com, Inc., Class A*	74,150	458,988
Orbitz Worldwide, Inc.*+	118,900	954,767

		1,413,755

Internet Software & Services - 1.03%
Digital River, Inc.*	29,100	546,207
IntraLinks Holdings, Inc.*	40,000	290,400
Marchex, Inc., Class B	70,000	421,400

Industry Company	Shares	Value

Internet Software & Services (continued)
Monster Worldwide, Inc.*	65,100	$319,641
Tucows, Inc.*	76,800	142,848
United Online, Inc.	126,900	961,902

		2,682,398

IT Services - 1.63%
Acxiom Corp.*	56,050	1,271,214
CACI International, Inc., Class A*+	21,400	1,358,686
CIBER, Inc.*	32,350	108,049
CSG Systems International, Inc.*	27,450	595,665
Hackett Group, Inc. (The)	22,300	115,737
ManTech International Corp., Class A+	16,300	425,756
Pfsweb, Inc.*	10,300	41,200
Sykes Enterprises, Inc.*	21,900	345,144

		4,261,451

Leisure Equipment & Products - 0.47%
Arctic Cat, Inc.	8,400	377,832
Johnson Outdoors, Inc., Class A*	15,700	390,930
Nautilus, Inc.*	53,900	468,391

		1,237,153

Life Sciences Tools & Services - 0.07%
Cambrex Corp.*	13,150	183,705

Machinery - 1.83%
Accuride Corp.*	61,900	313,214
Ampco-Pittsburgh Corp.	18,800	352,876
Briggs & Stratton Corp.	24,300	481,140
Cleantech Solutions International, Inc.*+	11,500	61,065
Commercial Vehicle Group, Inc.*+	39,100	291,686
FreightCar America, Inc.	14,200	241,258
Greenbrier Cos., Inc.*	17,700	431,349
Hardinge, Inc.	15,000	221,700
Kadant, Inc.	10,000	301,700
L.B. Foster Co., Class A	3,900	168,363
Lydall, Inc.*	39,700	579,620
Miller Industries, Inc.	10,400	159,952
Mueller Water Products, Inc., Class A	92,000	635,720
NN, Inc.	17,950	204,810
Supreme Industries, Inc., Class A*+	35,805	179,025

www.bridgewayomni.com	11

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Machinery (continued)
Tecumseh Products Co., Class A*	15,000	$163,950

		4,787,428

Marine - 0.16%
Baltic Trading, Ltd.	42,800	158,788
Eagle Bulk Shipping, Inc.*+	19,000	69,350
Genco Shipping & Trading, Ltd.*+	45,200	73,676
International Shipholding Corp.	5,038	117,537

		419,351

Media - 1.79%
A.H. Belo Corp., Class A	41,700	286,062
Ballantyne Strong, Inc.*	14,000	59,080
Cumulus Media, Inc., Class A*	25,200	85,428
Dex Media, Inc.*+	19,420	341,209
E.W. Scripps Co., Class A (The)*	26,500	412,870
Entercom Communications Corp., Class A*	46,545	439,385
Gray Television, Inc.*	99,550	716,760
Journal Communications, Inc., Class A*	57,100	427,679
Media General, Inc., Class A*+	15,300	168,759
Radio One, Inc., Class D*	108,100	250,792
Reading International, Inc., Class A*	10,700	68,052
Salem Communications Corp., Class A	24,800	185,752
Scholastic Corp.	18,250	534,543
Valassis Communications, Inc.+	28,100	690,979

		4,667,350

Metals & Mining - 1.49%
A.M. Castle & Co.*+	24,900	392,424
Friedman Industries, Inc.	3,000	29,550
Golden Star Resources, Ltd.*	343,000	144,060
Handy & Harman, Ltd.*	12,500	223,500
Horsehead Holding Corp.*	7,800	99,918
Materion Corp.	16,600	449,694
Noranda Aluminum Holding Corp.	38,250	123,548
Worthington Industries, Inc.	76,200	2,416,302

		3,878,996

Industry Company	Shares	Value

Multiline Retail - 0.59%
Bon-Ton Stores, Inc. (The)+	25,950	$468,397
Fred’s, Inc., Class A	46,200	715,638
Tuesday Morning Corp.*	34,600	358,802

		1,542,837

Oil, Gas & Consumable Fuels - 4.68%
Adams Resources & Energy, Inc.	7,500	516,675
Alon USA Energy, Inc.	83,100	1,201,626
Bill Barrett Corp.*+	31,200	630,864
BioFuel Energy Corp.*+	10,900	36,406
Callon Petroleum Co.*	57,300	193,101
Carrizo Oil & Gas, Inc.*	10,000	283,300
Clayton Williams Energy, Inc.*	16,000	696,000
Cloud Peak Energy, Inc.*	82,800	1,364,544
Comstock Resources, Inc.	15,000	235,950
Crosstex Energy, Inc.	59,450	1,174,732
Delek U.S. Holdings, Inc.	46,600	1,341,148
Double Eagle Petroleum Co.*	39,600	155,232
EPL Oil & Gas, Inc.*	21,500	631,240
Forest Oil Corp.*+	47,600	194,684
Green Plains Renewable Energy, Inc.*	58,200	775,224
James River Coal Co.*+	87,400	159,068
L&L Energy, Inc.*+	64,750	231,805
Penn Virginia Corp.*+	78,000	366,600
Resolute Energy Corp.*	25,000	199,500
Swift Energy Co.*+	45,400	544,346
W&T Offshore, Inc.	74,600	1,066,034
Warren Resources, Inc.*	79,600	202,980

		12,201,059

Paper & Forest Products - 2.62%
Clearwater Paper Corp.*	7,600	357,656
KapStone Paper & Packaging Corp.	68,650	2,758,357
Mercer International, Inc.*	77,250	503,670
PH Glatfelter Co.	53,450	1,341,595
Resolute Forest Products*+	77,000	1,014,090
Wausau Paper Corp.	76,200	868,680

		6,844,048

Personal Products - 0.06%
Nutraceutical International Corp.	7,700	157,388
Synutra International, Inc.*+	300	1,527

		158,915

12	Annual Report | June 30, 2013

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Professional Services - 1.08%
Barrett Business Services, Inc.	10,100	$527,321
CBIZ, Inc.*	42,775	287,020
CDI Corp.	32,000	453,120
CRA International, Inc.*	13,800	254,886
Dolan Co. (The)*	56,200	91,606
Hudson Global, Inc.*	32,300	80,104
ICF International, Inc.*	7,150	225,297
Kelly Services, Inc., Class A	13,600	237,592
Navigant Consulting, Inc.*	11,000	132,000
RCM Technologies, Inc.	6,100	33,123
VSE Corp.	11,800	484,626

		2,806,695

Road & Rail - 1.45%
Arkansas Best Corp.	25,000	573,750
Avis Budget Group, Inc.*	58,550	1,683,312
Celadon Group, Inc.	8,400	153,300
Covenant Transportation Group, Inc., Class A*	45,300	282,672
Marten Transport, Ltd.	12,225	191,566
Saia, Inc.*	23,625	708,041
Universal Truckload Services, Inc.*	7,809	188,275

		3,780,916

Semiconductors & Semiconductor Equipment - 1.62%
Advanced Energy Industries, Inc.*	11,800	205,438
Alpha & Omega Semiconductor, Ltd.*	55,000	420,200
AXT, Inc.*	55,200	149,040
Integrated Silicon Solution, Inc.*	49,000	537,040
inTEST Corp.	5,481	20,609
Kulicke & Soffa Industries, Inc.*	45,000	497,700
Magnachip Semiconductor Corp.*	38,400	701,568
Pericom Semiconductor Corp.*	40,000	284,800
Photronics, Inc.*	105,950	853,957
Spansion, Inc., Class A*	26,500	331,780
Ultra Clean Holdings*	39,300	237,765

		4,239,897

Software - 0.30%
Net 1 UEPS Technologies, Inc.*	3,400	25,024
NetSol Technologies, Inc.*+	31,000	311,860
TeleCommunication Systems, Inc., Class A*	92,500	215,525

Industry Company	Shares	Value

Software (continued)
Telenav, Inc.*	46,500	$243,195

		795,604

Specialty Retail - 4.98%
ANN, Inc.*	41,600	1,381,120
Barnes & Noble, Inc.*	73,400	1,171,464
Body Central Corp.*	26,100	347,652
Books-A-Million, Inc.*	31,600	82,792
Brown Shoe Co., Inc.	51,400	1,106,642
Build-A-Bear Workshop, Inc.*	8,050	48,864
Children’s Place Retail Stores, Inc. (The)*	10,100	553,480
Citi Trends, Inc.*	28,900	419,917
Conn’s, Inc.*+	13,450	696,172
Destination Maternity Corp.	10,400	255,840
Destination XL Group, Inc.*	20,500	129,970
Group 1 Automotive, Inc.	12,700	816,991
Kirkland’s, Inc.*	11,550	199,237
Office Depot, Inc.*	338,900	1,311,543
Pep Boys-Manny, Moe & Jack (The)*	40,900	473,622
Perfumania Holdings, Inc.*+	5,565	28,938
Sonic Automotive, Inc., Class A	61,500	1,300,110
Stage Stores, Inc.	46,600	1,095,100
Stein Mart, Inc.	33,750	460,687
TravelCenters of America LLC*	35,400	387,276
West Marine, Inc.*	35,300	388,300
Wet Seal, Inc., Class A (The)*+	72,200	340,062

		12,995,779

Textiles, Apparel & Luxury Goods - 1.43%
Crown Crafts, Inc.+	24,500	150,675
Delta Apparel, Inc.*	10,000	141,000
Jones Group, Inc. (The)	87,800	1,207,250
Perry Ellis International, Inc.	25,500	517,905
Rocky Brands, Inc.	9,900	149,688
Skechers U.S.A., Inc., Class A*	27,000	648,270
Unifi, Inc.*	44,300	915,681

		3,730,469

Thrifts & Mortgage Finance - 4.62%
Astoria Financial Corp.+	112,100	1,208,438
Bank Mutual Corp.	124,700	703,308
BankFinancial Corp.	35,100	298,350
Berkshire Hills Bancorp, Inc.	10,000	277,600
Cape Bancorp, Inc.	29,300	278,350

www.bridgewayomni.com	13

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Dime Community Bancshares, Inc.	25,600	$392,192
Doral Financial Corp.*	57,100	47,393
ESB Financial Corp.	36,600	443,958
ESSA Bancorp, Inc.	33,100	362,776
Federal Agricultural Mortgage Corp., Class C	21,500	620,920
First Defiance Financial Corp.	19,400	437,470
First Financial Northwest, Inc.	35,182	362,726
First Pactrust Bancorp, Inc.	13,200	179,256
Flagstar Bancorp, Inc.*+	57,100	797,116
Flushing Financial Corp.	44,297	728,686
Heritage Financial Group, Inc.	16,800	247,800
Home Loan Servicing Solutions, Ltd.	20,000	479,400
Meta Financial Group, Inc.	7,900	207,612
MutualFirst Financial, Inc.	10,900	153,690
Northwest Bancshares, Inc.	22,000	297,220
OceanFirst Financial Corp.	39,900	620,445
Provident Financial Holdings, Inc.	26,600	422,408
Provident Financial Services, Inc.	69,700	1,099,866
Pulaski Financial Corp.	4,900	46,795
Riverview Bancorp, Inc.*	50,000	125,500
Timberland Bancorp, Inc.	9,000	75,780
United Community Bancorp	11,800	118,000
United Community Financial Corp.*	61,324	285,157
Westfield Financial, Inc.	53,081	371,567
WSFS Financial Corp.	7,000	366,730

		12,056,509

Trading Companies & Distributors - 0.46%
Aircastle, Ltd.	24,600	393,354
CAI International, Inc.*	16,500	388,905
Rush Enterprises, Inc., Class A*	10,000	247,500
Willis Lease Finance Corp.*	12,100	163,471

		1,193,230

Wireless Telecommunication Services - 0.33%
Leap Wireless International, Inc.*+	68,100	458,313
NTELOS Holdings Corp.	11,800	194,228
Shenandoah Telecommunications Co.	5,600	93,408

Industry Company	Shares	Value

Wireless Telecommunication Services (continued)
USA Mobility, Inc.	8,400	$113,988

		859,937

TOTAL COMMON STOCKS - 100.15%		261,302,757

(Cost $205,656,769)

RIGHTS - 0.00%
Federal-Mogul Corp.*r	54,000	12,000

TOTAL RIGHTS - 0.00%		12,000

(Cost $ — )

Rate^		Shares	Value
MONEY MARKET FUND - 0.19%
BlackRock FedFund	0.01%	483,486	483,486

TOTAL MONEY MARKET FUND - 0.19%			483,486

(Cost $483,486)
TOTAL INVESTMENTS - 100.34%			$261,798,243
(Cost $ 206,140,255)
Liabilities in Excess of Other Assets - (0.34%)			(889,084)

NET ASSETS - 100.00%			$260,909,159

*	Non-income producing security.
^	Rate disclosed as of June 30, 2013.
[r]	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $16,189,276 at June 30, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

Valuation Inputs
Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$261,302,757	$—	$—	$261,302,757
Rights	—	12,000	—	12,000
Money Market Fund	—	483,486	—	483,486

TOTAL	$261,302,757	$ 495,486	$—	$261,798,243

14	Annual Report | June 30, 2013

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Rights	Total
Balance as of 06/30/2012	$ 40,240	$16,167	$ 56,407
Purchases	—	—	—
Sales[1]	—	(51,923)	(51,923)
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[2]	—	35,756	35,756
Transfers in	—	—	—
Transfers out[3,4]	(40,240)	—	(40,240)

Balance as of 06/30/2013	$ —	$—	$ —

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2013	$ —	$—	$ —

1Sales include expiration of rights.

2Change in unrealized appreciation/(depreciation) for Level 3 securities is included on Statement of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

3Transfer out represents the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

4Transfer took place as a result of resumption of trading.

See Notes to Financial Statements.

www.bridgewayomni.com	15

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2013

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2013, our Fund appreciated 5.28%, outperforming our primary market benchmark, the Russell 2000 Value Index (+2.47%).

For the fiscal year ending June 30, 2013, our Fund appreciated 28.43%, outperforming our primary market benchmark, the Russell 2000 Value Index (+24.76%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2013

			Annualized
	Quarter	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	5.28%	28.43%	11.00%
Russell 2000 Value Index	2.47%	24.76%	10.24%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above and the graph on the next page include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2013, Omni Tax-Managed Small-Cap Value Fund ranked 87th of 306 small-cap value funds for the twelve-month period ended June 30, 2013 and 85th of 259 such funds since inception in December, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Annual Report | June 30, 2013

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 6/30/13

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2013, we held 611 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to performance. The Consumer Discretionary and Financial sectors were the Fund’s strongest performing sectors, both contributing approximately 2% to the Fund’s quarterly total return.

Detailed Explanation of Fiscal Year Performance

Our smaller cap and deeper value exposure helped the performance for the fiscal year. Relative to our primary market benchmark, the design led us to be significantly overweighted in the Consumer Discretionary sector, a strong performing sector; this helped the Fund’s absolute and relative returns. The design led us to be significantly underweighted in the Financial sector, which did not perform well for the year, helping the Fund’s absolute and relative returns.

www.bridgewayomni.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2013

Rank Description		Industry	% of Net Assets

1	First BanCorp. (Puerto Rico)	Commercial Banks	0.8%
2	First Interstate Bancsystem, Inc.	Commercial Banks	0.8%
3	Boyd Gaming Corp.	Hotels, Restaurants & Leisure	0.7%
4	Maiden Holdings, Ltd .	Insurance	0.7%
5	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.7%
6	CACI International, Inc.	IT Services	0.7%
7	Glacier Bancorp, Inc.	Commercial Banks	0.6%
8	BancorpSouth, Inc.	Commercial Banks	0.6%
9	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.6%
10	Crosstex Energy, Inc.	Oil, Gas & Consumable Fuels	0.6%

	Total		6.8%

Industry Sector Representation as of June 30, 2013

	% of Net Assets	% of Russell 2000 Value Index	Difference

Consumer Discretionary	15.0%	13.1%	1.9%
Consumer Staples	3.8%	2.8%	1.0%
Energy	9.3%	6.1%	3.2%
Financials	36.2%	37.6%	-1.4%
Health Care	5.1%	4.5%	0.6%
Industrials	12.9%	12.3%	0.6%
Information Technology	10.7%	12.1%	-1.4%
Materials	5.3%	5.1%	0.2%
Telecommunication Services	1.8%	0.5%	1.3%
Utilities	0.0%	5.9%	-5.9%
Cash & Other Assets	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

18	Annual Report | June 30, 2013

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	19

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
COMMON STOCKS - 99.95%
Aerospace & Defense - 0.68%
AAR Corp.	19,860	$436,523
Astrotech Corp.*	32,600	22,826
Ducommun, Inc.*	34,750	738,785
Kratos Defense & Security Solutions, Inc.*+	76,900	498,312
Sypris Solutions, Inc.	28,400	91,164

		1,787,610

Air Freight & Logistics - 0.63%
Air Transport Services Group, Inc.*	100,250	662,652
Atlas Air Worldwide Holdings, Inc.*	17,700	774,552
Park-Ohio Holdings Corp.*	6,154	202,959

		1,640,163

Airlines - 1.46%
Hawaiian Holdings, Inc.*+	96,200	587,782
JetBlue Airways Corp.*+	119,050	750,015
Republic Airways Holdings, Inc.*	122,904	1,392,502
SkyWest, Inc.	81,600	1,104,864

		3,835,163

Auto Components - 1.21%
China Automotive Systems, Inc.*+	28,500	146,775
China XD Plastics Co., Ltd.*+	16,000	65,760
Cooper Tire & Rubber Co.	16,300	540,671
Federal-Mogul Corp.*	56,400	575,844
Modine Manufacturing Co.*	28,900	314,432
SORL Auto Parts, Inc.*	25,000	65,000
Spartan Motors, Inc.	12,150	74,358
Standard Motor Products, Inc.	23,300	800,122
Stoneridge, Inc.*	11,900	138,516
Strattec Security Corp.	4,380	163,637
Superior Industries International, Inc.	16,600	285,686

		3,170,801

Beverages - 0.09%
Coca-Cola Bottling Co. Consolidated	3,950	241,542

Biotechnology - 0.11%
Emergent Biosolutions, Inc.*	20,000	288,400

Building Products - 0.79%
Gibraltar Industries, Inc.*	14,800	215,488
Griffon Corp.	110,250	1,240,313

Industry Company	Shares	Value

Building Products (continued)
Nortek, Inc.*	4,900	$315,707
Patrick Industries, Inc.*	11,800	245,322
Universal Forest Products, Inc.	1,200	47,904

		2,064,734

Capital Markets - 2.40%
Calamos Asset
Management, Inc., Class A	36,700	385,350
Capital Southwest Corp.	4,200	578,886
CIFC Corp.*	48,200	363,910
Cowen Group, Inc., Class A*	157,300	456,170
FBR & Co.*	11,775	297,437
GFI Group, Inc.	135,680	530,509
INTL. FCStone, Inc.*	19,650	342,892
Investment Technology Group, Inc.*	63,250	884,235
Manning & Napier, Inc.	27,800	493,728
MVC Capital, Inc.	30,000	377,700
NGP Capital Resources Co.	26,300	161,219
Oppenheimer Holdings, Inc., Class A	16,250	309,400
Piper Jaffray Cos.*	16,100	508,921
SWS Group, Inc.*	39,600	215,820
Walter Investment Management Corp.*	11,200	378,672

		6,284,849

Chemicals - 1.63%
Axiall Corp.	20,300	864,374
Core Molding Technologies, Inc.*	7,425	66,231
Gulf Resources, Inc.*	45,000	52,200
Kraton Performance Polymers, Inc.*	16,075	340,790
Material Sciences Corp.*	14,900	149,894
OM Group, Inc.*	20,000	618,400
OMNOVA Solutions, Inc.*	32,500	260,325
Penford Corp.*	4,850	64,941
Schulman (A.), Inc.	30,900	828,738
Stepan Co.	4,100	228,001
Tredegar Corp.	16,300	418,910
Yongye International, Inc.*+	9,900	52,965
Zep, Inc.	19,900	315,017

		4,260,786

Commercial Banks - 19.96%
1st Source Corp.	52,500	1,247,400
Access National Corp.	600	7,788

20	Annual Report | June 30, 2013

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
American National Bankshares, Inc.	13,060	$303,514
Ameris Bancorp*	30,300	510,555
BancorpSouth, Inc.	95,900	1,697,430
Bank of Commerce Holdings	28,400	143,136
Banner Corp.	25,057	846,676
Bar Harbor Bankshares	7,000	255,850
BCB Bancorp, Inc.	11,300	120,345
BNC Bancorp	61,956	707,538
BSB Bancorp, Inc.*	15,800	207,770
C&F Financial Corp.	2,400	133,752
Camden National Corp.	5,853	207,606
Capital City Bank Group, Inc.*+	40,050	461,777
Carolina Bank Holdings, Inc.*	11,500	140,760
Central Valley Community Bancorp+	21,000	205,800
Century Bancorp, Inc., Class A	14,300	500,500
Chemical Financial Corp.	60,300	1,567,197
Chemung Financial Corp.	10,998	368,323
CoBiz Financial, Inc.	37,035	307,391
Columbia Banking System, Inc.	38,300	911,923
Enterprise Financial Services Corp.	43,500	694,260
Farmers Capital Bank Corp.*	13,400	290,646
Fidelity Southern Corp.*	13,593	168,145
Financial Institutions, Inc.	30,000	552,300
First Bancorp	26,600	375,060
First Bancorp, Inc.	11,800	206,264
First BanCorp. (Puerto Rico)*+	293,700	2,079,396
First Busey Corp.	111,500	501,750
First Business Financial Services, Inc.	9,200	275,724
First Commonwealth Financial Corp.	121,200	893,244
First Community Bancshares, Inc.	13,100	205,408
First Connecticut Bancorp, Inc.	4,800	66,816
First Financial Bancorp	68,337	1,018,221
First Financial Corp.	26,830	831,462
First Financial Holdings, Inc.	23,510	498,647
First Interstate Bancsystem, Inc.	94,600	1,961,058
First Merchants Corp.	71,000	1,217,650
First Midwest Bancorp, Inc.	115,900	1,590,148

Industry Company	Shares	Value

Commercial Banks (continued)
First of Long Island Corp. (The)	12,000	$398,280
Firstbank Corp.	1,500	20,115
German American Bancorp, Inc.	12,500	281,500
Glacier Bancorp, Inc.	76,700	1,701,973
Great Southern Bancorp, Inc.	20,750	559,420
Hanmi Financial Corp.*	46,563	822,768
Heartland Financial USA, Inc.	1,750	48,108
Heritage Financial Corp.	30,000	439,500
Horizon Bancorp	1,363	27,819
Hudson Valley Holding Corp.	37,800	641,844
Independent Bank Corp.*	10,500	66,045
International Bancshares Corp.	64,600	1,458,668
Intervest Bancshares Corp., Class A*	45,200	301,936
Lakeland Bancorp, Inc.	68,515	714,611
LNB Bancorp, Inc.	17,000	146,030
Macatawa Bank Corp.*	12,550	63,252
MainSource Financial Group, Inc.	41,500	557,345
MB Financial, Inc.	19,700	527,960
MBT Financial Corp.*	15,000	55,200
Mercantile Bank Corp.	500	8,985
Metro Bancorp, Inc.*	26,250	525,788
MetroCorp Bancshares, Inc.	8,694	84,853
Middleburg Financial Corp.	3,763	71,873
MidSouth Bancorp, Inc.	13,600	211,208
MidWestOne Financial Group, Inc.	12,000	288,720
NewBridge Bancorp*	99,388	595,334
Old National Bancorp	30,600	423,198
Orrstown Financial Services, Inc.*	16,700	211,756
Pacific Continental Corp.	22,200	261,960
Peapack Gladstone Financial Corp.	250	4,375
Peoples Bancorp, Inc.	28,550	601,834
Pinnacle Financial Partners, Inc.*	45,750	1,176,232
Preferred Bank*	36,000	593,280
Premier Financial Bancorp, Inc.	5,366	64,607
PrivateBancorp, Inc.	73,900	1,567,419
Renasant Corp.	48,700	1,185,358
Republic Bancorp, Inc., Class A+	25,700	563,344
S&T Bancorp, Inc.	30,700	601,720

www.bridgewayomni.com	21

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Sandy Spring Bancorp, Inc.	14,300	$309,166
SCBT Financial Corp.	6,950	350,210
Sierra Bancorp	17,200	254,560
Southern National Bancorp of Virginia, Inc.	35,000	342,300
Southside Bancshares, Inc.+	11,550	275,814
Southwest Bancorp, Inc.*	23,900	315,480
State Bank Financial Corp.	56,500	849,195
StellarOne Corp.	60,200	1,182,930
Suffolk Bancorp*	27,900	455,886
Summit State Bank	5,000	46,400
Sun Bancorp, Inc.*	97,800	331,542
Tompkins Financial Corp.	8,400	379,596
Trico Bancshares	22,400	477,792
Umpqua Holdings Corp.	25,000	375,250
Union First Market Bankshares Corp.	3,200	65,888
United Community Banks, Inc.*	57,770	717,503
Univest Corp. of Pennsylvania	10,000	190,700
Virginia Commerce Bancorp, Inc.*	23,000	321,080
Washington Banking Co.	11,800	167,560
WesBanco, Inc.	48,490	1,281,591
Wintrust Financial Corp.	24,600	941,688
Yadkin Financial Corp.*	38,000	533,520

		52,319,099

Commercial Services & Supplies - 2.94%
ABM Industries, Inc.	32,300	791,673
Brink’s Co. (The)	19,200	489,792
Casella Waste Systems, Inc., Class A*	21,350	92,019
Consolidated Graphics, Inc.*	6,500	305,565
Courier Corp.	30,350	433,398
Deluxe Corp.	33,000	1,143,450
Ennis, Inc.	34,000	587,860
HNI Corp.	17,900	645,653
Intersections, Inc.	23,250	203,902
Kimball International, Inc., Class B	53,800	522,398
Metalico, Inc.*	89,600	107,520
Multi-Color Corp.	5,750	174,455
Quad/Graphics, Inc.+	24,000	578,400
Schawk, Inc.	44,400	582,972
TMS International Corp., Class A	18,800	278,804
United Stationers, Inc.	17,607	590,715
Versar, Inc.*	27,300	123,942

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Viad Corp.	2,200	$53,944

		7,706,462

Communications Equipment - 1.01%
Aviat Networks, Inc.*	153,600	402,432
Bel Fuse, Inc., Class B	3,600	48,420
Black Box Corp.	16,700	422,844
ClearOne, Inc.*	13,000	110,630
Communications Systems, Inc.	6,600	63,492
Comtech Telecommunications Corp.	4,000	107,560
Globecomm Systems, Inc.*	38,700	489,168
Harmonic, Inc.*	99,100	629,285
Symmetricom, Inc.*	40,000	179,600
Tessco Technologies, Inc.	7,100	187,440
Zoom Technologies, Inc.*	31,400	12,560

		2,653,431

Computers & Peripherals - 0.40%
Datalink Corp.*	350	3,724
Hutchinson Technology, Inc.*	51,000	241,230
QLogic Corp.*	36,400	347,984
STEC, Inc.*+	55,000	369,600
Xyratex, Ltd.	9,206	92,612

		1,055,150

Construction & Engineering - 0.89%
Aegion Corp.*	11,000	247,610
Ameresco, Inc., Class A*	20,000	180,200
Argan, Inc.	150	2,340
Layne Christensen Co.*	6,570	128,181
Michael Baker Corp.	350	9,488
Northwest Pipe Co.*	9,000	251,100
Orion Marine Group, Inc.*	45,400	548,886
Pike Electric Corp.	14,500	178,350
Sterling Construction Co., Inc.*	35,050	317,553
Tutor Perini Corp.*	24,500	443,205
UniTek Global Services, Inc.*	15,700	21,980

		2,328,893

Construction Materials - 0.21%
Headwaters, Inc.*	60,900	538,356

Consumer Finance - 1.10%
Asta Funding, Inc.	29,150	252,147
Atlanticus Holdings Corp.*+	18,877	67,580
Cash America International, Inc.+	24,900	1,131,954

22	Annual Report | June 30, 2013

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
DFC Global Corp.*	32,800	$452,968
Encore Capital Group, Inc.*+	973	32,216
First Marblehead Corp. (The)*	4,650	5,487
Nelnet, Inc., Class A	25,900	934,731

		2,877,083

Containers & Packaging - 0.47%
AEP Industries, Inc.*	6,100	453,779
Boise, Inc.	90,825	775,646

		1,229,425

Distributors - 0.13%
VOXX International Corp.*	28,500	349,695

Diversified Consumer Services - 0.50%
Bridgepoint Education, Inc.*+	3,400	41,412
Carriage Services, Inc.	6,550	111,022
Corinthian Colleges, Inc.*+	165,750	371,280
Lincoln Educational Services Corp.	18,625	98,154
Mac-Gray Corp.	5,950	84,490
Regis Corp.	34,050	559,101
Universal Technical Institute, Inc.	5,200	53,716

		1,319,175

Diversified Financial Services - 1.07%
Gain Capital Holdings, Inc.	39,900	251,769
Interactive Brokers Group, Inc., Class A	90,750	1,449,277
MicroFinancial, Inc.	22,000	172,700
PHH Corp.*	46,000	937,480

		2,811,226

Diversified Telecommunication Services - 1.20%
Atlantic Tele-Network, Inc.	9,150	454,389
Cbeyond, Inc.*	75,450	591,528
Consolidated Communications Holdings, Inc.	3,892	67,760
General Communication, Inc., Class A*	21,400	167,562
Hawaiian Telcom Holdco, Inc.*	9,000	226,440
HickoryTech Corp.	2,650	28,170
IDT Corp., Class B	9,100	170,079
Iridium Communications, Inc.*+	115,725	898,026
Lumos Networks Corp.	1,325	22,657

Industry Company	Shares	Value

Diversified Telecommunication Services (continued)
Neutral Tandem, Inc.	58,000	$333,500
Primus Telecommunications Group, Inc.	14,800	176,712
Vonage Holdings Corp.*	600	1,698

		3,138,521

Electrical Equipment - 0.33%
China BAK Battery, Inc.*	150	168
Coleman Cable, Inc.	17,600	317,856
Lihua International, Inc.*+	48,000	230,880
LSI Industries, Inc.	29,000	234,610
Orion Energy Systems, Inc.*	17,224	42,716
SL Industries, Inc.	400	10,032
Ultralife Corp.*	7,150	25,454

		861,716

Electronic Equipment, Instruments & Components - 3.60%
Benchmark Electronics, Inc.*	69,000	1,386,900
CTS Corp.	25,000	341,000
GSI Group, Inc.*	44,500	357,780
IEC Electronics Corp.*	8,150	28,607
Insight Enterprises, Inc.*	44,883	796,224
Multi-Fineline Electronix, Inc.*	38,000	562,780
Newport Corp.*	12,600	175,518
PAR Technology Corp.*	43,750	176,313
PC Connection, Inc.	32,000	494,400
PCM, Inc.*	6,450	61,920
Power-One, Inc.*	120,100	759,032
Sanmina Corp.*	119,400	1,713,390
SYNNEX Corp.*	38,700	1,636,236
Vishay Intertechnology, Inc.*	40,000	555,600
Vishay Precision Group, Inc.*	25,667	388,598

		9,434,298

Energy Equipment & Services - 3.83%
Basic Energy Services, Inc.*+	11,700	141,453
Cal Dive International, Inc.*	136,450	256,526
Dawson Geophysical Co.*	19,000	700,340
Exterran Holdings, Inc.*	42,900	1,206,348
Global Geophysical Services, Inc.*	38,700	182,664
Gulfmark Offshore, Inc., Class A	28,800	1,298,592
Hornbeck Offshore Services, Inc.*	13,000	695,500
Key Energy Services, Inc.*	66,700	396,865

www.bridgewayomni.com	23

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Mitcham Industries, Inc.*	25,350	$425,373
Natural Gas Services Group, Inc.*	16,305	383,004
Newpark Resources, Inc.*	30,000	329,700
Parker Drilling Co.*	239,400	1,192,212
PHI, Inc.*	27,750	951,825
Pioneer Energy Services Corp.*	119,400	790,428
SEACOR Holdings, Inc.	6,500	539,825
Vantage Drilling Co.*	137,300	280,092
Willbros Group, Inc.*	45,100	276,914

		10,047,661

Food & Staples Retailing - 2.35%
Andersons, Inc. (The)	21,800	1,159,542
Ingles Markets, Inc., Class A	50,800	1,282,700
Nash Finch Co.	20,350	447,904
Pantry, Inc. (The)*	46,900	571,242
Spartan Stores, Inc.	20,300	374,332
SUPERVALU, Inc.*+	41,650	259,063
Susser Holdings Corp.*	16,850	806,778
Village Super Market, Inc., Class A	6,850	226,666
Weis Markets, Inc.	22,600	1,018,582

		6,146,809

Food Products - 0.70%
Farmer Bros. Co.*	18,700	262,922
Fresh Del Monte Produce, Inc.	3,200	89,216
John B. Sanfilippo & Son, Inc.	8,750	176,400
Omega Protein Corp.*	44,850	402,753
Post Holdings, Inc.*	17,500	764,050
Seneca Foods Corp., Class A*	1,350	41,418
SkyPeople Fruit Juice, Inc.*	51,000	99,450

		1,836,209

Health Care Equipment & Supplies - 1.41%
Alphatec Holdings, Inc.*	220,200	451,410
CryoLife, Inc.	30,000	187,800
Fonar Corp.*	13,600	89,216
Invacare Corp.	60,550	869,498
Medical Action Industries, Inc.*	36,350	279,895
Merit Medical Systems, Inc.*	28,100	313,315
NuVasive, Inc.*	22,900	567,691
RTI Biologics, Inc.*	10,000	37,600

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
Symmetry Medical, Inc.*	89,100	$750,222
Theragenics Corp.*	73,250	151,627

		3,698,274

Health Care Providers & Services - 3.68%
Addus HomeCare Corp.*	700	13,818
Almost Family, Inc.	14,050	266,950
Amedisys, Inc.*	55,960	650,255
AMN Healthcare Services, Inc.*	32,800	469,696
Amsurg Corp.*	11,100	389,610
BioScrip, Inc.*	9,500	156,750
CardioNet, Inc.*	34,479	203,426
Cross Country Healthcare, Inc.*	7,200	37,152
Emeritus Corp.*	16,600	384,788
Five Star Quality Care, Inc.*	129,900	728,739
Gentiva Health Services, Inc.*	30,000	298,800
Kindred Healthcare, Inc.*	101,700	1,335,321
LHC Group, Inc.*	16,500	323,070
Magellan Health Services, Inc.*	5,000	280,400
Molina Healthcare, Inc.*+	28,600	1,063,348
PharMerica Corp.*	25,300	350,658
Providence Service Corp. (The)*	16,150	469,804
Select Medical Holdings Corp.	149,720	1,227,704
Skilled Healthcare Group, Inc., Class A*	14,650	97,862
Triple-S Management Corp., Class B*	32,000	687,040
Universal American Corp.	22,525	200,247

		9,635,438

Hotels, Restaurants & Leisure - 4.79%
Ark Restaurants Corp.	200	4,246
Bob Evans Farms, Inc.	5,099	239,551
Boyd Gaming Corp.*+	162,400	1,835,120
Carrols Restaurant Group, Inc.*	46,825	302,490
CEC Entertainment, Inc.	8,500	348,840
Cracker Barrel Old Country Store, Inc.	15,200	1,438,832
Einstein Noah Restaurant Group, Inc.	6,050	85,910
Famous Dave’s of America, Inc.*	1,650	25,724

24	Annual Report | June 30, 2013

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Fiesta Restaurant Group, Inc.*	7,825	$269,102
Frisch’s Restaurants, Inc.	2,400	44,784
Full House Resorts, Inc.*	31,950	86,265
International Speedway Corp., Class A	11,000	346,170
Isle of Capri Casinos, Inc.*	72,150	541,125
Jack in the Box, Inc.*	24,550	964,569
Kona Grill, Inc.*	300	3,516
Lakes Entertainment, Inc.*	23,900	84,128
Luby’s, Inc.*	42,500	359,125
Marcus Corp.	8,800	111,936
Monarch Casino & Resort, Inc.*	22,300	375,978
MTR Gaming Group, Inc.*	9,900	33,165
Pinnacle Entertainment, Inc.*	46,100	906,787
Red Robin Gourmet Burgers, Inc.*	14,650	808,387
Ruby Tuesday, Inc.*	34,500	318,435
Ruth’s Hospitality Group, Inc.	29,250	353,047
Scientific Games Corp., Class A*	42,150	474,187
Sonic Corp.*	19,850	289,016
Speedway Motorsports, Inc.	38,950	677,730
Town Sports International Holdings, Inc.	23,000	247,710
WMS Industries, Inc.*	37,900	966,829

		12,542,704

Household Durables - 0.91%
CSS Industries, Inc.	8,058	200,886
Flexsteel Industries, Inc.	150	3,657
Hooker Furniture Corp.	9,300	151,218
La-Z-Boy, Inc.	26,000	527,020
Libbey, Inc.*	22,805	546,636
Lifetime Brands, Inc.	10,199	138,502
NACCO Industries, Inc., Class A	11,350	650,128
Stanley Furniture Co., Inc.*	35,100	140,400
Universal Electronics, Inc.*	600	16,878

		2,375,325

Household Products - 0.55%
Central Garden & Pet Co., Class A*	98,200	677,580
Harbinger Group, Inc.*	100,100	754,754

		1,432,334

Independent Power Producers & Energy Traders - 0.03%
Genie Energy, Ltd., Class B	9,100	83,265

Industry Company	Shares	Value

Insurance - 6.97%
American Equity Investment Life Holding Co.	78,550	$1,233,235
Baldwin & Lyons, Inc., Class B	6,100	148,108
Crawford & Co., Class B	20,350	114,367
Eastern Insurance Holdings, Inc.	11,300	211,875
EMC Insurance Group, Inc.	13,850	363,701
Employers Holdings, Inc.	38,500	941,325
FBL Financial Group, Inc., Class A	27,666	1,203,748
Fortegra Financial Corp.*	41,500	285,105
Hallmark Financial Services, Inc.*	33,658	307,634
HCI Group, Inc.+	4,000	122,880
Hilltop Holdings, Inc.*	14,100	231,240
Horace Mann Educators Corp.	61,050	1,488,399
Infinity Property & Casualty Corp.	9,200	549,792
Maiden Holdings, Ltd.	159,350	1,787,907
Montpelier Re Holdings, Ltd.	43,950	1,099,189
National Western Life Insurance Co., Class A	5,350	1,015,697
Navigators Group, Inc. (The)*	27,450	1,565,748
Safety Insurance Group, Inc.	7,100	344,421
Selective Insurance Group, Inc.	43,500	1,001,370
Stewart Information Services Corp.	27,450	718,916
Tower Group International, Ltd.	56,656	1,162,015
United Fire Group, Inc.	54,900	1,363,167
United Insurance Holdings Corp.	43,400	303,366
Universal Insurance Holdings, Inc.	98,641	698,378

		18,261,583

Internet & Catalog Retail - 0.27%
1-800-Flowers.com, Inc., Class A*	23,200	143,608
Orbitz Worldwide, Inc.*	71,850	576,956

		720,564

Internet Software & Services - 1.44%
Digital River, Inc.*	39,700	745,169
EarthLink, Inc.	43,000	267,030
IntraLinks Holdings, Inc.*	49,000	355,740
Marchex, Inc., Class B	88,000	529,760

www.bridgewayomni.com	25

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Monster Worldwide, Inc.*	151,900	$745,829
Tucows, Inc.*	57,800	107,508
United Online, Inc.	135,800	1,029,364

		3,780,400

IT Services - 1.83%
Acxiom Corp.*	31,800	721,224
CACI International, Inc., Class A*+	26,975	1,712,643
CIBER, Inc.*	157,501	526,053
CSG Systems International, Inc.*	1,600	34,720
CSP, Inc.	13,700	121,656
Hackett Group, Inc. (The)	2,800	14,532
ManTech International Corp., Class A+	43,182	1,127,914
Pfsweb, Inc.*	450	1,800
Sykes Enterprises, Inc.*	33,550	528,748

		4,789,290

Leisure Equipment & Products - 0.08%
Arctic Cat, Inc.	450	20,241
Johnson Outdoors, Inc., Class A*	3,950	98,355
Nautilus, Inc.*	10,786	93,730

		212,326

Life Sciences Tools & Services - 0.03%
Cambrex Corp.*	5,800	81,026

Machinery - 2.06%
Accuride Corp.*	102,200	517,132
American Railcar Industries, Inc.	6,400	214,464
Ampco-Pittsburgh Corp.	3,700	69,449
Briggs & Stratton Corp.	21,450	424,710
Cleantech Solutions International, Inc.*+	12,000	63,720
Commercial Vehicle Group, Inc.*+	22,100	164,866
FreightCar America, Inc.	21,100	358,489
Greenbrier Cos., Inc.*	46,700	1,138,079
Hardinge, Inc.	27,000	399,060
Hyster-Yale Materials Handling, Inc.	2,700	169,533
Kadant, Inc.	5,000	150,850
L.B. Foster Co., Class A	1,750	75,548
L.S. Starrett Co., Class A (The)	8,200	83,804
Lydall, Inc.*	40,050	584,730
Miller Industries, Inc.	150	2,307

Industry Company	Shares	Value

Machinery (continued)
Mueller Water Products, Inc., Class A	7,200	$49,752
NN, Inc.	29,500	336,595
Supreme Industries, Inc., Class A*	30,450	152,250
Tecumseh Products Co., Class A*	15,000	163,950
Titan International, Inc.	16,000	269,920

		5,389,208

Marine - 0.18%
Eagle Bulk Shipping, Inc.*+	48,887	178,438
Genco Shipping & Trading, Ltd.*+	48,750	79,462
International Shipholding Corp.	7,850	183,141
Ultrapetrol Bahamas, Ltd.*	10,900	31,065

		472,106

Media - 2.19%
A.H. Belo Corp., Class A	33,800	231,868
Ballantyne Strong, Inc.*	14,300	60,346
Cumulus Media, Inc., Class A*+	69,865	236,842
Dex Media, Inc.*	14,400	253,008
Digital Generation, Inc.*+	40,210	296,348
E.W. Scripps Co., Class A (The)*	34,600	539,068
Entercom Communications Corp., Class A*+	37,050	349,752
Gray Television, Inc.*	58,950	424,440
Harte-Hanks, Inc.	67,500	580,500
Journal Communications, Inc., Class A*	47,450	355,401
McClatchy Co., Class A (The)*+	100,000	228,000
Media General, Inc., Class A*+	800	8,824
Radio One, Inc., Class D*	110,350	256,012
Reading International, Inc., Class A*	9,900	62,964
Salem Communications Corp., Class A	64,700	484,603
Scholastic Corp.	31,900	934,351
Valassis Communications, Inc.+	17,700	435,243

		5,737,570

Metals & Mining - 1.28%
A.M. Castle & Co.*+	24,900	392,424
Friedman Industries, Inc.	3,500	34,475

26	Annual Report | June 30, 2013

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Golden Star Resources, Ltd.*	287,500	$120,750
Handy & Harman, Ltd.*	13,300	237,804
Horsehead Holding Corp.*	8,900	114,009
Materion Corp.	30,600	828,954
Noranda Aluminum Holding Corp.	73,400	237,082
Olympic Steel, Inc.	18,000	441,000
Revett Minerals, Inc.*	60,000	38,808
Worthington Industries, Inc.	29,100	922,761

		3,368,067

Multiline Retail - 0.29%
Bon-Ton Stores, Inc. (The)	9,050	163,352
Fred’s, Inc., Class A	16,250	251,713
Tuesday Morning Corp.*	32,950	341,692

		756,757

Oil, Gas & Consumable Fuels - 5.40%
Adams Resources & Energy, Inc.	400	27,556
Alon USA Energy, Inc.	51,550	745,413
Bill Barrett Corp.*+	69,700	1,409,334
BioFuel Energy Corp.*+	10,000	33,400
Callon Petroleum Co.*	56,300	189,731
Carrizo Oil & Gas, Inc.*	20,000	566,600
Clayton Williams Energy, Inc.*	5,600	243,600
Cloud Peak Energy, Inc.*	44,300	730,064
Comstock Resources, Inc.	41,000	644,930
Crosstex Energy, Inc.	82,600	1,632,176
Delek U.S. Holdings, Inc.	22,900	659,062
Double Eagle Petroleum Co.*	12,050	47,236
EPL Oil & Gas, Inc.*	11,300	331,768
Forest Oil Corp.*+	35,500	145,195
Gran Tierra Energy, Inc.*	60,200	361,802
Green Plains Renewable Energy, Inc.*	51,450	685,314
Hallador Energy Co.	7,800	62,790
James River Coal Co.*+	20,900	38,038
L&L Energy, Inc.*+	65,200	233,416
Miller Energy Resources, Inc.*+	88,000	352,000
PDC Energy, Inc.*	15,380	791,762
Penn Virginia Corp.*+	92,900	436,630
Resolute Energy Corp.*	103,900	829,122
REX American Resources Corp.*	10,550	303,524
Stone Energy Corp.*	45,300	997,959
Swift Energy Co.*+	34,100	408,859

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Teekay Tankers, Ltd.+	80,800	$212,504
U.S. Energy Corp.*	20,200	41,814
W&T Offshore, Inc.+	47,800	683,062
Warren Resources, Inc.*	120,780	307,989

		14,152,650

Paper & Forest Products - 1.65%
Clearwater Paper Corp.*	9,500	447,070
KapStone Paper & Packaging Corp.	20,575	826,704
Mercer International, Inc.*	66,850	435,862
PH Glatfelter Co.	29,500	740,450
Resolute Forest Products*+	99,700	1,313,049
Wausau Paper Corp.	49,550	564,870

		4,328,005

Personal Products - 0.10%
Nutraceutical International Corp.	8,950	182,938
Synutra International, Inc.*+	14,700	74,823

		257,761

Professional Services - 1.24%
Barrett Business Services, Inc.	10,800	563,868
CBIZ, Inc.*	5,275	35,395
CDI Corp.	35,700	505,512
CRA International, Inc.*	10,700	197,629
Dolan Co. (The)*	41,000	66,830
Heidrick & Struggles International, Inc.	13,950	233,244
Hudson Global, Inc.*	34,300	85,064
ICF International, Inc.*	19,000	598,690
Kelly Services, Inc., Class A	8,800	153,736
Navigant Consulting, Inc.*	14,600	175,200
RCM Technologies, Inc.	400	2,172
RPX Corp.*	7,796	130,973
VSE Corp.	12,130	498,179

		3,246,492

Road & Rail - 0.95%
Arkansas Best Corp.	8,500	195,075
Avis Budget Group, Inc.*	49,700	1,428,875
Celadon Group, Inc.	4,400	80,300
Covenant Transportation Group, Inc., Class A*	42,550	265,512
Marten Transport, Ltd.	12,966	203,177
Saia, Inc.*	4,725	141,608

www.bridgewayomni.com	27

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value
Common Stocks (continued)
Road & Rail (continued)
Universal Truckload Services, Inc.*	7,503	$180,898

		2,495,445

Semiconductors & Semiconductor Equipment - 2.01%
Advanced Energy Industries, Inc.*	11,800	205,438
Alpha & Omega Semiconductor, Ltd.*	40,000	305,600
AXT, Inc.*	40,300	108,810
Integrated Silicon Solution, Inc.*	36,394	398,878
inTEST Corp.	9,078	34,134
Kulicke & Soffa Industries, Inc.*	86,600	957,796
Magnachip Semiconductor Corp.*	33,100	604,737
MEMSIC, Inc.*	30,000	123,000
Pericom Semiconductor Corp.*	41,500	295,480
Photronics, Inc.*	118,170	952,450
Spansion, Inc., Class A*	75,700	947,764
Ultra Clean Holdings*	57,000	344,850

		5,278,937

Software - 0.29%
GSE Systems, Inc.*	35,000	52,850
Net 1 UEPS Technologies, Inc.*+	15,700	115,552
NetSol Technologies, Inc.*	11,100	111,666
TeleCommunication Systems, Inc., Class A*	131,300	305,929
Telenav, Inc.*	31,500	164,745

		750,742

Specialty Retail - 3.42%
ANN, Inc.*	12,100	401,720
Barnes & Noble, Inc.*	43,800	699,048
Body Central Corp.*	18,000	239,760
Books-A-Million, Inc.*	350	917
Brown Shoe Co., Inc.	25,150	541,480
Build-A-Bear Workshop, Inc.*	3,800	23,066
Children’s Place Retail Stores, Inc. (The)*	10,600	580,880
Citi Trends, Inc.*	33,050	480,216
Conn’s, Inc.*	23,400	1,211,184
Destination Maternity Corp.	2,028	49,889
Destination XL Group, Inc.*	31,500	199,710
Kirkland’s, Inc.*	3,900	67,275

Industry Company	Shares	Value

Specialty Retail (continued)
Office Depot, Inc.*	368,000	$1,424,160
Pep Boys-Manny, Moe & Jack (The)*	25,000	289,500
Perfumania Holdings, Inc.*	600	3,120
Sonic Automotive, Inc., Class A	24,650	521,101
Stage Stores, Inc.	24,700	580,450
Stein Mart, Inc.	32,400	442,260
TravelCenters of America LLC*	54,150	592,401
West Marine, Inc.*	22,679	249,469
Wet Seal, Inc., Class A (The)*	79,350	373,738

		8,971,344

Textiles, Apparel & Luxury Goods - 1.19%
Crown Crafts, Inc.+	21,000	129,150
Delta Apparel, Inc.*	13,200	186,120
Jones Group, Inc. (The)	36,400	500,500
Perry Ellis International, Inc.	19,800	402,138
Rocky Brands, Inc.	16,150	244,188
Skechers U.S.A., Inc., Class A*	31,600	758,716
Unifi, Inc.*	43,600	901,212

		3,122,024

Thrifts & Mortgage Finance - 4.68%
Astoria Financial Corp.	120,900	1,303,302
Bank Mutual Corp.	121,800	686,952
BankFinancial Corp.	44,100	374,850
Berkshire Hills Bancorp, Inc.	10,000	277,600
Brookline Bancorp, Inc.	30,000	260,400
Cape Bancorp, Inc.	26,100	247,950
Doral Financial Corp.*	56,100	46,563
ESB Financial Corp.	35,649	432,422
ESSA Bancorp, Inc.	35,000	383,600
Federal Agricultural Mortgage Corp., Class C	16,500	476,520
First Defiance Financial Corp.	20,750	467,913
First Financial Northwest, Inc.	26,400	272,184
First Pactrust Bancorp, Inc.	9,100	123,578
Flagstar Bancorp, Inc.*+	59,500	830,620
Flushing Financial Corp.	43,300	712,285
Heritage Financial Group, Inc.	12,200	179,950
Home Bancorp, Inc.*	14,000	259,000
Home Federal Bancorp, Inc.	19,300	245,882

28	Annual Report | June 30, 2013

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2013

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Home Loan Servicing Solutions, Ltd.	16,500	$395,505
Laporte Bancorp, Inc.	11,000	111,100
Meta Financial Group, Inc.	7,300	191,844
MutualFirst Financial, Inc.	8,700	122,670
Northwest Bancshares, Inc.	20,000	270,200
OceanFirst Financial Corp.	50,488	785,089
Provident Financial Holdings, Inc.	26,600	422,408
Provident Financial Services, Inc.	67,400	1,063,572
Provident New York Bancorp	24,200	226,028
Pulaski Financial Corp.	800	7,640
Riverview Bancorp, Inc.*	50,000	125,500
Timberland Bancorp, Inc.	7,000	58,940
United Community Bancorp	10,000	100,000
United Community Financial Corp.*	39,163	182,108
Westfield Financial, Inc.	53,000	371,000
WSFS Financial Corp.	4,870	255,139

		12,270,314

Trading Companies & Distributors - 0.75%
AeroCentury Corp.*	1,100	21,428
Aircastle, Ltd.	56,500	903,435
CAI International, Inc.*	10,000	235,700
Rush Enterprises, Inc., Class A*	21,100	522,225
Willis Lease Finance Corp.*	20,750	280,332

		1,963,120

Wireless Telecommunication Services - 0.59%
Leap Wireless International, Inc.*+	84,300	567,339
NTELOS Holdings Corp.	12,625	207,808
Shenandoah Telecommunications Co.	15,700	261,876
USA Mobility, Inc.	37,300	506,161

		1,543,184

TOTAL COMMON STOCKS - 99.95%		261,943,512

(Cost $216,250,126)

RIGHTS - 0.00%
Federal-Mogul Corp.*Δ	56,400	12,533

TOTAL RIGHTS - 0.00% (Cost $ — )		12,533

	Rate^	Shares	Value

MONEY MARKET FUND - 0.15%
BlackRock FedFund	0.01%	384,375	$384,375

TOTAL MONEY MARKET FUND - 0.15%			384,375

(Cost $384,375)

TOTAL INVESTMENTS - 100.10%			$262,340,420
(Cost $216,634,501)
Liabilities in Excess of Other Assets - (0.10%)			(252,602)

NET ASSETS - 100.00%			$262,087,818

*	Non-income producing security.
^	Rate disclosed as of June 30, 2013.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2013. Total loaned securities had a value of $16,851,579 at June 30, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$261,943,512	$—	$—	$261,943,512
Rights	—	12,533	—	12,533
Money Market Fund	—	384,375	—	384,375

TOTAL	$261,943,512	$396,908	$—	$262,340,420

See Notes to Financial Statements.

www.bridgewayomni.com	29

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$261,798,243	$262,340,420
Receivables:
Portfolio securities sold	1,096,139	155,579
Fund shares sold	138,409	449,390
Dividends and interest	191,633	172,749
Prepaid expenses	33,663	38,144
Total assets	263,258,087	263,156,282

LIABILITIES
Payables:
Portfolio securities purchased	1,411,804	895,111
Fund shares redeemed	755,987	-
Accrued Liabilities:
Investment advisory fees	68,566	67,795
Administration fees	6,165	6,203
Directors’ fees	356	309
Other	106,050	99,046
Total liabilities	2,348,928	1,068,464
NET ASSETS	$260,909,159	$262,087,818

NET ASSETS REPRESENT
Paid-in capital	$196,895,097	$211,156,549
Undistributed net investment income	424,816	599,388
Accumulated net realized gain on investments	7,931,258	4,625,962
Net unrealized appreciation on investments	55,657,988	45,705,919
NET ASSETS	$260,909,159	$262,087,818
Shares of common stock outstanding of $.001 par value*	18,491,253	20,556,400
Net asset value, offering price and redemption price per share	$14.11	$12.75
Total investments at cost	$206,140,255	$216,634,501

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

30	Annual Report | June 30, 2013

STATEMENTS OF OPERATIONS

Year Ended June 30, 2013

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$3,892,739	$3,403,830
Securities lending.	374,292	289,038
Total Investment Income	4,267,031	3,692,868

EXPENSES
Investment advisory fees	1,089,727	951,271
Administration fees	76,266	65,769
Accounting fees	97,415	94,192
Transfer agent fees	15,575	12,587
Professional fees	63,427	53,787
Custody fees	16,310	17,223
Blue sky fees	28,342	31,411
Directors’ and officers’ fees	31,055	26,561
Shareholder servicing fees	195,791	158,265
Reports to shareholders	27,730	21,569
Miscellaneous expenses	50,124	37,945
Total Expenses	1,691,762	1,470,580
Less investment advisory fees waived	(384,005)	(328,970)
Net Expenses	1,307,757	1,141,610
NET INVESTMENT INCOME	2,959,274	2,551,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	10,904,743	5,772,987
Change in Unrealized Appreciation (Depreciation) on:
Investments	44,979,070	42,087,918
Net Realized and Unrealized Gain on Investments	55,883,813	47,860,905
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,843,087	$50,412,163
See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,	For the Period August 31, 2011[1] through	Year Ended June 30,
	2013	June 30, 2012	2013	2012
OPERATIONS
Net investment income	$2,959,274	$747,328	$2,551,258	$785,043
Net realized gain (loss) on investments	10,904,743	(145,793)	5,772,987	(827,085)
Net change in unrealized appreciation (depreciation) on investments	44,979,070	10,678,918	42,087,918	3,181,198
Net increase in net assets resulting from operations	58,843,087	11,280,453	50,412,163	3,139,156

DISTRIBUTIONS:
From net investment income.	(2,835,617)	(218,329)	(2,235,902)	(379,007)
From net realized gains	(2,196,201)	-	-	-
Net decrease in net assets resulting from distributions	(5,031,818)	(218,329)	(2,235,902)	(379,007)

SHARE TRANSACTIONS:
Proceeds from sale of shares	63,805,646	178,590,444	115,641,726	112,796,648
Reinvestment of distributions	5,031,818	218,329	2,235,804	379,007
Cost of shares redeemed	(41,292,281)	(10,318,190)	(31,182,289)	(26,664,208)
Net increase in net assets resulting from share transactions	27,545,183	168,490,583	86,695,241	86,511,447
Net increase in net assets	81,356,452	179,552,707	134,871,502	89,271,596

NET ASSETS:
Beginning of period	179,552,707	-	127,216,316	37,944,720
End of period*	$260,909,159	$179,552,707	$262,087,818	$127,216,316

SHARES ISSUED & REDEEMED
Issued	5,217,382	17,113,203	10,437,669	11,927,426
Distributions reinvested	422,842	21,942	206,255	41,833
Redeemed	(3,303,393)	(980,723)	(2,748,125)	(2,861,204)
Net increase in shares	2,336,831	16,154,422	7,895,799	9,108,055
Outstanding at beginning of period	16,154,422	-	12,660,601	3,552,546
Outstanding at end of period	18,491,253	16,154,422	20,556,400	12,660,601

* Including undistributed net investment income of:	$424,816	$508,134	$599,388	$455,097

1Commencement of operations.

See Notes to Financial Statements.

32	Annual Report | June 30, 2013

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from
		Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)		Total from Investment Operations

OMNI SMALL-CAP VALUE

Year Ended June 30, 2013	$11.11	$0.17	$3.12		$3.29
Period Ended June 30, 2012(d)	10.00	0.08	1.06		1.14

OMNI TAX-MANAGED SMALL-CAP VALUE

Year Ended June 30, 2013	10.05	0.15	2.68		2.83
Year Ended June 30, 2012	10.68	0.09	(0.67	)(e)	(0.58)
Period Ended June 30, 2011(f)	10.00	0.03	0.65		0.68

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized for periods less than one year.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Commenced operations on August 31, 2011.
(e)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(f)	Commenced operations on December 31, 2010.

See Notes to Financial Statements.

34	Annual Report | June 30, 2013

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(b)	Expenses After Waivers and Reimbursements(b)	Net Investment Income After Waivers and Reimbursements(b)	Portfolio Turnover Rate

$(0.13)	$(0.16)	$(0.29)	$14.11	30.08	%(c)	$260,909	0.78%	0.60%	1.36%	34%
-	(0.03)	(0.03)	11.11	11.41	%(c)	179,553	0.84%	0.60%	0.92%	8%

-	(0.13)	(0.13)	12.75	28.43	%(c)	262,088	0.77%	0.60%	1.34%	34%
-	(0.05)	(0.05)	10.05	(5.41	%)(c)	127,216	0.90%	0.60%	0.95%	26%
-	-	-	10.68	6.80	%(c)	37,945	1.56%	0.60%	0.57%	7%

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NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2013 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2013, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last trading price for the security on the exchange on which the security last traded. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Annual Report | June 30, 2013

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost. Therefore, the money market funds are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2013 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2013, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, FASB issued ASU No. 2013-01, which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

As of June 30, 2013, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Omni Small-Cap Value	$16,189,276	$16,700,574
Omni Tax-Managed Small-Cap Value	16,851,579	17,432,607

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2013, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2013. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

38	Annual Report | June 30, 2013

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/13
Omni Small-Cap Value*	0.60%	$384,005
Omni Tax-Managed Small-Cap Value*	0.60%	328,970

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328 and $384,005, which expire on June 30, 2015 and June 30, 2016, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $85,793, $243,003, and $328,970, which expire June 30, 2014, June 30, 2015, and June 30, 2016, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades between funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2013 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales
Omni Small-Cap Value	$13,417,919	$7,053,328
Omni Tax-Managed Small-Cap Value	14,648,869	4,925,470

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments. During the year ended June 30, 2013, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $76,266 and $65,769, respectively.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2013 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Omni Small-Cap Value	$-	$102,165,927	$-	$75,351,025
Omni Tax-Managed Small-Cap Value	-	152,195,819	-	64,156,234

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2013, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$61,112,633	$52,108,554
Gross depreciation (excess of tax cost over value)	(5,455,200)	(6,435,932)
Net unrealized appreciation (depreciation)	$55,657,433	$45,672,622
Cost of investments for income tax purposes	$206,140,810	$216,667,798

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2013 and June 30, 2012, respectively, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2013	For the Period August 31, 2011 through June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$2,835,617	$218,329	$2,235,902	$379,007
Long-Term Capital Gain	2,196,201	-	-	-
Total	$5,031,818	$218,329	$2,235,902	$379,007

40	Annual Report | June 30, 2013

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration and will retain their character as either short-term or long-term capital losses. There are no capital loss carryovers for Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2013.

During the fiscal year June 30, 2013, Omni Tax-Managed Small-Cap Value Fund utilized $691,466 of capital loss carrovers.

Components of Accumulated Earnings (Deficit) As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$424,816	$599,388
Accumulated Net Realized Gain on Investments*	7,931,813	4,659,259
Net Unrealized Appreciation of Investments	55,657,433	45,672,622
Total	$64,014,062	$50,931,269

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2014. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have no deferred late-year losses.

For the fiscal year June 30, 2013, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$838,466	$462,842
Undistributed Net Investment Income	(206,975)	(171,065)
Accumulated Net Realized Loss	(631,491)	(291,777)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 19, 2013. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to a Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2013

For the year ended June 30, 2013, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period
Omni Small-Cap Value	1.45%	$519,629	62	$1,283	$1,568,000
Omni Tax-Managed Small-Cap Value	1.45%	1,844,667	6	440	3,750,000

1 Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of June 30, 2013.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Annual Report | June 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 20, 2013

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OTHER INFORMATION

June 30, 2013 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2013. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2013. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

	Omni Small-Cap	Omni Tax-Managed
	Value	Small Cap Value

Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2013, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap	Omni Tax-Managed
	Value	Small-Cap Value

Ordinary Income Distributions	$2,835,617	$2,235,902
Equalization Debits Included in Ordinary Income Distributions	239,329	206,972
Long-Term Capital Gain Distributions	2,196,201	-
Equalization Debits Included in Long-Term Capital Gain Distributions	599,137	255,870

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2013 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

44	Annual Report | June 30, 2013

OTHER INFORMATION (continued)

June 30, 2013 (unaudited)

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds (each a “Fund” and collectively, the “Funds”) must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each Fund’s Management Agreement, including the services and support provided to each Fund and its shareholders.

On May 10, 2013, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following Funds: Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund. In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

•	actual management fees paid by each Fund to the Adviser;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

•	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser and, as a result of the telephonic meeting, requested certain additional information from the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds;

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OTHER INFORMATION (continued)

June 30, 2013 (unaudited)

•	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the fact that the Adviser continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations and noted that recent staffing changes would have no significant impact on the services provided to the Funds.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2012 for each Fund and considered the following:

•	With regard to the Omni Tax-Managed Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s short operating history, the Fund has lagged its peer funds and benchmark index for the past one year period and has lagged its benchmark index since inception.

•	With regard to the Omni Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s short operating history, the Fund has outperformed its peer funds but lagged its benchmark index for the past one year period and outperformed its benchmark index since inception.

In examining fees and expenses, the Independent Directors considered that each Fund’s management fee and total expenses are significantly lower than their respective peer funds.

In examining profitability, the Independent Directors considered that the Adviser was operating each Fund at a loss, which negatively impacted the Adviser’s overall financial results. However, the Independent Directors also considered management’s representations that the Adviser has the financial resources to support ongoing operations and future growth despite currently operating the Funds at a loss.

With regard to economies of scale, the Independent Directors noted that although there are no fee breakpoints in each Fund’s management fee schedule, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and that its administrative services to the Funds are structured to approximate an at-cost relationship.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

•	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

46	Annual Report | June 30, 2013

OTHER INFORMATION (continued)

June 30, 2013 (unaudited)

•	the investment performance of each Fund was acceptable over the short operating history of each Fund;

•	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were significantly lower than peer funds;

•	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

•	although there are no breakpoints in each Fund’s fee schedule, shareholders of each Fund were not missing the opportunity to benefit from economies of scale in view of the fact that each Fund was priced low in anticipation of future growth.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

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DISCLOSURE OF FUND EXPENSES

June 30, 2013 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2013 and held until June 30, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period*
	Value at 1/1/13	Value at 6/30/13	Ratio	1/1/13 - 6/30/13

Bridgeway Omni Small-Cap Value

Actual Fund Return	$1,000.00	$1,184.72	0.60%	$3.25
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value

Actual Fund Return	$1,000.00	$1,176.20	0.60%	$3.24
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

48	Annual Report | June 30, 2013

DIRECTORS & OFFICERS

June 30, 2013

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 60	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 58	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 50	Director	Term: 1 Year Length: 1994 to Present.	Partner, Gainer Donnelly, LLP, since 1998.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 52	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since June 2012; Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2013

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 49	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 57	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present. President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

50	Annual Report | June 30, 2013

DIRECTORS & OFFICERS (continued)

June 30, 2013

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 55	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 51	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 48	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 58	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Fund’s Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended June 30, 2013 and $227,000 for the fiscal year ended June 30, 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2013 and $0 for the fiscal year ended June 30, 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2013 and $26,000 for the fiscal year ended June 30, 2012. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2013 and $0 for the fiscal year ended June 30, 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2013 and $0 for the fiscal year ended June 30, 2012.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)* /s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date September 3, 2013

By (Signature and Title)* /s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date September 3, 2013

* Print the name and title of each signing officer under his or her signature.